Janus Henderson Absolute Return Income Opportunities

Schedule of Investments (unaudited)

March 31, 2019

Principal or Contract Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 46.1%
La Trobe Financial Capital Markets Trust 2017-1,
30 Day Australian Bank Bill Rate + 2.9500%, 4.7990%, 1/14/49‡	1,000,000	AUD	$719,854
La Trobe Financial Capital Markets Trust 2017-2,
30 Day Australian Bank Bill Rate + 1.9000%, 3.7550%, 1/12/49‡	19,446,673	AUD	13,838,828
La Trobe Financial Capital Markets Trust 2017-2,
30 Day Australian Bank Bill Rate + 2.4000%, 4.2550%, 1/12/49‡	10,000,000	AUD	7,153,388
Liberty Series 2016-2,
30 Day Australian Bank Bill Rate + 2.7000%, 4.5160%, 8/25/48‡	951,671	AUD	681,752
Liberty Series 2018-1,
30 Day Australian Bank Bill Rate + 1.6500%, 3.5050%, 10/10/49‡	28,950,000	AUD	20,470,906
Liberty Series 2018-1 SME,
30 Day Australian Bank Bill Rate + 1.4500%, 3.3050%, 7/10/50‡	8,653,802	AUD	6,125,638
Liberty Series 2018-1 SME,
30 Day Australian Bank Bill Rate + 2.3500%, 4.2050%, 7/10/50‡	3,500,000	AUD	2,482,661
Liberty Series 2018-3,
30 Day Australian Bank Bill Rate + 1.9000%, 3.7160%, 10/25/50‡	7,400,000	AUD	5,233,420
Liberty Series 2018-3,
30 Day Australian Bank Bill Rate + 2.1000%, 3.9160%, 10/25/50‡	1,500,000	AUD	1,063,050
Pepper I-Prime 2017-2 Trust,
30 Day Australian Bank Bill Rate + 2.0000%, 3.8538%, 12/13/48‡	4,950,369	AUD	3,520,168
Pepper I-Prime 2018-1 Trust,
30 Day Australian Bank Bill Rate + 1.6500%, 3.4660%, 11/23/49‡	15,700,000	AUD	11,128,348
Pepper Residential Securities Trust NO 18,
30 Day Australian Bank Bill Rate + 2.1000%, 3.9550%, 8/12/58‡	2,046,746	AUD	1,462,027
RedZed Trust Series 2018-1,
30 Day Australian Bank Bill Rate + 2.4000%, 4.2550%, 3/9/50‡	14,700,000	AUD	10,410,791
Resimac Avoca Series 2014-1,
30 Day Australian Bank Bill Rate + 1.6500%, 3.5050%, 7/11/39‡	3,820,372	AUD	2,713,463
RESIMAC Bastille Trust Series 2016-1NC,
30 Day Australian Bank Bill Rate + 2.2500%, 4.0836%, 8/4/57‡	12,215,446	AUD	8,694,199
RESIMAC Bastille Trust Series 2017-1NC,
30 Day Australian Bank Bill Rate + 1.8500%, 3.7092%, 12/8/58‡	353,248	AUD	250,741
Sapphire XVIII Series 2018-1 Trust,
30 Day Australian Bank Bill Rate + 1.6000%, 3.4232%, 10/21/49‡	3,527,111	AUD	2,495,216
SMHL Series Securitisation Fund 2014-1,
30 Day Australian Bank Bill Rate + 1.4000%, 3.2160%, 2/23/46‡	8,174,299	AUD	5,785,238
SMHL Series Securitisation Fund 2015-1,
30 Day Australian Bank Bill Rate + 2.3000%, 4.1150%, 1/26/47‡	1,057,258	AUD	758,158
TORRENS Series 2014-2 Trust,
30 Day Australian Bank Bill Rate + 1.6000%, 3.4550%, 1/12/46‡	2,839,396	AUD	2,021,612
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $107,472,438)			107,009,458
Corporate Bonds – 50.1%
Banking – 20.9%
Australia & New Zealand Banking Group Ltd,
90 Day Australian Bank Bill Rate + 2.7000%, 4.6500%, 5/17/26‡	3,000,000	AUD	2,187,948
Australia & New Zealand Banking Group Ltd,
AUD SWAP 5 YR + 1.8500%, 4.7500%, 5/13/27‡	2,000,000	AUD	1,472,704
Azure Orbit III International Finance Ltd, 2.6250%, 3/21/21	$4,500,000		4,438,850
Bendigo & Adelaide Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 4.3191%, 11/30/28‡	2,500,000	AUD	1,803,287
Commonwealth Bank of Australia,
90 Day Australian Bank Bill Rate + 2.6500%, 4.5309%, 6/3/26‡	6,100,000	AUD	4,451,495
Commonwealth Bank of Australia,
ICE LIBOR USD 3 Month + 2.0940%, 3.3750%, 10/20/26‡	1,680,000		1,659,269
DBS Group Holdings Ltd,
90 Day Australian Bank Bill Rate + 1.5800%, 3.4150%, 3/16/28‡	1,300,000	AUD	918,023
Horse Gallop Finance Ltd,
ICE LIBOR USD 3 Month + 1.1800%, 3.7774%, 6/28/21‡	7,587,000		7,598,456
Lloyds Banking Group PLC, 3.6500%, 3/20/23	3,000,000	AUD	2,168,972
Lloyds Banking Group PLC, 3.9000%, 11/23/23	5,850,000	AUD	4,252,209
Macquarie Group Ltd, 6.2500%, 1/14/21	1,616,000		1,703,639
Macquarie Group Ltd,
90 Day Australian Bank Bill Rate + 1.1500%, 2.9939%, 12/15/22‡	3,460,000	AUD	2,441,407
National Australia Bank Ltd, AUD SWAP 5 YR + 2.4000%, 4.0000%, 9/21/26‡	2,743,000	AUD	1,988,906
National Australia Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4000%, 4.2087%, 9/21/26‡	568,000	AUD	413,063
Oversea-Chinese Banking Corp Ltd, 4.2500%, 6/19/24	2,300,000		2,365,509
United Overseas Bank Ltd,
USD SWAP SEMI 30/360 5YR + 1.9950%, 3.7500%, 9/19/24‡	1,550,000		1,552,852

Principal or Contract Amounts			Value
Corporate Bonds – (continued)
Banking – (continued)
Westpac Banking Corp,
90 Day Australian Bank Bill Rate + 3.1000%, 4.9600%, 3/10/26‡	1,200,000	AUD	$879,480
Westpac Banking Corp, AUD SWAP 5 YR + 1.9500%, 4.5000%, 3/11/27‡	5,810,000	AUD	4,240,848
Westpac Banking Corp, AUD SWAP 5 YR + 2.6500%, 4.8000%, 6/14/28‡	2,724,000	AUD	2,022,694
			48,559,611
Basic Industry – 0.4%
Glencore Funding LLC, 4.1250%, 3/12/24 (144A)	$955,000		965,061
Capital Goods – 1.3%
Caterpillar Financial Services Corp, 2.9500%, 2/26/22	3,000,000		3,029,257
Consumer Cyclical – 10.7%
Daimler Finance North America LLC,
ICE LIBOR USD 3 Month + 0.8800%, 3.5434%, 2/22/22 (144A)‡	2,850,000		2,856,787
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 0.8500%, 3.6468%, 4/9/21‡	1,610,000		1,597,651
General Motors Financial Co Inc, 3.2000%, 7/6/21	6,600,000		6,570,914
Hyundai Capital America, 3.0000%, 3/18/21 (144A)	3,000,000		2,979,435
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.9400%, 3.7439%, 7/8/21‡	3,200,000		3,199,364
Hyundai Capital America, 3.1000%, 4/5/22	3,900,000		3,873,490
Volkswagen Financial Services Australia Pty Ltd, 3.3000%, 2/28/22	5,190,000	AUD	3,736,911
			24,814,552
Consumer Non-Cyclical – 1.3%
Boston Scientific Corp, 3.4500%, 3/1/24	2,900,000		2,953,764
Electric – 1.5%
AusNet Services Holdings Pty Ltd, 5.3750%, 7/2/24	3,400,000	AUD	2,679,200
ETSA Utilities Finance Pty Ltd,
90 Day Australian Bank Bill Rate + 1.0200%, 2.8891%, 8/29/22‡	1,050,000	AUD	745,986
			3,425,186
Financial Institutions – 1.8%
Liberty Financial Pty Ltd, 5.1000%, 6/1/20	3,500,000	AUD	2,504,036
Liberty Financial Pty Ltd, 5.1000%, 4/9/21	2,350,000	AUD	1,688,685
			4,192,721
Government Sponsored – 8.5%
Bank of China Ltd/London, ICE LIBOR USD 3 Month + 0.7300%, 3.3366%, 6/7/21‡	1,100,000		1,099,579
Bank of China Ltd/Macau,
ICE LIBOR USD 3 Month + 0.7500%, 3.3936%, 11/20/21‡	1,150,000		1,149,862
China Overseas Finance Investment Cayman V Ltd, 0%, 1/5/23◊	800,000		877,000
CNOOC Curtis Funding No 1 Pty Ltd, 4.5000%, 10/3/23	6,000,000		6,301,944
Export-Import Bank of Korea,
ICE LIBOR USD 3 Month + 0.5750%, 3.1901%, 6/1/21‡	3,000,000		3,006,211
ICBCIL Finance Co Ltd, 3.6500%, 3/5/22	800,000		806,191
SGSP Australia Assets Pty Ltd, 3.3000%, 4/9/23	800,000		797,429
Sinopec Capital 2013 Ltd, 3.1250%, 4/24/23	5,710,000		5,671,992
			19,710,208
Real Estate Investment Trusts (REITs) – 0.6%
Vicinity Centres Trust, 4.0000%, 4/26/27	1,950,000	AUD	1,438,961
Semiconductor & Semiconductor Equipment – 1.0%
Broadcom Inc, 3.1250%, 4/15/21 (144A)	2,360,000		2,357,215
Transportation – 2.1%
Sydney Airport Finance Co Pty Ltd, 3.9000%, 3/22/23 (144A)	100,000		101,203
Sydney Airport Finance Co Pty Ltd, 3.6250%, 4/28/26 (144A)	4,700,000		4,694,562
			4,795,765
Total Corporate Bonds (cost $115,836,568)			116,242,301
OTC Purchased Options – Calls – 0.3%
Counterparty/Reference Asset
Citibank:
EUR Currency,
Notional amount $37,235,000, premiums paid $1,007,765, unrealized depreciation $(308,976), exercise price $1.17, expires 2/26/20* (premiums paid $1,007,765)	37,235,000		698,789
OTC Purchased Options – Puts – 0.6%
Counterparty/Reference Asset
Citibank:
EUR Currency,
Notional amount $37,235,000, premiums paid $1,001,808, unrealized appreciation $505,204, exercise price $1.17, expires 2/26/20* (premiums paid $1,001,808)	37,235,000		1,507,012
Total Investments (total cost $225,318,579) – 97.1%			225,457,560
Cash, Receivables and Other Assets, net of Liabilities – 2.9%			6,689,270
Net Assets – 100%			$232,146,830

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Australia	$146,924,260	65.2%
United States	28,766,891	12.8
China	27,066,874	12.0
Germany	6,593,698	2.9
United Kingdom	6,421,181	2.9
Singapore	4,836,384	2.1
South Korea	3,006,211	1.3
Switzerland	965,061	0.4
Hong Kong	877,000	0.4

Total	$225,457,560	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank NA:
Australian Dollar	5/2/19	(212,000,000)	$148,654,613	$(1,937,313)
JPMorgan Chase & Co:
Australian Dollar	5/2/19	1,000,000	(709,338)	1,001
Total				$(1,936,312)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
3-Year Australian Bond	450	6/17/19	$36,303,517	$176,063	$(25,301)

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Citibank:

AUD Currency	10,464,000	0.76	USD	3/10/20	$(10,464,000)	$104,849	$24,862	$(79,987)

Schedule of OTC Written Interest Rate Swaptions
Counterparty/ Description	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Put Swaptions:

Citigroup Global Markets:
R 2.13 vs 3m US LIBOR 6M10Y 09/30/19 CITI CASH, maturing 10/02/29, Pay fixed rate 2.13%, Receive floating rate 3m US LIBOR 6M10Y, payment frequency: Quarterly	2.13	USD	9/30/19	$(22,827,000)	$(159,789)	$29,675	$(130,114)

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
ICE LIBOR USD 3 Month	2.5100% Fixed Rate	Quarterly	2/22/22	53,500,000	USD	$232	$(322,367)	$(53,189)
2.7338% Fixed Rate	ICE LIBOR USD 3 Month	Semiannual	2/22/30	12,000,000	USD	232	319,134	11,397
Total						$464	$(3,233)	$(41,792)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Credit default swaps, short	$ (18,603,532)
Forward foreign currency exchange contracts, purchased	22,973,489
Forward foreign currency exchange contracts, sold	54,819,055
Futures contracts, purchased	345,361,965
Futures contracts, sold	650,180,480
Interest rate swaps, long	(277)
Interest rate swaps, short	8,625
Purchased options contracts, call	960,146
Purchased options contracts, put	295,443
Purchased swaption contracts, call	116,669
Purchased swaption contracts, put	152,007
Written options contracts, call	1,609,677
Written options contracts, put	1,271,099
Written swaption contracts, call	347,331
Written swaption contracts, put	157,862

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $13,954,263, which represents 6.0% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

◊	Zero coupon bond.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

	Level 2 -	Level 3 -
Level 1 -	Other Significant	Significant

	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$107,009,458	$-
Corporate Bonds	-	116,242,301	-
OTC Purchased Options – Calls	-	698,789	-
OTC Purchased Options – Puts	-	1,507,012	-
Total Investments in Securities	$-	$225,457,560	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,001	-
Variation Margin Receivable	11,397	-	-
Total Assets	$11,397	$225,458,561	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,937,313	$-
Options Written, at Value	-	79,987	-
Swaptions Written, at Value	-	130,114	-
Variation Margin Payable	78,490	-	-
Total Liabilities	$78,490	$2,147,414	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Absolute Return Income Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the period, the Fund purchased call options on various equity index futures for the purpose of increasing exposure to broad equity risk.

During the period, the Fund purchased put options on various equity index futures for the purpose of decreasing exposure to broad equity risk.

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Fund purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – 10.0%
Aerospace & Defense – 0.1%
Airbus SE	8	$1,058
Arconic Inc	983	18,785
BAE Systems PLC	953	5,987
Boeing Co	26	9,917
Leonardo SpA	218	2,533
Meggitt PLC	322	2,108
MTU Aero Engines AG	1	226
Raytheon Co	29	5,280
Safran SA	2	274
Textron Inc	92	4,661
		50,829
Air Freight & Logistics – 0%
Bollore SA	1,001	4,522
Deutsche Post AG	28	911
Royal Mail PLC	714	2,216
SG Holdings Co Ltd	100	2,910
		10,559
Airlines – 0.1%
Alaska Air Group Inc	219	12,290
American Airlines Group Inc	313	9,941
Delta Air Lines Inc	118	6,095
Deutsche Lufthansa AG	28	614
easyJet PLC	46	669
Southwest Airlines Co	566	29,381
United Continental Holdings Inc*	157	12,525
		71,515
Auto Components – 0.1%
Aptiv PLC	70	5,564
BorgWarner Inc	373	14,327
Bridgestone Corp	200	7,700
Cie Generale des Etablissements Michelin SCA	49	5,793
Continental AG	31	4,666
Goodyear Tire & Rubber Co	898	16,299
Nokian Renkaat OYJ	319	10,677
Stanley Electric Co Ltd	100	2,685
Sumitomo Rubber Industries Ltd	100	1,198
Valeo SA	58	1,682
Yokohama Rubber Co Ltd	100	1,855
		72,446
Automobiles – 0.1%
Bayerische Motoren Werke AG	76	5,860
Daimler AG	87	5,099
Ferrari NV	64	8,578
Fiat Chrysler Automobiles NV*	581	8,649
Ford Motor Co	547	4,803
General Motors Co	357	13,245
Mitsubishi Motors Corp	400	2,123
Renault SA	242	15,990
Yamaha Motor Co Ltd	100	1,959
		66,306
Banks – 0.4%
ABN AMRO Group NV	175	3,945
Aozora Bank Ltd	200	4,938
Banco de Sabadell SA	5,585	5,561
Bank of America Corp	115	3,173
Bank of East Asia Ltd	4,800	15,593
Bank of Queensland Ltd	1,476	9,535
Bankia SA	782	2,026
Bankinter SA	349	2,658
Barclays PLC	143	288
BB&T Corp	742	34,525
Bendigo & Adelaide Bank Ltd	804	5,525
BOC Hong Kong Holdings Ltd	3,500	14,491
CaixaBank SA	431	1,346
Canadian Imperial Bank of Commerce	15	1,185
Chiba Bank Ltd	400	2,169
Citigroup Inc	36	2,240
Citizens Financial Group Inc	805	26,162
Comerica Inc	197	14,444

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
Commonwealth Bank of Australia	93	$4,664
Concordia Financial Group Ltd	400	1,541
DNB ASA	194	3,573
Erste Group Bank AG*	79	2,903
Fifth Third Bancorp	534	13,467
First Republic Bank/CA	9	904
Fukuoka Financial Group Inc	300	6,649
Hang Seng Bank Ltd	1,700	41,949
HSBC Holdings PLC	1,611	13,076
Japan Post Bank Co Ltd	900	9,820
KBC Group NV	6	419
M&T Bank Corp	34	5,339
Mebuki Financial Group Inc	2,300	5,874
Mediobanca Banca di Credito Finanziario SpA	333	3,459
National Australia Bank Ltd	848	15,212
National Bank of Canada	16	722
Raiffeisen Bank International AG	33	741
Royal Bank of Scotland Group PLC	1,125	3,618
Seven Bank Ltd	2,000	5,902
Shinsei Bank Ltd	200	2,843
Shizuoka Bank Ltd	800	6,086
SVB Financial Group*	13	2,891
Westpac Banking Corp	181	3,331
Yamaguchi Financial Group Inc	1,000	8,465
Zions Bancorp NA	219	9,945
		323,197
Beverages – 0.1%
Brown-Forman Corp	130	6,861
Coca-Cola Amatil Ltd	1,257	7,719
Coca-Cola Bottlers Japan Holdings Inc	100	2,537
Coca-Cola Co	579	27,132
Coca-Cola European Partners PLC	16	828
Coca-Cola HBC AG*	135	4,597
Constellation Brands Inc	65	11,396
Davide Campari-Milano SpA	793	7,783
Heineken NV	34	3,588
Molson Coors Brewing Co	213	12,705
Pernod Ricard SA	58	10,408
Suntory Beverage & Food Ltd	100	4,693
Treasury Wine Estates Ltd	418	4,430
		104,677
Biotechnology – 0.1%
AbbVie Inc	92	7,414
BeiGene Ltd (ADR)*	24	3,168
Biogen Inc*	18	4,255
CSL Ltd	28	3,875
Gilead Sciences Inc	471	30,620
Grifols SA	174	4,871
Incyte Corp*	178	15,310
Regeneron Pharmaceuticals Inc*	13	5,338
		74,851
Building Products – 0.1%
AGC Inc/Japan	100	3,501
Allegion PLC	133	12,064
AO Smith Corp	255	13,597
Assa Abloy AB	230	4,966
Johnson Controls International plc	36	1,330
		35,458
Capital Markets – 0.2%
ASX Ltd	173	8,577
Deutsche Boerse AG	18	2,308
Goldman Sachs Group Inc	32	6,144
Hong Kong Exchanges & Clearing Ltd	600	20,913
Invesco Ltd	553	10,678
Investec PLC	2,184	12,579
Japan Exchange Group Inc	400	7,122
London Stock Exchange Group PLC	104	6,434
Macquarie Group Ltd	24	2,205
Moody's Corp	32	5,795
Morgan Stanley	151	6,372
MSCI Inc	25	4,971
Natixis SA	203	1,086
Northern Trust Corp	38	3,436

Shares or Principal Amounts		Value
Common Stocks – (continued)
Capital Markets – (continued)
Partners Group Holding AG	23	$16,727
S&P Global Inc	25	5,264
State Street Corp	41	2,698
T Rowe Price Group Inc	185	18,522
		141,831
Chemicals – 0.4%
Air Liquide SA	165	20,977
Air Products & Chemicals Inc	39	7,447
Air Water Inc	300	4,343
Albemarle Corp	34	2,787
Arkema SA	5	476
Celanese Corp	92	9,072
Clariant AG*	977	20,541
Covestro AG	58	3,189
Daicel Corp	300	3,254
DowDuPont Inc	151	8,050
Eastman Chemical Co	52	3,946
Ecolab Inc	49	8,650
EMS-Chemie Holding AG	24	13,019
Evonik Industries AG	386	10,512
Hitachi Chemical Co Ltd	100	2,213
Incitec Pivot Ltd	1,959	4,339
International Flavors & Fragrances Inc	164	21,122
Johnson Matthey PLC	54	2,209
JSR Corp	100	1,549
Kaneka Corp	100	3,741
Kansai Paint Co Ltd	100	1,905
Koninklijke DSM NV	129	14,058
Kuraray Co Ltd	200	2,541
LANXESS AG	191	10,184
LyondellBasell Industries NV	94	7,904
Mitsubishi Gas Chemical Co Inc	200	2,850
Nissan Chemical Corp	100	4,575
Orica Ltd	241	3,016
Sherwin-Williams Co	7	3,015
Symrise AG	478	43,062
Taiyo Nippon Sanso Corp	200	3,043
Teijin Ltd	200	3,296
Toray Industries Inc	200	1,276
Tosoh Corp	200	3,106
Yara International ASA	349	14,281
		269,548
Commercial Services & Supplies – 0.2%
Babcock International Group PLC	128	823
Brambles Ltd	372	3,106
Cintas Corp	78	15,765
Edenred	68	3,094
G4S PLC	1,001	2,392
Republic Services Inc	883	70,976
Rollins Inc	348	14,484
		110,640
Communications Equipment – 0.1%
Arista Networks Inc*	19	5,975
F5 Networks Inc*	18	2,825
Juniper Networks Inc	2,777	73,507
Nokia OYJ	2,816	16,026
Telefonaktiebolaget LM Ericsson	733	6,736
		105,069
Construction & Engineering – 0%
Bouygues SA	142	5,073
CIMIC Group Ltd	48	1,644
Ferrovial SA	200	4,684
HOCHTIEF AG	8	1,158
SNC-Lavalin Group Inc	65	1,650
		14,209
Construction Materials – 0%
Boral Ltd	1,200	3,910
HeidelbergCement AG	79	5,685
James Hardie Industries PLC (CDI)	189	2,434
Martin Marietta Materials Inc	45	9,053
Taiheiyo Cement Corp	100	3,330
Vulcan Materials Co	42	4,973
		29,385

Shares or Principal Amounts		Value
Common Stocks – (continued)
Consumer Finance – 0%
AEON Financial Service Co Ltd	100	$2,033
Synchrony Financial	404	12,888
		14,921
Containers & Packaging – 0.1%
Amcor Ltd/Australia	704	7,691
Avery Dennison Corp	214	24,182
Ball Corp	319	18,457
International Paper Co	75	3,470
Packaging Corp of America	102	10,137
Sealed Air Corp	353	16,259
Westrock Co	242	9,281
		89,477
Distributors – 0%
Genuine Parts Co	58	6,498
Diversified Consumer Services – 0%
H&R Block Inc	636	15,226
Diversified Financial Services – 0.1%
AMP Ltd	2,756	4,109
Eurazeo SA	37	2,780
Groupe Bruxelles Lambert SA	17	1,652
Industrivarden AB	775	16,237
Kinnevik AB	194	5,026
Mitsubishi UFJ Lease & Finance Co Ltd	100	509
Tokyo Century Corp	100	4,345
Wendel SA	38	4,786
		39,444
Diversified Telecommunication Services – 0.3%
AT&T Inc	445	13,955
BCE Inc	50	2,220
BT Group PLC	3,069	8,910
CenturyLink Inc	1,986	23,812
Elisa OYJ	210	9,473
HKT Trust & HKT Ltd	7,000	11,254
Koninklijke KPN NV	1,006	3,189
Nippon Telegraph & Telephone Corp	100	4,244
Orange SA	766	12,458
PCCW Ltd	13,000	8,082
Proximus SADP	43	1,240
Singapore Telecommunications Ltd	4,600	10,253
Telefonica Deutschland Holding AG	2,542	7,980
Telefonica SA	616	5,160
Telenor ASA	440	8,813
Telstra Corp Ltd	6,785	15,991
TELUS Corp	74	2,739
Verizon Communications Inc	685	40,504
		190,277
Electric Utilities – 0.1%
Alliant Energy Corp	47	2,215
American Electric Power Co Inc	14	1,173
AusNet Services	108	136
Chugoku Electric Power Co Inc	100	1,246
Electricite de France SA	126	1,723
Endesa SA	230	5,866
Enel SpA	447	2,860
Eversource Energy	39	2,767
FirstEnergy Corp	185	7,698
Hydro One Ltd (144A)	830	12,895
Kyushu Electric Power Co Inc	100	1,180
Pinnacle West Capital Corp	9	860
Power Assets Holdings Ltd	500	3,468
PPL Corp	180	5,713
Red Electrica Corp SA	621	13,234
Southern Co	210	10,853
SSE PLC	169	2,612
Terna Rete Elettrica Nazionale SpA	1,325	8,394
Xcel Energy Inc	54	3,035
		87,928
Electrical Equipment – 0%
AMETEK Inc	81	6,721
Legrand SA	25	1,673
OSRAM Licht AG	69	2,374
Rockwell Automation Inc	38	6,667

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electrical Equipment – (continued)
Siemens Gamesa Renewable Energy SA*	129	$2,054
		19,489
Electronic Equipment, Instruments & Components – 0.1%
Amphenol Corp	369	34,848
FLIR Systems Inc	64	3,045
Hexagon AB	434	22,645
Keysight Technologies Inc*	221	19,271
TE Connectivity Ltd	54	4,361
		84,170
Energy Equipment & Services – 0.2%
Baker Hughes a GE Co	934	25,890
Halliburton Co	778	22,795
Helmerich & Payne Inc	38	2,111
National Oilwell Varco Inc	604	16,091
Schlumberger Ltd	694	30,238
TechnipFMC PLC	268	6,303
Tenaris SA	863	12,114
WorleyParsons Ltd	270	2,714
		118,256
Entertainment – 0.2%
Activision Blizzard Inc	718	32,691
DeNA Co Ltd	400	6,018
Electronic Arts Inc*	261	26,525
Konami Holdings Corp	100	4,336
Netflix Inc*	18	6,418
Take-Two Interactive Software Inc*	159	15,005
Toho Co Ltd/Tokyo	100	4,011
Ubisoft Entertainment SA*	10	890
Viacom Inc	403	11,312
Vivendi SA	699	20,251
Walt Disney Co	250	27,757
		155,214
Equity Real Estate Investment Trusts (REITs) – 0.2%
Alexandria Real Estate Equities Inc	8	1,140
Ascendas Real Estate Investment Trust	1,800	3,866
AvalonBay Communities Inc	23	4,617
Boston Properties Inc	11	1,473
British Land Co PLC	99	759
CapitaLand Mall Trust	500	878
Covivio	7	743
Crown Castle International Corp	6	768
Digital Realty Trust Inc	6	714
Duke Realty Corp	41	1,254
Equinix Inc	7	3,172
Equity Residential	36	2,712
Essex Property Trust Inc	15	4,339
Extra Space Storage Inc	23	2,344
Federal Realty Investment Trust	16	2,206
Gecina SA	13	1,922
Goodman Group	512	4,852
GPT Group	2,496	11,004
Hammerson PLC	240	1,049
Host Hotels & Resorts Inc	75	1,418
ICADE	7	592
Japan Prime Realty Investment Corp	4	16,461
Klepierre SA	70	2,448
Macerich Co	20	867
Mid-America Apartment Communities Inc	32	3,499
Mirvac Group	1,166	2,276
Nippon Building Fund Inc	2	13,537
Nippon Prologis REIT Inc	4	8,512
Public Storage	5	1,089
Realty Income Corp	75	5,517
Regency Centers Corp	25	1,687
RioCan Real Estate Investment Trust	225	4,457
SBA Communications Corp*	10	1,997
Scentre Group	2,007	5,856
SL Green Realty Corp	22	1,978
Stockland	5,080	13,884
UDR Inc	61	2,773
United Urban Investment Corp	4	6,314
Ventas Inc	168	10,720
Vornado Realty Trust	46	3,102

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Welltower Inc	246	$19,090
Weyerhaeuser Co	167	4,399
		182,285
Food & Staples Retailing – 0.2%
Alimentation Couche-Tard Inc	36	2,121
Carrefour SA	26	486
Costco Wholesale Corp	9	2,179
Dairy Farm Intl Hldgs Ltd	100	839
J Sainsbury PLC	446	1,369
Kroger Co	314	7,724
Loblaw Cos Ltd	168	8,288
METRO AG	247	4,097
Metro Inc	433	15,943
Seven & i Holdings Co Ltd	400	15,074
Sundrug Co Ltd	100	2,752
Tesco PLC	2,267	6,852
Walgreens Boots Alliance Inc	94	5,947
Walmart Inc	209	20,384
Wm Morrison Supermarkets PLC	1,796	5,322
Woolworths Group Ltd	899	19,401
		118,778
Food Products – 0.3%
Archer-Daniels-Midland Co	297	12,810
Associated British Foods PLC	46	1,461
Barry Callebaut AG	4	7,225
Calbee Inc	100	2,691
Conagra Brands Inc	123	3,412
Danone SA	95	7,319
General Mills Inc	105	5,434
Hershey Co	462	53,051
Hormel Foods Corp	332	14,860
Kellogg Co	147	8,435
Kikkoman Corp	100	4,900
Kraft Heinz Co	973	31,768
Lamb Weston Holdings Inc	189	14,164
Marine Harvest ASA	367	8,194
McCormick & Co Inc/MD	129	19,431
Orkla ASA	1,104	8,477
Toyo Suisan Kaisha Ltd	100	3,804
Tyson Foods Inc	282	19,579
WH Group Ltd (144A)	1,500	1,605
Yamazaki Baking Co Ltd	200	3,242
		231,862
Gas Utilities – 0%
APA Group	79	560
Atmos Energy Corp	16	1,647
Hong Kong & China Gas Co Ltd	2,000	4,795
Naturgy Energy Group SA	126	3,523
		10,525
Health Care Equipment & Supplies – 0.3%
Becton Dickinson and Co	62	15,483
Cooper Cos Inc	41	12,143
Danaher Corp	253	33,401
Hologic Inc*	583	28,217
IDEXX Laboratories Inc*	85	19,006
Koninklijke Philips NV	215	8,757
ResMed Inc	277	28,800
Smith & Nephew PLC	814	16,144
Straumann Holding AG	24	19,588
Stryker Corp	99	19,554
Teleflex Inc	45	13,597
Varian Medical Systems Inc*	99	14,030
Zimmer Biomet Holdings Inc	13	1,660
		230,380
Health Care Providers & Services – 0.1%
Alfresa Holdings Corp	100	2,843
Cardinal Health Inc	35	1,685
Centene Corp*	10	531
CVS Health Corp	417	22,489
DaVita Inc*	53	2,877
Fresenius SE & Co KGaA	219	12,223
Henry Schein Inc*	137	8,235
Humana Inc	4	1,064

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Laboratory Corp of America Holdings*	116	$17,746
Medipal Holdings Corp	100	2,373
Quest Diagnostics Inc	80	7,194
Ramsay Health Care Ltd	139	6,350
Sonic Healthcare Ltd	450	7,846
Universal Health Services Inc	80	10,702
WellCare Health Plans Inc*	8	2,158
		106,316
Health Care Technology – 0%
Cerner Corp*	231	13,216
M3 Inc	100	1,676
		14,892
Hotels, Restaurants & Leisure – 0.3%
Accor SA	707	28,634
Carnival Corp	112	5,681
Chipotle Mexican Grill Inc*	80	56,825
Compass Group PLC	707	16,613
Crown Resorts Ltd	453	3,701
Domino's Pizza Enterprises Ltd	8	247
Flight Centre Travel Group Ltd	75	2,239
Galaxy Entertainment Group Ltd	1,000	6,809
McDonald's Corp	118	22,408
Merlin Entertainments PLC	1,154	5,159
MGM China Holdings Ltd	1,600	3,347
MGM Resorts International	399	10,238
Norwegian Cruise Line Holdings Ltd*	257	14,125
Royal Caribbean Cruises Ltd	113	12,952
Sands China Ltd	800	4,021
Tabcorp Holdings Ltd	2,003	6,569
Whitbread PLC	53	3,505
Yum! Brands Inc	65	6,488
		209,561
Household Durables – 0.2%
Barratt Developments PLC	522	4,073
DR Horton Inc	284	11,752
Garmin Ltd	25	2,159
Husqvarna AB	1,497	12,230
Leggett & Platt Inc	939	39,645
Lennar Corp	355	17,427
Mohawk Industries Inc*	31	3,911
Newell Brands Inc	924	14,174
Sekisui Chemical Co Ltd	200	3,211
Sekisui House Ltd	500	8,266
		116,848
Household Products – 0.2%
Clorox Co	115	18,453
Colgate-Palmolive Co	449	30,774
Henkel AG & Co KGaA	18	1,711
Kimberly-Clark Corp	320	39,648
Lion Corp	200	4,205
Pigeon Corp	100	4,084
Procter & Gamble Co	11	1,145
Reckitt Benckiser Group PLC	132	10,970
Unicharm Corp	100	3,306
		114,296
Independent Power and Renewable Electricity Producers – 0%
Uniper SE	277	8,354
Industrial Conglomerates – 0%
CK Hutchison Holdings Ltd	1,000	10,504
General Electric Co	723	7,223
Roper Technologies Inc	31	10,601
Siemens AG	14	1,506
Smiths Group PLC	175	3,270
		33,104
Information Technology Services – 0.5%
Akamai Technologies Inc*	233	16,708
Alliance Data Systems Corp	57	9,974
Amadeus IT Group SA	93	7,448
Atos SE	121	11,671
Broadridge Financial Solutions Inc	127	13,169
Capgemini SA	36	4,365
Computershare Ltd	351	4,256
Fidelity National Information Services Inc	296	33,478

Shares or Principal Amounts		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Fiserv Inc*	124	$10,947
FleetCor Technologies Inc*	52	12,823
Gartner Inc*	288	43,684
Global Payments Inc	121	16,519
Jack Henry & Associates Inc	526	72,977
PayPal Holdings Inc*	149	15,472
Shopify Inc*	11	2,271
Total System Services Inc	594	56,436
VeriSign Inc*	45	8,170
Western Union Co	3,740	69,078
		409,446
Insurance – 0.4%
Ageas	115	5,546
AIA Group Ltd	800	7,965
Allianz SE	3	667
Allstate Corp	315	29,667
Aon PLC	66	11,266
Arthur J Gallagher & Co	195	15,229
Assicurazioni Generali SpA	331	6,126
Assurant Inc	53	5,030
Baloise Holding AG	9	1,487
Cincinnati Financial Corp	59	5,068
CNP Assurances	125	2,751
Direct Line Insurance Group PLC	4,436	20,391
Everest Re Group Ltd	20	4,319
Gjensidige Forsikring ASA	146	2,523
Great-West Lifeco Inc	701	16,977
Hannover Rueck SE	18	2,584
Hartford Financial Services Group Inc	145	7,209
Insurance Australia Group Ltd	1,180	6,433
Japan Post Holdings Co Ltd	1,200	14,035
Loews Corp	150	7,189
Mapfre SA	8,407	23,158
Marsh & McLennan Cos Inc	79	7,418
Medibank Pvt Ltd	5,541	10,857
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3	710
NN Group NV	10	415
Poste Italiane SpA (144A)	334	3,249
Power Corp of Canada	174	4,058
Principal Financial Group Inc	23	1,154
QBE Insurance Group Ltd	1,184	10,347
RSA Insurance Group PLC	854	5,647
SCOR SE	244	10,389
Sony Financial Holdings Inc	600	11,306
Suncorp Group Ltd	775	7,581
Swiss Life Holding AG*	2	881
Swiss Re AG	55	5,375
Torchmark Corp	86	7,048
Travelers Cos Inc	346	47,457
Willis Towers Watson PLC	47	8,256
Zurich Insurance Group AG	8	2,649
		340,417
Interactive Media & Services – 0.3%
Alphabet Inc - Class A*	85	100,036
Facebook Inc*	310	51,674
Kakaku.com Inc	100	1,920
REA Group Ltd	63	3,341
TripAdvisor Inc*	569	29,275
Twitter Inc*	560	18,413
		204,659
Internet & Direct Marketing Retail – 0.1%
Amazon.com Inc*	23	40,957
Booking Holdings Inc*	12	20,939
eBay Inc	1,253	46,536
		108,432
Leisure Products – 0%
Hasbro Inc	247	21,000
Sankyo Co Ltd	100	3,808
Sega Sammy Holdings Inc	100	1,179
		25,987
Life Sciences Tools & Services – 0.1%
Agilent Technologies Inc	29	2,331
Illumina Inc*	6	1,864

Shares or Principal Amounts		Value
Common Stocks – (continued)
Life Sciences Tools & Services – (continued)
IQVIA Holdings Inc*	61	$8,775
Lonza Group AG*	40	12,408
Mettler-Toledo International Inc*	27	19,521
PerkinElmer Inc	90	8,672
Waters Corp*	45	11,327
		64,898
Machinery – 0.2%
Alstom SA	97	4,202
Amada Holdings Co Ltd	100	988
ANDRITZ AG	38	1,630
Caterpillar Inc	53	7,181
CNH Industrial NV	35	356
Cummins Inc	116	18,313
Deere & Co	63	10,070
Dover Corp	38	3,564
Fortive Corp	81	6,795
Hino Motors Ltd	200	1,682
JTEKT Corp	200	2,458
KION Group AG	5	261
Kone OYJ	123	6,203
Kubota Corp	100	1,443
Kurita Water Industries Ltd	100	2,551
Metso OYJ*	95	3,267
PACCAR Inc	452	30,799
Parker-Hannifin Corp	36	6,178
Volvo AB	1,296	20,077
		128,018
Media – 0.5%
Axel Springer SE	55	2,840
CBS Corp	1,370	65,116
Charter Communications Inc*	82	28,447
Dentsu Inc	100	4,219
Discovery Inc - Class A*	811	21,913
Eutelsat Communications SA	209	3,656
Hakuhodo DY Holdings Inc	200	3,209
Interpublic Group of Cos Inc	4,297	90,280
ITV PLC	3,729	6,172
JCDecaux SA	124	3,772
News Corp	4,776	59,413
Omnicom Group Inc	820	59,852
Pearson PLC	109	1,187
Publicis Groupe SA	106	5,675
RTL Group SA	50	2,731
SES SA	84	1,306
Shaw Communications Inc	533	11,093
Singapore Press Holdings Ltd	3,300	5,870
		376,751
Metals & Mining – 0.2%
Agnico Eagle Mines Ltd	364	15,827
Anglo American PLC	110	2,941
Antofagasta PLC	1,162	14,617
ArcelorMittal	162	3,281
Barrick Gold Corp	190	2,605
BHP Group Ltd	449	12,268
BlueScope Steel Ltd	191	1,891
Boliden AB	475	13,521
Fortescue Metals Group Ltd	325	1,640
Freeport-McMoRan Inc	239	3,081
Fresnillo PLC	787	8,924
Glencore PLC*	3,608	14,938
Hitachi Metals Ltd	300	3,482
Newcrest Mining Ltd	297	5,379
Newmont Mining Corp	540	19,316
Norsk Hydro ASA	1,729	7,009
Teck Resources Ltd	54	1,250
thyssenkrupp AG	47	646
voestalpine AG	362	10,991
		143,607
Multiline Retail – 0.1%
Canadian Tire Corp Ltd	9	970
Dollar General Corp	5	597
Dollar Tree Inc*	216	22,689
Dollarama Inc	140	3,735

Shares or Principal Amounts		Value
Common Stocks – (continued)
Multiline Retail – (continued)
Harvey Norman Holdings Ltd	1,506	$4,298
Isetan Mitsukoshi Holdings Ltd	100	1,010
J Front Retailing Co Ltd	100	1,189
Kohl's Corp	73	5,020
Macy's Inc	255	6,128
Marks & Spencer Group PLC	1,048	3,806
Next PLC	293	21,290
Nordstrom Inc	92	4,083
Takashimaya Co Ltd	100	1,330
Target Corp	259	20,787
Wesfarmers Ltd	272	6,691
		103,623
Multi-Utilities – 0.1%
AGL Energy Ltd	106	1,638
Ameren Corp	31	2,280
Canadian Utilities Ltd	357	9,747
CenterPoint Energy Inc	123	3,776
Centrica PLC	4,134	6,148
CMS Energy Corp	34	1,888
Consolidated Edison Inc	56	4,749
Dominion Energy Inc	87	6,669
DTE Energy Co	18	2,245
E.ON SE	650	7,226
Public Service Enterprise Group Inc	41	2,436
RWE AG	109	2,922
Sempra Energy	192	24,165
Suez	755	10,001
Veolia Environnement SA	245	5,477
WEC Energy Group Inc	31	2,451
		93,818
Oil, Gas & Consumable Fuels – 0.8%
Anadarko Petroleum Corp	571	25,969
Apache Corp	436	15,112
BP PLC	1,883	13,695
Cabot Oil & Gas Corp	1,686	44,005
Caltex Australia Ltd	405	7,536
Canadian Natural Resources Ltd	56	1,538
Cenovus Energy Inc	73	634
Chevron Corp	77	9,485
Cimarex Energy Co	48	3,355
Concho Resources Inc	94	10,430
Devon Energy Corp	609	19,220
Diamondback Energy Inc	203	20,611
Enagas SA	419	12,191
Enbridge Inc	102	3,695
Encana Corp	337	2,441
Eni SpA	1,274	22,511
EOG Resources Inc	134	12,754
Equinor ASA	688	15,069
Exxon Mobil Corp	474	38,299
HollyFrontier Corp	147	7,243
Husky Energy Inc	783	7,764
Idemitsu Kosan Co Ltd	100	3,344
Imperial Oil Ltd	445	12,149
Keyera Corp	467	11,013
Kinder Morgan Inc/DE	3,702	74,077
Koninklijke Vopak NV	175	8,373
Lundin Petroleum AB	251	8,500
Marathon Oil Corp	677	11,313
Marathon Petroleum Corp	151	9,037
Neste OYJ	127	13,532
Noble Energy Inc	101	2,498
Occidental Petroleum Corp	62	4,104
Oil Search Ltd	900	5,015
OMV AG	114	6,185
ONEOK Inc	69	4,819
Origin Energy Ltd	863	4,411
Phillips 66	273	25,981
Pioneer Natural Resources Co	129	19,644
Santos Ltd	984	4,771
Snam SpA	7,111	36,521
Suncor Energy Inc	127	4,116
TOTAL SA	268	14,885

TransCanada Corp	275	12,353
Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Valero Energy Corp	189	$16,033
Vermilion Energy Inc	117	2,889
Washington H Soul Pattinson & Co Ltd	126	2,353
Woodside Petroleum Ltd	118	2,900
		614,373
Paper & Forest Products – 0%
Mondi PLC	517	11,432
Stora Enso OYJ	478	5,841
UPM-Kymmene OYJ	237	6,911
		24,184
Personal Products – 0%
Beiersdorf AG	77	8,009
Estee Lauder Cos Inc	18	2,980
Pola Orbis Holdings Inc	100	3,186
Unilever NV	37	2,149
Unilever PLC	9	515
		16,839
Pharmaceuticals – 0.2%
Allergan PLC	30	4,392
AstraZeneca PLC	58	4,634
Aurora Cannabis Inc*	323	2,923
Bayer AG	16	1,034
Bristol-Myers Squibb Co	517	24,666
Canopy Growth Corp*	88	3,808
Eli Lilly & Co	129	16,739
Kyowa Hakko Kirin Co Ltd	100	2,175
Merck KGaA	143	16,304
Mitsubishi Tanabe Pharma Corp	100	1,335
Novartis AG	350	33,675
Ono Pharmaceutical Co Ltd	100	1,957
Roche Holding AG	21	5,787
Sanofi	264	23,315
Santen Pharmaceutical Co Ltd	100	1,488
UCB SA	32	2,748
Vifor Pharma AG	62	8,386
		155,366
Professional Services – 0.1%
Bureau Veritas SA	190	4,454
Experian PLC	130	3,519
IHS Markit Ltd*	378	20,556
Persol Holdings Co Ltd	100	1,617
Recruit Holdings Co Ltd	100	2,853
SEEK Ltd	17	212
Teleperformance	4	719
Verisk Analytics Inc	201	26,733
Wolters Kluwer NV	32	2,179
		62,842
Real Estate Management & Development – 0.1%
Aeon Mall Co Ltd	100	1,642
CapitaLand Ltd	1,400	3,772
CBRE Group Inc*	27	1,335
CK Asset Holdings Ltd	1,000	8,892
Deutsche Wohnen SE	26	1,261
Henderson Land Development Co Ltd	4,000	25,428
Hongkong Land Holdings Ltd	100	711
Hulic Co Ltd	200	1,960
New World Development Co Ltd	6,000	9,952
Swire Pacific Ltd	500	6,433
Swiss Prime Site AG (REG)*	11	964
Tokyu Fudosan Holdings Corp	100	597
Vonovia SE	21	1,089
Wharf Holdings Ltd	2,000	6,038
		70,074
Road & Rail – 0%
Aurizon Holdings Ltd	1,124	3,631
Keikyu Corp	100	1,695
MTR Corp Ltd	2,500	15,478
Tokyu Corp	200	3,489
		24,293
Semiconductor & Semiconductor Equipment – 0.2%
Advanced Micro Devices Inc*	806	20,569
Applied Materials Inc	357	14,159

ASM Pacific Technology Ltd	100	1,115
Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
ASML Holding NV	23	$4,313
Infineon Technologies AG	533	10,572
Intel Corp	434	23,306
Lam Research Corp	50	8,950
Microchip Technology Inc	33	2,738
NVIDIA Corp	77	13,826
NXP Semiconductors NV	64	5,657
QUALCOMM Inc	367	20,930
STMicroelectronics NV	307	4,533
Xilinx Inc	286	36,262
		166,930
Software – 0.2%
BlackBerry Ltd*	2,097	21,139
Citrix Systems Inc	194	19,334
Dassault Systemes SE	140	20,845
Fortinet Inc*	70	5,878
Sage Group PLC	1,586	14,482
salesforce.com Inc*	61	9,661
SAP SE	252	29,112
Symantec Corp	779	17,909
Temenos AG*	74	10,912
		149,272
Specialty Retail – 0.4%
Advance Auto Parts Inc	150	25,579
AutoZone Inc*	103	105,484
Best Buy Co Inc	21	1,492
CarMax Inc*	171	11,936
Foot Locker Inc	66	4,000
Industria de Diseno Textil SA	238	6,994
Kingfisher PLC	5,940	18,162
Lowe's Cos Inc	47	5,145
O'Reilly Automotive Inc*	55	21,356
Ross Stores Inc	191	17,782
Tiffany & Co	114	12,033
TJX Cos Inc	317	16,868
Tractor Supply Co	418	40,864
Ulta Beauty Inc*	26	9,067
USS Co Ltd	200	3,707
		300,469
Technology Hardware, Storage & Peripherals – 0.2%
Apple Inc	251	47,677
Canon Inc	400	11,598
FUJIFILM Holdings Corp	100	4,543
NetApp Inc	336	23,298
Western Digital Corp	10	481
Xerox Corp	1,026	32,811
		120,408
Textiles, Apparel & Luxury Goods – 0.2%
adidas AG	38	9,232
Capri Holdings Ltd*	398	18,208
EssilorLuxottica SA	104	11,359
Hanesbrands Inc	659	11,783
Hermes International	12	7,917
HUGO BOSS AG	53	3,619
Kering SA	3	1,720
Moncler SpA	94	3,787
NIKE Inc	159	13,389
Puma SE	15	8,698
PVH Corp	45	5,488
Tapestry Inc	770	25,017
VF Corp	132	11,472
		131,689
Tobacco – 0.1%
Altria Group Inc	318	18,263
Imperial Brands PLC	196	6,699
Japan Tobacco Inc	400	9,909
Swedish Match AB	52	2,651
		37,522
Trading Companies & Distributors – 0%
Brenntag AG	8	412
Bunzl PLC	216	7,122
Fastenal Co	31	1,994

Ferguson PLC	35	2,226
Shares or Principal Amounts		Value
Common Stocks – (continued)
Trading Companies & Distributors – (continued)
ITOCHU Corp	100	$1,807
Rexel SA	524	5,910
Toyota Tsusho Corp	100	3,253
United Rentals Inc*	66	7,540
		30,264
Transportation Infrastructure – 0%
Aeroports de Paris	13	2,514
Atlantia SpA	123	3,185
Fraport AG Frankfurt Airport Services Worldwide	8	612
Getlink SE	352	5,336
Japan Airport Terminal Co Ltd	100	4,219
Sydney Airport	531	2,801
Transurban Group	1,157	10,842
		29,509
Water Utilities – 0%
American Water Works Co Inc	17	1,772
Severn Trent PLC	149	3,834
United Utilities Group PLC	187	1,983
		7,589
Wireless Telecommunication Services – 0.1%
KDDI Corp	100	2,152
Millicom International Cellular SA (SDR)	92	5,587
Rogers Communications Inc	291	15,652
Tele2 AB	306	4,077
Vodafone Group PLC	7,624	13,879
		41,347
Total Common Stocks (cost $7,425,101)		7,661,247
Preferred Stocks – 0%
Automobiles – 0%
Porsche Automobil Holding SE	233	14,619
Volkswagen AG	84	13,220
		27,839
Chemicals – 0%
FUCHS PETROLUB SE	75	3,087
Health Care Equipment & Supplies – 0%
Sartorius AG	34	5,831
Media – 0%
ProSiebenSat.1 Media SE	52	742
Total Preferred Stocks (cost $38,509)		37,499
Investment Companies – 88.0%
Exchange-Traded Funds (ETFs) – 87.2%
Deutsche X-trackers Harvest CSI 300 China A-Shares*	26,801	769,993
Invesco QQQ Trust Series 1	18,389	3,303,768
iShares 20+ Year Treasury Bond	17,041	2,154,664
iShares 7-10 Year Treasury Bond	15,466	1,649,758
iShares Agency Bond	11,816	1,341,947
iShares Core MSCI Emerging Markets	46,299	2,394,121
iShares FTSE/Xinhua China 25 Index Fund	51,208	2,266,978
iShares iBoxx $ High Yield Corporate Bond	13,723	1,186,628
iShares iBoxx $ Investment Grade Corporate Bond	14,314	1,704,225
iShares MSCI Canada	25,056	692,548
iShares MSCI India	55,610	1,960,252
iShares MSCI South Korea Capped	24,852	1,514,729
Nomura ETF - TOPIX	82,000	1,229,149
Vanguard Consumer Staples	1,851	268,784
Vanguard Financials	9,375	605,062
Vanguard FTSE All-World ex-US ETF	168,470	8,448,487
Vanguard FTSE Emerging Markets	97,310	4,135,675
Vanguard FTSE Europe	116,310	6,235,947
Vanguard FTSE Pacific	61,507	4,050,851
Vanguard Growth#	5,512	862,187
Vanguard High Dividend Yield	21,463	1,838,521
Vanguard Industrials#	4,441	621,296
Vanguard International High Dividend Yield	43,349	2,638,220
Vanguard Mid-Cap	13,261	2,131,706
Vanguard Mortgage-Backed Securities	27,554	1,442,727
Vanguard S&P 500	16,645	4,320,043
Vanguard Small-Cap	3,371	515,089
Vanguard Total International Bond	71,777	4,003,003
Vanguard Value	25,955	2,793,537
		67,079,895

Shares or Principal Amounts		Value
Investment Companies – (continued)
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	596,050	$596,050
Total Investment Companies (cost $65,283,535)		67,675,945
Commercial Paper – 2.0%
Societe Generale, 0%, 4/1/19 (Section 4(2))◊ (cost $1,499,701)	$1,500,000	1,499,698
Total Investments (total cost $74,246,846) – 100.0%		76,874,389
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(13,216)
Net Assets – 100%		$76,861,173

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$64,040,023	83.3%
China	3,036,971	3.9
India	1,960,252	2.5
France	1,826,889	2.4
Japan	1,622,249	2.1
South Korea	1,514,729	2.0
Canada	915,415	1.2
United Kingdom	359,610	0.5
Australia	320,040	0.4
Germany	279,759	0.4
Hong Kong	229,682	0.3
Switzerland	159,624	0.2
Italy	130,105	0.2
Sweden	122,253	0.2
Spain	100,774	0.1
Finland	71,930	0.1
Norway	67,939	0.1
Netherlands	57,451	0.1
Singapore	24,639	0.0
Austria	22,450	0.0
Belgium	11,605	0.0

Total	$76,874,389	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 0.8%
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$91,263∆	$-	$-	$596,050

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 0.8%
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	8,252,929	191,583,654	(199,240,533)	596,050

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Canadian Dollar	5/7/19	(1,047,500)	$783,775	$(936)
Euro	5/7/19	(1,267,117)	1,435,910	10,117

				9,181
HSBC Securities (USA) Inc:
Australian Dollar	5/7/19	(859,000)	608,808	(1,433)
Japanese Yen	5/7/19	(207,000,000)	1,868,669	(5,400)
Korean Won	5/7/19	(384,600,000)	341,051	1,576
Swedish Krona	5/7/19	(1,835,000)	196,521	(1,474)
Swiss Franc	5/7/19	(271,000)	270,365	(2,870)
Taiwan Dollar	5/7/19	(8,444,000)	273,578	(1,079)

				(10,680)
Total				$(1,499)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
CBOE VIX	135	4/17/19	$2,055,375	$(134,426)	$(54,000)
Futures Sold:
CBOE VIX	120	5/22/19	(1,959,000)	38,214	36,000
Total				$(96,212)	$(18,000)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 8,238,720
Futures contracts, purchased	832,205
Futures contracts, sold	781,995

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered
SDR	Swedish Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $17,749, which represents 0.0% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended March 31, 2019 is $1,499,698, which represents 2.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$7,661,247	$-	$-
Preferred Stocks	-	37,499	-
Investment Companies			-
Exchange-Traded Funds (ETFs)	67,079,895	-	-
All Other	-	596,050	-
Commercial Paper	-	1,499,698	-
Total Investments in Securities	$74,741,142	$2,133,247	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	11,693	-
Valuation Margin Receivable	36,000	-	-
Total Assets	$74,777,142	$2,144,940	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$13,192	$-
Valuation Margin Payable	54,000	-	-
Total Liabilities	$54,000	$13,192	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $2,860,435 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson All Asset Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Inflation-Indexed Bonds – 12.3%
United States Treasury Inflation Indexed Bonds, 0.1250%, 4/15/21ÇÇ	$261,746	$259,706
United States Treasury Inflation Indexed Bonds, 0.1250%, 4/15/22ÇÇ	280,439	277,595
United States Treasury Inflation Indexed Bonds, 2.5000%, 1/15/29ÇÇ	117,101	138,847
Total Inflation-Indexed Bonds (cost $666,397)		676,148
Limited Partnership Interests – 1.7%
Equity Funds – 1.7%
US Cities Fund LP USD*,¢ (cost $90,016)	182	92,375
Investment Companies – 95.8%
Alternative Funds – 7.8%
AQR Equity Market Neutral Fund	20,566	216,557
AQR Managed Futures Strategy Fund	25,223	213,636
		430,193
Equity Funds – 5.7%
Janus Henderson Emerging Markets Fund - Class N Shares£	18,187	168,225
Janus Henderson Global Equity Income Fund - Class N Shares£	21,188	143,868
		312,093
Exchange-Traded Funds (ETFs) – 48.2%
Invesco International Dividend Achievers	11,339	180,063
iShares Edge MSCI Min Vol EAFE	3,459	249,048
iShares Edge MSCI Min Vol Emerging Markets	4,276	253,439
iShares iBoxx $ High Yield Corporate Bond	1,614	139,563
iShares iBoxx $ Investment Grade Corporate Bond	2,445	291,102
iShares JP Morgan USD Emerging Markets Bond	2,267	249,506
iShares MSCI Eurozone	6,459	249,317
iShares MSCI Japan	5,678	310,751
iShares MSCI United Kingdom	7,615	251,371
Sprott Physical Gold Trust*	15,762	164,713
Vanguard S&P 500	1,192	309,372
		2,648,245
Fixed Income Funds – 11.8%
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	20,494	170,714
Janus Henderson Strategic Income Fund - Class N Shares£	22,829	214,819
T Rowe Price US High Yield Fund	27,160	261,547
		647,080
Money Markets – 22.3%
Fidelity Investments Money Market Treasury Portfolio, 2.3200%ºº	1,228,245	1,228,245
Total Investment Companies (cost $5,159,026)		5,265,856
Total Investments (total cost $5,915,439) – 109.8%		6,034,379
Liabilities, net of Cash, Receivables and Other Assets – (9.8)%		(538,168)
Net Assets – 100%		$5,496,211

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$5,307,544	88.0%
Japan	310,751	5.1
United Kingdom	251,371	4.2
Canada	164,713	2.7

Total	$6,034,379	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Investment Companies - 9.6%
Equity Funds - 5.7%
Janus Henderson Emerging Markets Fund - Class N Shares	$21,286	$7,748	$(131,763)	$168,225

Investment Companies - 9.6%
Equity Funds - 5.7%
Janus Henderson Global Equity Income Fund - Class N Shares	58,950	(281,521)	151,833	143,868
Total Equity Funds	$80,236	$(273,773)	$20,070	$312,093
Fixed Income Funds - 3.9%
Janus Henderson Strategic Income Fund - Class N Shares	57,822	64,638	(51,226)	214,819
Total Affiliated Investments - 9.6%	$138,058	$(209,135)	$(31,156)	$526,912

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 9.6%
Equity Funds - 5.7%
Janus Henderson Emerging Markets Fund - Class N Shares	216,898	-	(198,711)	18,187
Janus Henderson Global Equity Income Fund - Class N Shares	259,680	-	(238,492)	21,188
Fixed Income Funds - 3.9%
Janus Henderson Strategic Income Fund - Class N Shares	145,561	-	(122,732)	22,829

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	4/24/19	(1,760,672)	$2,325,122	$29,693
British Pound	4/24/19	3,808,281	(5,057,653)	(92,707)
Euro	4/24/19	(1,578,666)	1,785,144	10,874
Euro	4/24/19	2,875,976	(3,271,650)	(39,325)
Japanese Yen	4/24/19	256,749,942	(2,273,832)	48,145
Total				$(43,320)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 7,767,775
Forward foreign currency exchange contracts, sold	744,227
Futures contracts, purchased	11,723,592
Futures contracts, sold	154,135

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Schedule of Investments (unaudited)

LP	Limited Partnership

*	Non-income producing security.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of March 31, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Inflation-Indexed Bonds	$-	$676,148	$-
Limited Partnership Interests	-	-	92,375
Investment Companies	5,265,856	-	-
Total Investments in Securities	$5,265,856	$676,148	$92,375
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	88,172	-
Total Assets	$5,265,856	$764,320	$92,375
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$132,032	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson All Asset Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 48funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide total return by investing in a broad range of asset classes. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund may seek exposure to both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity, and absolute return strategies) by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) or indexes of investment pools. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $524,428 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2019.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on equity indices to increase exposure to equity risk.

The Fund may purchase or sell futures on interest rates to increase exposure to interest rate risk.

There were no futures held at March 31, 2019.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

The Board of Trustees of the Trust had approved a plan to liquidate and terminate the Fund with such liquidation effective on or about December 31, 2018, or at such other time as may be authorized by the Trustees. On December 5, 2018, the Trustees postponed the liquidation date to March 22, 2019. At their March 12, 2019 meeting, the Trustees considered the March 22, 2019 liquidation date and determined to further extend it to on or about June 25, 2019. Termination of the Fund is expected to occur as soon as practicable following the Liquidation Date.

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Investment Companies – 5.8%
Money Markets – 5.8%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%(d),ºº,£ (cost $6,273,647)	6,273,647	$6,273,647
U.S. Government Agency Notes – 83.6%
United States Treasury Bill:
0%, 4/11/19†,◊	$20,000,000	19,998,908
0%, 5/9/19◊	13,000,000	12,967,530
0%, 6/6/19◊	16,000,000	15,930,700
0%, 7/11/19◊	13,000,000	12,913,515
0%, 8/8/19◊	11,500,000	11,401,959
0%, 9/12/19◊	16,400,000	16,223,171
Total U.S. Government Agency Notes (cost $89,399,928)		89,435,783
Total Investments (total cost $95,673,575) – 89.4%		95,709,430
Cash, Receivables and Other Assets, net of Liabilities – 10.6%		11,291,122
Net Assets – 100%		$107,000,552

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 5.8%
Money Markets - 5.8%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%(d),ºº	$106,522	$-	$-	$6,273,647

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 5.8%
Money Markets - 5.8%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%(d),ºº	6,988,466	87,233,906	(87,948,725)	6,273,647

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA) Inc:
Australian Dollar	4/5/19	1,426,000	$(1,009,678)	$2,702
Canadian Dollar	4/5/19	3,466,000	(2,582,458)	11,689
Euro	4/5/19	(4,823,000)	5,430,365	19,357
Japanese Yen	4/5/19	(756,800,000)	6,856,917	25,223
New Zealand Dollar	4/5/19	5,936,000	(4,035,180)	6,279
Norwegian Krone	4/5/19	29,900,000	(3,465,566)	2,803
Swedish Krona	4/5/19	(27,830,000)	3,002,085	7,352
Swiss Franc	4/5/19	(5,451,000)	5,486,956	9,549
Total				$84,954

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Brent Crude(d)	29	4/30/19	$1,959,820	$215	$141
Copper(d)	27	7/29/19	1,985,850	65,043	35,647
Cotton # 2(d)	51	7/9/19	1,996,905	23,801	33,556
US Dollar Index	214	6/17/19	20,724,830	111,030	9,999
Euro-Bond	116	6/6/19	21,641,849	300,495	(4,155)
Gold 100 Oz(d)	9	8/28/19	1,174,050	(140)	(2,444)
Live Cattle(d)	42	8/30/19	1,943,340	(10)	(161)
S&P 500 EMini	110	6/21/19	15,607,625	86,926	105,158
10-Year US Treasury Note	116	6/19/19	14,409,375	271,875	(42,171)
WTI Crude(d)	33	7/22/19	1,996,170	-	(109)
Total - Futures Purchased				859,235	135,461
Futures Sold:
Coffee 'C'(d)	76	7/19/19	(2,765,925)	365,710	(12,324)
Corn(d)	144	7/12/19	(2,637,000)	176,621	122,472
Live Cattle(d)	17	10/31/19	(794,410)	(158)	(220)
Silver(d)	37	7/29/19	(2,812,740)	(1,068)	4,112
Soybean(d)	61	7/12/19	(2,738,138)	140,780	15,220
Sugar(d)	191	9/30/19	(2,770,264)	75,916	(6,061)
Wheat(d)	81	9/13/19	(1,907,550)	233,590	27,450
Total - Futures Sold				991,391	150,649
Total				$1,850,626	$286,110

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Barclays Capital Inc:

3 Month USD LIBOR Plus 20 Basis Points	The Bloomberg Barclays US Credit RBI Series-1 Index	Monthly	5/1/19	27,200,000	USD	$(20,513)

BNP Paribas:

Minus 5 Basis Points	A long/short basket of equity indices(1)	Monthly	5/2/19	17,000,000	USD	-
Plus 20 Basis Points	A long/short basket of equity indices(2)	Monthly	5/2/19	18,700,000	USD	20
						20

Goldman Sachs International:

MSCI Daily Total Return Gross World USD	1 Month USD LIBOR Plus 12 Basis Points	Monthly	7/5/19	(19,575,890)	USD	(25,364)
1 Month USD LIBOR Plus 70 Basis Points	MSCI Daily Total Return Net Emerging Markets	Monthly	7/5/19	19,569,770	USD	31,108
						5,744

JPMorgan Chase & Co:

Plus 12 Basis Points(d)	A long/short basket of commodity indices(3)	Monthly	4/30/19	126,500,000	USD	-
						-
Total						$(14,749)

(1) Long Index – Russell 2000 Total Return Index, Short index – Russell 1000 Total Return Index

(2) Long Index – S&P 500 Pure Value TR Index,, Short index – S&P 500 Pure Growth TR Index

(3) Long Index – Bloomberg Commodity Index 2-4-6 Forward Blend, Short index – Bloomberg Commodity Index

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 9,956,381
Forward foreign currency exchange contracts, sold	15,276,448
Futures contracts, purchased	72,969,199
Futures contracts, sold	23,139,957
Total return swaps, long	(208,178)
Total return swaps, short	162,615

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Consolidated Schedule of Investments (unaudited)

LLC	Limited Liability Company

(d)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2019, is $19,998,908.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies	$-	$6,273,647	$-
U.S. Government Agency Notes	-	89,435,783	-
Total Investments in Securities	$-	$95,709,430	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	84,954	-
Outstanding Swap Contracts, at Value	-	31,128	-
Variation Margin Receivable	353,755	-	-
Total Assets	$353,755	$95,825,512	$-
Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$-	$45,877	$-
Variation Margin Payable	67,645	-	-

Total Liabilities	$67,645	$45,877	$

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Diversified Alternatives Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. The Fund is classified as diversified, as defined in the 1940 Act.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of March 31, 2019, the Fund owns 688,356 shares of the Subsidiary, with a market value of $7,920,534. This represents 7% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments includes the accounts of both the Fund and the Subsidiary.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps. Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity indices or custom baskets of equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on a custom basket of commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Consolidated Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Corporate Bonds – 16.8%
Banking – 1.4%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	$910,000	$908,453
HBOS Capital Funding LP, 6.8500%µ	100,000	100,750
Lloyds Banking Group PLC,
ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)‡,µ	412,000	421,270
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	1,000,000	1,062,436
		2,492,909
Capital Goods – 1.4%
Berry Global Inc, 5.1250%, 7/15/23	433,000	439,495
Crown Americas LLC / Crown Americas Capital Corp IV, 4.5000%, 1/15/23	1,000,000	1,010,000
Lockheed Martin Corp, 3.5500%, 1/15/26	1,000,000	1,032,419
		2,481,914
Communications – 4.2%
AT&T Inc, 2.4500%, 6/30/20	1,000,000	995,741
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	500,000	518,900
Comcast Corp, 3.9500%, 10/15/25	283,000	296,092
Comcast Corp, 4.1500%, 10/15/28	201,000	211,913
Crown Castle International Corp, 3.8000%, 2/15/28	1,000,000	994,897
Deutsche Telekom International Finance BV, 1.9500%, 9/19/21	1,000,000	977,179
Sirius XM Radio Inc, 6.0000%, 7/15/24 (144A)	1,000,000	1,036,250
T-Mobile USA Inc, 4.5000%, 2/1/26	91,000	90,950
T-Mobile USA Inc, 4.7500%, 2/1/28	57,000	56,501
Verizon Communications Inc, 4.0160%, 12/3/29 (144A)	977,000	1,009,676
Virgin Media Secured Finance PLC, 5.2500%, 1/15/26	600,000	603,750
Vodafone Group PLC, 2.9500%, 2/19/23	395,000	391,552
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	250,000	249,450
		7,432,851
Consumer Cyclical – 0.7%
Amazon.com Inc, 3.1500%, 8/22/27	1,000,000	1,008,309
Service Corp International/US, 8.0000%, 11/15/21	200,000	218,000
		1,226,309
Consumer Non-Cyclical – 4.2%
Aramark Services Inc, 5.1250%, 1/15/24	715,000	735,556
Aramark Services Inc, 4.7500%, 6/1/26	291,000	290,272
Constellation Brands Inc, 4.7500%, 11/15/24	381,000	407,369
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	1,000,000	1,062,606
HCA Inc, 5.2500%, 6/15/26	1,000,000	1,072,220
Johnson & Johnson, 2.9000%, 1/15/28	1,000,000	995,933
Philip Morris International Inc, 1.8750%, 2/25/21	1,000,000	987,404
Sysco Corp, 3.5500%, 3/15/25	732,000	742,655
Tesco PLC, 6.1500%, 11/15/37 (144A)	1,024,000	1,082,343
		7,376,358
Insurance – 0.5%
Prudential PLC, 5.2500%µ	900,000	894,375
Real Estate Investment Trusts (REITs) – 0.7%
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27	670,000	693,249
Digital Realty Trust LP, 4.7500%, 10/1/25	450,000	477,455
		1,170,704
Technology – 3.7%
Adobe Inc, 3.2500%, 2/1/25	1,000,000	1,023,760
Alphabet Inc, 1.9980%, 8/15/26	1,000,000	944,140
Apple Inc, 3.3500%, 2/9/27	500,000	510,436
Dell International LLC / EMC Corp, 5.4500%, 6/15/23 (144A)	1,105,000	1,177,593
Equinix Inc, 5.3750%, 4/1/23	600,000	610,500
Equinix Inc, 5.7500%, 1/1/25	400,000	414,750
Microsoft Corp, 3.3000%, 2/6/27	1,000,000	1,028,002
salesforce.com Inc, 3.7000%, 4/11/28	500,000	524,293
VMware Inc, 3.9000%, 8/21/27	353,000	339,604
		6,573,078
Total Corporate Bonds (cost $29,358,447)		29,648,498
United States Treasury Notes/Bonds – 5.2%
2.7500%, 11/30/20	2,000,000	2,013,750
2.8750%, 11/15/21	2,000,000	2,031,875
2.8750%, 10/31/23	1,000,000	1,027,734
2.8750%, 11/30/23	2,000,000	2,057,266
2.8750%, 11/30/25	2,000,000	2,069,687
Total United States Treasury Notes/Bonds (cost $8,993,237)		9,200,312

Shares or Principal Amounts		Value
Common Stocks – 73.9%
Aerospace & Defense – 1.0%
BAE Systems PLC	273,827	$1,720,133
Air Freight & Logistics – 0.9%
Deutsche Post AG	51,007	1,659,080
Automobiles – 0.4%
General Motors Co	18,960	703,416
Banks – 4.0%
BAWAG Group AG	29,107	1,284,315
ING Groep NV	95,505	1,155,169
JPMorgan Chase & Co	12,999	1,315,889
Lloyds Banking Group PLC	543,521	439,811
Nordea Bank Abp	201,328	1,532,366
Swedbank AB	96,348	1,361,459
		7,089,009
Beverages – 3.2%
Carlsberg A/S	11,626	1,452,202
Coca-Cola Co	33,148	1,553,315
Diageo PLC	65,155	2,662,435
		5,667,952
Capital Markets – 0.2%
St James's Place PLC	26,244	351,319
Chemicals – 4.0%
Akzo Nobel NV	15,797	1,399,543
BASF SE	26,671	1,960,285
DowDuPont Inc	32,965	1,757,364
Nutrien Ltd	36,429	1,921,994
		7,039,186
Commercial Services & Supplies – 0.8%
Prosegur Cash SA	608,377	1,342,881
Communications Equipment – 1.7%
Cisco Systems Inc	56,319	3,040,663
Containers & Packaging – 0.9%
Amcor Ltd/Australia	139,710	1,526,381
Diversified Telecommunication Services – 3.3%
Orange SA	115,422	1,877,138
TELUS Corp	49,800	1,843,368
Verizon Communications Inc	35,562	2,102,781
		5,823,287
Electric Utilities – 1.5%
Enel SpA	300,291	1,921,151
SSE PLC	46,306	715,758
		2,636,909
Electrical Equipment – 0.6%
ABB Ltd	59,095	1,110,665
Equity Real Estate Investment Trusts (REITs) – 3.0%
Crown Castle International Corp	13,946	1,785,088
CyrusOne Inc	36,375	1,907,505
Eurocommercial Properties NV	23,171	668,429
Hammerson PLC	208,802	913,048
		5,274,070
Food Products – 3.0%
Nestle SA (REG)	56,200	5,357,489
Health Care Equipment & Supplies – 1.4%
Medtronic PLC	26,683	2,430,288
Hotels, Restaurants & Leisure – 2.2%
Carnival Corp	48,194	2,444,400
Las Vegas Sands Corp	22,036	1,343,315
		3,787,715
Industrial Conglomerates – 1.3%
Siemens AG	21,211	2,282,446
Information Technology Services – 0.6%
Sabre Corp	48,985	1,047,789
Insurance – 3.0%
AXA SA	70,717	1,779,069
Manulife Financial Corp	81,315	1,375,332
Prudential PLC	102,017	2,042,519
		5,196,920
Leisure Products – 0.6%
Hasbro Inc	11,788	1,002,216
Metals & Mining – 2.6%
BHP Group PLC	96,540	2,323,960
Rio Tinto PLC	38,766	2,251,965
		4,575,925

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 8.1%
BP PLC	448,441	$3,261,421
Chevron Corp	26,091	3,213,889
Occidental Petroleum Corp	35,269	2,334,808
Royal Dutch Shell PLC	93,907	2,947,035
TOTAL SA	46,854	2,602,358
		14,359,511
Paper & Forest Products – 0.7%
UPM-Kymmene OYJ	41,152	1,200,063
Personal Products – 1.3%
Unilever NV	38,853	2,256,453
Pharmaceuticals – 9.2%
GlaxoSmithKline PLC	88,374	1,837,610
Johnson & Johnson	8,601	1,202,334
Novartis AG	30,325	2,917,658
Novo Nordisk A/S	23,123	1,210,636
Pfizer Inc	108,461	4,606,339
Roche Holding AG	8,774	2,418,028
Sanofi	22,259	1,965,806
		16,158,411
Professional Services – 1.1%
RELX PLC*	92,322	1,972,604
Real Estate Management & Development – 0.2%
Nexity SA	8,329	406,370
Semiconductor & Semiconductor Equipment – 3.7%
Lam Research Corp	5,128	917,963
Maxim Integrated Products Inc	28,604	1,520,875
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	62,081	2,542,838
Tokyo Electron Ltd	11,200	1,617,183
		6,598,859
Software – 4.3%
Microsoft Corp	60,284	7,109,895
Sage Group PLC	42,327	386,490
		7,496,385
Tobacco – 2.9%
British American Tobacco PLC	41,675	1,733,360
Imperial Brands PLC	66,809	2,283,284
Philip Morris International Inc	11,928	1,054,316
		5,070,960
Trading Companies & Distributors – 0.5%
Watsco Inc	6,703	959,937
Wireless Telecommunication Services – 1.7%
Tele2 AB	157,770	2,102,095
Vodafone Group PLC	489,453	891,039
		2,993,134
Total Common Stocks (cost $119,348,529)		130,138,426
Investment Companies – 3.0%
Money Markets – 3.0%
Fidelity Investments Money Market Treasury Portfolio, 2.3200%ºº (cost $5,287,104)	5,287,104	5,287,104
Total Investments (total cost $162,987,317) – 98.9%		174,274,340
Cash, Receivables and Other Assets, net of Liabilities – 1.1%		1,991,943
Net Assets – 100%		$176,266,283

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$83,048,191	47.7%
United Kingdom	32,226,116	18.5
Switzerland	11,803,840	6.8
France	8,630,741	4.9
Netherlands	7,452,198	4.3
Germany	6,878,990	3.9
Canada	5,140,694	2.9
Sweden	3,463,554	2.0
Finland	2,732,429	1.6
Denmark	2,662,838	1.5
Taiwan	2,542,838	1.5
Italy	1,921,151	1.1

Japan	1,617,183	0.9
Australia	1,526,381	0.9
Spain	1,342,881	0.8
Austria	1,284,315	0.7

Total	$174,274,340	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	4/24/19	(10,555,698)	$14,022,442	$260,728
Euro	4/24/19	(14,198,534)	16,155,778	197,973
Total				$458,701

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 16,515,195

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $6,558,088, which represents 3.7% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$29,648,498	$-
United States Treasury Notes/Bonds	-	9,200,312	-
Common Stocks	130,138,426	-	-
Investment Companies	5,287,104	-	-
Total Investments in Securities	$135,425,530	$38,848,810	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	458,701	-
Total Assets	$135,425,530	$39,307,511	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $64,479,544 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 98.4%
Aerospace & Defense – 0.5%
Embraer SA	7,000	$32,990
Auto Components – 0.1%
Bosch Ltd	23	6,038
China First Capital Group Ltd*	2,000	1,057
		7,095
Automobiles – 2.2%
Bajaj Auto Ltd	75	3,152
Dongfeng Motor Group Co Ltd	16,000	16,021
Eicher Motors Ltd	26	7,713
Hero MotoCorp Ltd	425	15,665
Hyundai Motor Co	26	2,737
Kia Motors Corp	1,496	46,593
Maruti Suzuki India Ltd	675	65,023
		156,904
Banks – 21.9%
Abu Dhabi Commercial Bank PJSC	19,932	51,447
Banco Bradesco SA	1,400	13,536
Banco de Chile	769,414	113,356
Banco do Brasil SA	500	6,223
Bank Central Asia Tbk PT	55,800	108,778
Bank Danamon Indonesia Tbk PT*	48,400	31,621
Bank of Communications Co Ltd	12,000	9,830
BDO Unibank Inc	80	204
Chang Hwa Commercial Bank Ltd	49,140	29,419
Commercial Bank PQSC	5,601	69,166
Credicorp Ltd	134	32,153
CTBC Financial Holding Co Ltd	4,240	2,814
Dubai Islamic Bank PJSC	66,299	88,452
E.Sun Financial Holding Co Ltd	66,334	51,121
First Abu Dhabi Bank PJSC	31,846	132,316
First Financial Holding Co Ltd	140,043	95,882
Hong Leong Bank Bhd	5,200	25,873
Hua Nan Financial Holdings Co Ltd	65,260	41,081
ICICI Bank Ltd	331	1,914
Kasikornbank PCL	900	5,332
Komercni banka as	1,192	48,718
Krung Thai Bank PCL	57,500	34,792
Malayan Banking Bhd	36,200	82,249
Masraf Al Rayan QSC	4,517	45,604
Mega Financial Holding Co Ltd	19,000	17,293
Metropolitan Bank & Trust Co	3,700	5,631
Moneta Money Bank AS (144A)	21,492	74,196
Public Bank Bhd	32,700	185,621
Qatar Islamic Bank SAQ	1,143	47,620
Qatar National Bank QPSC	458	22,711
Shanghai Commercial & Savings Bank Ltd	4,000	6,321
SinoPac Financial Holdings Co Ltd	29,500	10,912
Taiwan Cooperative Financial Holding Co Ltd	152,015	96,187
Turkiye Garanti Bankasi AS	1,283	1,923
		1,590,296
Beverages – 1.8%
Arca Continental SAB de CV	6,600	36,774
China Resources Beer Holdings Co Ltd	12,000	50,524
Cia Cervecerias Unidas SA	2,998	42,948
		130,246
Capital Markets – 0.1%
B3 SA - Brasil Bolsa Balcao	400	3,282
Huatai Securities Co Ltd (144A)	1,600	3,200
Yuanta Financial Holding Co Ltd	3,000	1,708
		8,190
Chemicals – 1.7%
Asian Paints Ltd	2,111	45,492
Petronas Chemicals Group Bhd	33,900	76,109
Pidilite Industries Ltd	50	900
UPL Ltd	326	4,513
		127,014
Commercial Services & Supplies – 0.2%
China Everbright International Ltd	17,000	17,282

Shares		Value
Common Stocks – (continued)
Construction & Engineering – 0.5%
China Railway Construction Corp Ltd	1,500	$1,964
China Railway Group Ltd	32,000	29,188
Daelim Industrial Co Ltd	40	3,397
		34,549
Diversified Consumer Services – 0%
TAL Education Group (ADR)*	55	1,984
Diversified Financial Services – 0%
Far East Horizon Ltd	3,000	3,180
Diversified Telecommunication Services – 7.7%
China Communications Services Corp Ltd	22,000	19,619
China Telecom Corp Ltd	112,000	62,209
Chunghwa Telecom Co Ltd	97,000	344,652
Emirates Telecommunications Group Co PJSC	19,294	87,729
Ooredoo QPSC	77	1,405
Telekomunikasi Indonesia Persero Tbk PT	147,300	40,874
		556,488
Electric Utilities – 4.6%
Centrais Eletricas Brasileiras SA*	600	5,623
CEZ AS	4,071	95,671
Enel Americas SA	87,595	15,583
Equatorial Energia SA	3,200	65,393
Power Grid Corp of India Ltd	20,496	58,558
Tenaga Nasional Bhd	30,100	93,399
		334,227
Electrical Equipment – 0.2%
Zhuzhou CRRC Times Electric Co Ltd	1,900	11,231
Energy Equipment & Services – 0.1%
Dialog Group Bhd	11,200	8,702
Entertainment – 0%
Alibaba Pictures Group Ltd*	10,000	1,771
NCSoft Corp	4	1,748
		3,519
Food & Staples Retailing – 3.7%
Atacadao Distribuicao Comercio e Industria Ltda	1,300	6,671
Berli Jucker PCL	10,900	17,004
BIM Birlesik Magazalar AS	2,543	34,817
CP ALL PCL	58,700	138,281
President Chain Store Corp	3,000	29,544
Wal-Mart de Mexico SAB de CV	15,500	41,468
X5 Retail Group NV (GDR) (REG)	133	3,314
		271,099
Food Products – 7.2%
Britannia Industries Ltd	1,770	78,844
Charoen Pokphand Foods PCL	8,300	6,670
Charoen Pokphand Indonesia Tbk PT	10,000	4,496
Gruma SAB de CV	3,215	32,835
IOI Corp Bhd	39,600	43,288
JBS SA	10,400	42,293
Kuala Lumpur Kepong Bhd	14,200	86,314
Nestle India Ltd	201	31,806
Nestle Malaysia Bhd	700	25,186
Orion Corp/Republic of Korea	275	24,229
PPB Group Bhd	22,020	98,874
Sime Darby Plantation Bhd	32,100	39,496
Uni-President Enterprises Corp	3,000	7,281
		521,612
Gas Utilities – 2.6%
Beijing Enterprises Holdings Ltd	500	2,834
China Gas Holdings Ltd	14,600	51,334
China Resources Gas Group Ltd	16,000	75,417
ENN Energy Holdings Ltd	5,000	48,346
GAIL India Ltd	1,055	5,295
Infraestructura Energetica Nova SAB de CV	500	2,010
Perusahaan Gas Negara Persero Tbk	12,600	2,080
		187,316
Health Care Equipment & Supplies – 0.1%
Top Glove Corp Bhd	7,400	8,379
Health Care Providers & Services – 2.4%
Bangkok Dusit Medical Services PCL	115,300	90,114
Bumrungrad Hospital PCL	700	3,960
IHH Healthcare Bhd	28,800	40,729
Sinopharm Group Co Ltd	8,800	36,659
		171,462

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 2.0%
Jollibee Foods Corp	14,400	$86,949
Kangwon Land Inc	2,115	59,630
Yum China Holdings Inc	4	180
		146,759
Household Durables – 0.1%
Coway Co Ltd	70	5,828
Household Products – 1.2%
Hindustan Unilever Ltd	2,460	60,616
Unilever Indonesia Tbk PT	8,700	30,085
		90,701
Independent Power and Renewable Electricity Producers – 2.4%
CGN Power Co Ltd (144A)	121,000	33,758
China Resources Power Holdings Co Ltd	20,000	30,065
Engie Brasil Energia SA	4,500	49,094
Huaneng Power International Inc	8,000	4,647
NTPC Ltd	27,663	53,794
		171,358
Industrial Conglomerates – 0.8%
CITIC Ltd	9,000	13,437
Industries Qatar QSC	522	17,768
KOC Holding AS	414	1,197
SM Investments Corp	1,520	27,042
		59,444
Information Technology Services – 2.8%
Infosys Ltd	8,204	88,101
Tata Consultancy Services Ltd	1,888	54,558
Tech Mahindra Ltd	3,711	41,569
Wipro Ltd	4,190	15,413
		199,641
Insurance – 3.1%
Bajaj Finserv Ltd	94	9,550
BB Seguridade Participacoes SA	6,600	44,710
Cathay Financial Holding Co Ltd	1,000	1,459
DB Insurance Co Ltd	616	37,286
Hyundai Marine & Fire Insurance Co Ltd	220	7,346
IRB Brasil Resseguros S/A	3,400	79,251
Samsung Fire & Marine Insurance Co Ltd	146	38,719
Sul America SA	800	6,090
		224,411
Interactive Media & Services – 0.4%
Tencent Holdings Ltd	700	32,192
Internet & Direct Marketing Retail – 0.8%
Alibaba Group Holding Ltd (ADR)*	87	15,873
B2W Cia Digital*	2,900	31,276
CJ ENM Co Ltd	38	7,801
		54,950
Life Sciences Tools & Services – 0%
Divi's Laboratories Ltd	75	1,844
Machinery – 0.2%
China Conch Venture Holdings Ltd	500	1,790
CRRC Corp Ltd	13,000	12,255
Weichai Power Co Ltd	2,000	3,195
		17,240
Media – 0.1%
Zee Entertainment Enterprises Ltd	752	4,837
Metals & Mining – 1.2%
Anglo American Platinum Ltd	395	20,158
AngloGold Ashanti Ltd	564	7,491
China Steel Corp	5,000	4,105
MMC Norilsk Nickel PJSC (ADR)	1,163	24,563
Novolipetsk Steel OJSC (GDR)	88	2,259
Polymetal International PLC	733	8,251
Polyus PJSC (REG) (GDR)*	407	16,728
		83,555
Multiline Retail – 0.9%
Lojas Renner SA	3,600	40,278
Magazine Luiza SA	500	22,076
		62,354
Multi-Utilities – 0.1%
Qatar Electricity & Water Co QSC	227	10,744
Oil, Gas & Consumable Fuels – 4.0%
Coal India Ltd	8,457	28,960
Grupa Lotos SA	42	913

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Kunlun Energy Co Ltd	26,000	$27,160
LUKOIL PJSC (ADR)	609	54,566
Novatek PJSC (GDR) (REG)	393	67,360
Polskie Gornictwo Naftowe i Gazownictwo SA	558	909
Reliance Industries Ltd	956	18,815
Rosneft Oil Co PJSC (GDR) (REG)*	2,282	14,331
Tatneft PJSC (ADR)	624	43,181
Tupras Turkiye Petrol Rafinerileri AS	672	15,069
Ultrapar Participacoes SA	1,300	15,607
		286,871
Paper & Forest Products – 0.1%
Sappi Ltd	306	1,414
Suzano Papel e Celulose SA	215	2,557
		3,971
Personal Products – 2.1%
Dabur India Ltd	7,694	45,408
Hengan International Group Co Ltd	8,500	74,500
Natura Cosmeticos SA	3,000	34,783
		154,691
Pharmaceuticals – 2.0%
Aurobindo Pharma Ltd	2,633	29,811
China Resources Pharmaceutical Group Ltd (144A)	3,500	4,949
Cipla Ltd/India	5,245	40,049
Dr Reddy's Laboratories Ltd	947	38,011
Hypera SA	3,500	23,156
Lupin Ltd	228	2,434
Richter Gedeon Nyrt	145	2,736
Sun Pharmaceutical Industries Ltd	390	2,696
		143,842
Real Estate Management & Development – 2.1%
Aldar Properties PJSC	163,734	80,690
Barwa Real Estate Co	986	9,928
BR Malls Participacoes SA	4,200	13,486
Central Pattana PCL	17,600	40,629
Ezdan Holding Group QSC*	1,158	3,149
Multiplan Empreendimentos Imobiliarios SA	1,100	6,572
		154,454
Road & Rail – 0.6%
BTS Group Holdings PCL	13,700	4,749
Localiza Rent a Car SA	1,200	10,134
Rumo SA*	5,600	27,393
		42,276
Specialty Retail – 0%
Petrobras Distribuidora SA	500	2,957
Technology Hardware, Storage & Peripherals – 0.1%
Lenovo Group Ltd	6,000	5,396
Lite-On Technology Corp	1,000	1,455
Quanta Computer Inc	1,000	1,876
		8,727
Textiles, Apparel & Luxury Goods – 0.7%
Fila Korea Ltd	162	11,133
Titan Co Ltd	2,532	41,739
		52,872
Tobacco – 1.2%
Gudang Garam Tbk PT	1,100	6,429
Hanjaya Mandala Sampoerna Tbk PT	54,200	14,278
ITC Ltd	5,350	22,959
KT&G Corp	455	41,491
		85,157
Transportation Infrastructure – 2.7%
Airports of Thailand PCL	37,300	79,934
Bangkok Expressway & Metro PCL	172,100	54,779
CCR SA	2,600	7,797
COSCO SHIPPING Ports Ltd	6,000	6,482
DP World Ltd	231	3,696
International Container Terminal Services Inc	2,700	6,722
Promotora y Operadora de Infraestructura SAB de CV	3,495	34,724
Taiwan High Speed Rail Corp	2,000	2,336
		196,470
Water Utilities – 2.1%
Cia de Saneamento Basico do Estado de Sao Paulo	1,000	10,729
Guangdong Investment Ltd	72,000	139,052
		149,781

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – 7.0%
Advanced Info Service PCL	7,200	$41,751
China Mobile Ltd	4,000	40,766
Far EasTone Telecommunications Co Ltd	69,000	166,354
Maxis Bhd	1,200	1,576
PLDT Inc	305	6,681
Taiwan Mobile Co Ltd	69,000	249,643
Turkcell Iletisim Hizmetleri AS	1,837	3,991
		510,762
Total Common Stocks (cost $6,685,932)		7,142,454
Preferred Stocks – 1.6%
Banks – 0.2%
Banco Bradesco SA	500	5,484
Bancolombia SA	814	10,322
		15,806
Diversified Telecommunication Services – 0.1%
Telefonica Brasil SA	500	6,067
Electric Utilities – 1.1%
Centrais Eletricas Brasileiras SA*	400	3,868
Cia Energetica de Minas Gerais	20,400	72,433
		76,301
Food Products – 0%
China Huishan Dairy Holdings Co Ltd¢	55,000	0
Multiline Retail – 0%
Lojas Americanas SA	500	2,142
Oil, Gas & Consumable Fuels – 0.2%
Petroleo Brasileiro SA	100	717
Surgutneftegas PJSC (ADR)	2,376	14,612
		15,329
Semiconductor & Semiconductor Equipment – 0%
Hanergy Thin Film Power Group Ltd¢	52,000	3,246
Total Preferred Stocks (cost $166,731)		118,891
Total Investments (total cost $6,852,663) – 100.0%		7,261,345
Cash, Receivables and Other Assets, net of Liabilities – 0%		1,149
Net Assets – 100%		$7,262,494

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Taiwan	$1,161,443	16.0%
India	926,077	12.8
China	892,593	12.3
Malaysia	815,795	11.2
Brazil	694,668	9.6
Thailand	517,995	7.1
United Arab Emirates	444,330	6.1
South Korea	287,938	4.0
Russia	249,165	3.4
Indonesia	238,641	3.3
Qatar	228,095	3.1
Czech Republic	218,585	3.0
Chile	171,887	2.4
Mexico	147,811	2.0
Philippines	133,229	1.8
Turkey	56,997	0.8
Peru	32,153	0.5
South Africa	29,063	0.4
Colombia	10,322	0.2
Hungary	2,736	0.0
Poland	1,822	0.0

Total	$7,261,345	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	$883	$-	$-	$-

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	-	2,488,121	(2,488,121)	-

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
OJSC	Open Joint Stock Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $116,103, which represents 1.6% of net assets.

*	Non-income producing security.

¢	Security is valued using significant unobservable inputs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$7,142,454	$-	$-
Preferred Stocks
Banks	-	15,806	-
Diversified Telecommunication Services	-	6,067	-
Electric Utilities	3,868	72,433	-

Food Products	-	-	0
Multiline Retail	-	2,142	-
Oil, Gas & Consumable Fuels	14,612	717	-
Semiconductor & Semiconductor Equipment	-	-	3,246
Total Assets	$7,160,934	$97,165	$3,246

Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2019.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $5,836,227 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 10.0%
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	$3,731,099	$3,745,964
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	22,213,813	22,310,591
Arroyo Mortgage Trust 2018-1,
ICE LIBOR USD 12 Month + 0.8500%, 3.7630%, 4/25/48 (144A)‡	6,602,519	6,674,691
Atrium IX, ICE LIBOR USD 3 Month + 1.2400%, 3.8689%, 5/28/30 (144A)‡	7,129,629	7,126,364
BAMLL Commercial Mortgage Securities Trust 2018-DSNY,
ICE LIBOR USD 1 Month + 0.8500%, 3.3338%, 9/15/34 (144A)‡	8,909,000	8,864,292
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 3.2058%, 3/15/37 (144A)‡	22,639,000	22,426,282
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	10,397,000	11,102,442
Bean Creek CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.7810%, 4/20/31 (144A)‡	3,826,000	3,774,230
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 3.2338%, 11/15/33 (144A)‡	10,551,662	10,525,234
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,955,000	5,035,003
Carlyle Global Market Strategies CLO 2014-2R Ltd,
ICE LIBOR USD 3 Month + 1.0500%, 3.7338%, 5/15/31 (144A)‡	6,389,020	6,314,300
Carlyle Global Market Strategies CLO 2016-1 Ltd,
ICE LIBOR USD 3 Month + 1.4500%, 4.2110%, 4/20/27 (144A)‡	9,568,000	9,466,847
Carlyle Global Market Strategies CLO 2016-2 Ltd,
ICE LIBOR USD 3 Month + 1.5000%, 4.2873%, 7/15/27 (144A)‡	6,999,000	6,934,343
CARLYLE US CLO 2018-1 LTD,
ICE LIBOR USD 3 Month + 1.0200%, 3.7810%, 4/20/31 (144A)‡	3,614,328	3,574,209
Cenovus Energy Inc, 5.7000%, 10/15/19	178,846	181,405
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	6,241,000	6,353,493
CSMLT 2015-2 Trust, 3.5000%, 8/25/45 (144A)‡	5,590,117	5,605,596
DB Master Finance LLC, 3.7870%, 5/20/49 (144A)	4,501,000	4,513,153
DB Master Finance LLC, 4.0210%, 5/20/49 (144A)	1,819,000	1,827,186
DB Master Finance LLC, 4.3520%, 5/20/49 (144A)	3,599,000	3,621,512
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	6,197,000	6,394,027
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	4,659,000	4,816,199
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	4,235,000	4,286,556
Drive Auto Receivables Trust 2019-1, 4.0900%, 6/15/26	2,087,000	2,131,532
Dryden 41 Senior Loan Fund,
ICE LIBOR USD 3 Month + 0.9700%, 3.7573%, 4/15/31 (144A)‡	7,318,000	7,214,926
Dryden 55 CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.8073%, 4/15/31 (144A)‡	4,547,000	4,502,153
Dryden 64 CLO Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.7503%, 4/18/31 (144A)‡	5,704,000	5,617,995
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.4855%, 7/25/24‡	17,350,122	18,418,791
Fannie Mae REMICS, 3.0000%, 5/25/48	16,212,076	16,129,171
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 0.3500%, 2.8378%, 10/20/48‡	3,021,039	3,004,158
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 0.4000%, 2.8878%, 2/20/49‡	11,501,499	11,477,843
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 0.5000%, 2.9878%, 2/20/49‡	4,749,752	4,745,428
Government National Mortgage Association - Class FQ,
ICE LIBOR USD 1 Month + 0.4500%, 2.9378%, 2/20/49‡	10,538,587	10,533,203
Government National Mortgage Association - Class QF,
ICE LIBOR USD 1 Month + 0.4500%, 2.9378%, 2/20/49‡	9,434,581	9,439,090
JP Morgan Mortgage Trust 2018-8, 4.0000%, 1/25/49 (144A)‡	3,265,506	3,265,881
LCM XIV LP, ICE LIBOR USD 3 Month + 1.0400%, 3.8158%, 7/20/31 (144A)‡	6,054,537	6,004,569
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.7810%, 4/20/31 (144A)‡	3,502,000	3,460,018
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 3.2855%, 11/25/50 (144A)‡,§	19,837,000	19,773,906
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.7673%, 4/15/31 (144A)‡	10,641,000	10,541,996
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.7806%, 7/25/31 (144A)‡	14,476,310	14,316,853
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 3.3355%, 11/25/51 (144A)‡,§	22,814,000	22,811,999
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	7,248,210	7,458,358
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.7573%, 4/15/31 (144A)‡	2,566,000	2,526,543
Octagon Loan Funding Ltd,
ICE LIBOR USD 3 Month + 1.1800%, 3.8629%, 11/18/31 (144A)‡	9,608,787	9,529,418

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	$2,548,000	$2,577,505
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	2,767,000	2,827,828
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	13,359,000	13,507,448
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	21,900,000	21,881,238
Sequoia Mortgage Trust 2018-7 A19, 4.0000%, 9/25/48 (144A)‡	3,130,208	3,146,349
Sequoia Mortgage Trust 2018-7 A4, 4.0000%, 9/25/48 (144A)‡	4,025,165	4,093,358
Sequoia Mortgage Trust 2018-CH2, 4.0000%, 6/25/48 (144A)‡	12,003,879	12,156,968
Sequoia Mortgage Trust 2018-CH3, 4.0000%, 8/25/48 (144A)‡	5,091,803	5,157,174
Sequoia Mortgage Trust 2019-1, 4.0000%, 2/25/49 (144A)‡	2,097,563	2,123,980
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.9303%, 4/18/31 (144A)‡	4,060,000	4,014,260
Station Place Securitization Trust 2018-7,
ICE LIBOR USD 1 Month + 0.8500%, 3.3311%, 9/24/19 (144A)‡,§	23,439,000	23,439,000
Towd Point Mortgage Trust 2015-3, 3.5000%, 3/25/54 (144A)‡	417,043	416,546
Towd Point Mortgage Trust 2018-3, 3.7500%, 5/25/58 (144A)‡	5,445,324	5,508,277
Towd Point Mortgage Trust 2018-4, 3.0000%, 6/25/58 (144A)‡	9,447,083	9,345,274
Voya CLO 2015-2 Ltd,
ICE LIBOR USD 3 Month + 1.5000%, 4.2724%, 7/23/27 (144A)‡	2,300,000	2,274,203
Voya CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.7110%, 4/19/31 (144A)‡	3,997,000	3,929,599
Voya CLO 2018-2 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.7831%, 7/15/31 (144A)‡	4,095,499	4,041,090
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.8758%, 5/15/46‡	1,961,808	1,973,422
Wells Fargo Mortgage Backed Securities 2018-1, 3.5000%, 7/25/47 (144A)‡	1,852,823	1,827,853
Wells Fargo Mortgage Backed Securities 2019-1 Trust,
4.0000%, 11/25/48 (144A)‡	4,666,252	4,731,323
WinWater Mortgage Loan Trust 2015-5, 3.5000%, 8/20/45 (144A)‡	17,335,578	17,327,576
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $504,288,484)		504,678,021
Bank Loans and Mezzanine Loans – 2.1%
Capital Goods – 0.2%
HD Supply Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2486%, 10/17/23‡	8,756,000	8,642,172
Consumer Cyclical – 0.4%
KFC Holding Co, ICE LIBOR USD 1 Month + 1.7500%, 4.2318%, 4/3/25‡	22,899,784	22,718,418
Consumer Non-Cyclical – 0.6%
Aramark Services Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2486%, 3/28/24‡	9,430,127	9,344,690
Moffett Towers Phase II, ICE LIBOR USD 3 Month + 2.8000%, 5.2840%, 6/15/21‡	20,813,613	20,689,988
		30,034,678
Electric – 0.9%
NRG Energy Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2486%, 6/30/23(a),‡	16,521,081	16,312,750
Vistra Operations Co LLC, ICE LIBOR USD 1 Month + 2.0000%, 4.4986%, 8/4/23‡	27,634,449	27,292,611
		43,605,361
Total Bank Loans and Mezzanine Loans (cost $106,275,972)		105,000,629
Corporate Bonds – 27.8%
Banking – 3.3%
Bank of America Corp, 2.5030%, 10/21/22	28,150,000	27,803,755
Bank of America Corp, ICE LIBOR USD 3 Month + 1.2100%, 3.9740%, 2/7/30‡	12,574,000	12,828,775
Bank of Montreal, 3.3000%, 2/5/24	7,447,000	7,528,264
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,833,000	6,780,607
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,701,000	4,811,471
Citizens Financial Group Inc, 4.3000%, 12/3/25	5,188,000	5,316,580
Goldman Sachs Capital I, 6.3450%, 2/15/34	26,286,000	31,646,717
JPMorgan Chase & Co, 2.2950%, 8/15/21	15,662,000	15,483,257
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	19,459,000	20,127,363
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3300%, 4.4520%, 12/5/29‡	4,268,000	4,556,946
Morgan Stanley, 3.9500%, 4/23/27	11,142,000	11,162,316
Morgan Stanley, ICE LIBOR USD 3 Month + 1.6280%, 4.4310%, 1/23/30‡	8,835,000	9,325,308
SVB Financial Group, 5.3750%, 9/15/20	8,405,000	8,698,612
		166,069,971
Basic Industry – 2.2%
Allegheny Technologies Inc, 5.9500%, 1/15/21	18,710,000	19,177,750
CF Industries Inc, 4.5000%, 12/1/26 (144A)	46,000	46,607
Ecolab Inc, 4.3500%, 12/8/21	41,000	42,794
Freeport-McMoRan Inc, 3.5500%, 3/1/22	7,139,000	7,058,686
Freeport-McMoRan Inc, 3.8750%, 3/15/23	11,818,000	11,647,939
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	21,468,000	21,569,775
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	7,294,000	7,490,678
Nutrien Ltd, 4.2000%, 4/1/29	2,260,000	2,323,937
Nutrien Ltd, 5.0000%, 4/1/49	2,739,000	2,846,490
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	11,774,000	12,202,771
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	9,077,000	9,732,496
WRKCo Inc, 4.6500%, 3/15/26	2,324,000	2,466,965
WRKCo Inc, 3.3750%, 9/15/27	1,060,000	1,023,839
WRKCo Inc, 4.0000%, 3/15/28	237,000	239,967

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
WRKCo Inc, 4.9000%, 3/15/29	$9,960,000	$10,808,830
		108,679,524
Brokerage – 1.2%
Cboe Global Markets Inc, 3.6500%, 1/12/27	13,671,000	13,847,410
E*TRADE Financial Corp, 2.9500%, 8/24/22	7,005,000	6,991,528
E*TRADE Financial Corp, 3.8000%, 8/24/27	11,393,000	11,071,152
E*TRADE Financial Corp, 4.5000%, 6/20/28	5,028,000	5,112,373
Raymond James Financial Inc, 5.6250%, 4/1/24	7,034,000	7,787,448
Raymond James Financial Inc, 4.9500%, 7/15/46	11,575,000	12,264,335
		57,074,246
Capital Goods – 1.9%
Ball Corp, 4.3750%, 12/15/20	8,023,000	8,143,345
Boeing Co, 2.2500%, 6/15/26	2,328,000	2,204,236
Boeing Co, 3.2500%, 3/1/28	2,092,000	2,102,717
Boeing Co, 3.2000%, 3/1/29	7,221,000	7,217,842
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	18,887,000	19,359,175
Martin Marietta Materials Inc, 4.2500%, 7/2/24	7,215,000	7,484,862
Masonite International Corp, 5.6250%, 3/15/23 (144A)	5,229,000	5,346,653
Northrop Grumman Corp, 2.5500%, 10/15/22	14,234,000	14,100,884
Wabtec Corp, 4.4000%, 3/15/24	4,511,000	4,588,327
Wabtec Corp, 4.9500%, 9/15/28	25,577,000	25,947,768
		96,495,809
Communications – 4.7%
AT&T Inc, 4.3500%, 3/1/29	10,794,000	11,030,720
AT&T Inc, 4.8500%, 3/1/39	7,832,000	7,873,056
AT&T Inc, 4.7500%, 5/15/46	8,642,000	8,477,615
BellSouth LLC, 4.3330%, 4/26/19 (144A)	23,456,000	23,481,567
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	7,989,000	8,023,992
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	6,330,000	6,675,007
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.0500%, 3/30/29	19,148,000	20,181,904
Comcast Corp, 3.1500%, 3/1/26	3,239,000	3,225,052
Comcast Corp, 4.1500%, 10/15/28	2,569,000	2,708,481
Comcast Corp, 4.2500%, 10/15/30	8,269,000	8,794,622
Comcast Corp, 4.6000%, 10/15/38	8,683,000	9,309,308
Comcast Corp, 4.9500%, 10/15/58	2,435,000	2,690,842
Crown Castle International Corp, 5.2500%, 1/15/23	5,983,000	6,426,962
Crown Castle International Corp, 3.2000%, 9/1/24	7,579,000	7,525,435
Crown Castle International Corp, 4.3000%, 2/15/29	3,494,000	3,604,016
Crown Castle International Corp, 5.2000%, 2/15/49	5,907,000	6,227,161
CSC Holdings LLC, 6.5000%, 2/1/29 (144A)	9,077,000	9,661,332
Fox Corp, 4.0300%, 1/25/24 (144A)	5,849,000	6,069,393
T-Mobile USA Inc, 6.3750%, 3/1/25	11,228,000	11,691,716
UBM PLC, 5.7500%, 11/3/20 (144A)	18,974,000	19,620,089
Verizon Communications Inc, 2.6250%, 8/15/26	8,284,000	7,906,464
Verizon Communications Inc, 4.3290%, 9/21/28	18,020,000	19,105,248
Verizon Communications Inc, 3.8750%, 2/8/29	2,629,000	2,702,852
Verizon Communications Inc, 4.8620%, 8/21/46	3,816,000	4,078,468
Verizon Communications Inc, 4.5220%, 9/15/48	1,246,000	1,280,436
Verizon Communications Inc, 5.0120%, 8/21/54	5,742,000	6,154,175
Viacom Inc, 5.8500%, 9/1/43	10,309,000	11,214,759
Warner Media LLC, 3.6000%, 7/15/25	159,000	158,907
		235,899,579
Consumer Cyclical – 1.4%
Ford Motor Credit Co LLC, 4.6870%, 6/9/25	1,451,000	1,387,045
General Motors Co, 5.0000%, 10/1/28	7,064,000	7,052,238
General Motors Financial Co Inc, 4.3500%, 1/17/27	6,615,000	6,434,310
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	13,038,000	13,559,129
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	9,485,000	9,475,515
MDC Holdings Inc, 5.5000%, 1/15/24	9,148,000	9,399,570
MGM Resorts International, 6.7500%, 10/1/20	9,197,000	9,645,354
MGM Resorts International, 6.6250%, 12/15/21	6,648,000	7,105,050
MGM Resorts International, 7.7500%, 3/15/22	3,107,000	3,433,235
Target Corp, 3.3750%, 4/15/29	3,373,000	3,419,232
		70,910,678
Consumer Non-Cyclical – 4.3%
AbbVie Inc, 3.7500%, 11/14/23	9,248,000	9,498,028
Allergan Finance LLC, 3.2500%, 10/1/22	7,430,000	7,434,575
Allergan Funding SCS, 3.4500%, 3/15/22	13,995,000	14,117,366
Allergan Funding SCS, 3.8000%, 3/15/25	6,309,000	6,393,584

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Allergan Inc/United States, 2.8000%, 3/15/23	$782,000	$766,649
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	15,460,000	16,462,196
Becton Dickinson and Co, 2.8940%, 6/6/22	7,484,000	7,444,658
Boston Scientific Corp, 3.7500%, 3/1/26	4,922,000	5,023,329
Boston Scientific Corp, 4.0000%, 3/1/29	3,847,000	3,971,287
Boston Scientific Corp, 4.7000%, 3/1/49	3,795,000	4,043,700
Campbell Soup Co, 3.9500%, 3/15/25	3,582,000	3,607,053
Campbell Soup Co, 4.1500%, 3/15/28#	10,154,000	10,124,581
Campbell Soup Co, 4.8000%, 3/15/48	21,696,000	20,253,901
CVS Health Corp, 4.1000%, 3/25/25	16,790,000	17,247,806
CVS Health Corp, 4.3000%, 3/25/28	7,568,000	7,675,438
Elanco Animal Health Inc, 3.9120%, 8/27/21 (144A)	2,662,000	2,706,798
Elanco Animal Health Inc, 4.2720%, 8/28/23 (144A)	4,334,000	4,468,841
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	4,417,000	4,693,530
General Mills Inc, 4.2000%, 4/17/28	11,931,000	12,405,586
GlaxoSmithKline Capital PLC, 3.3750%, 6/1/29	13,099,000	13,217,167
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	4,527,000	4,723,019
Life Technologies Corp, 6.0000%, 3/1/20	13,405,000	13,767,512
Mars Inc, 2.7000%, 4/1/25 (144A)	4,915,000	4,890,569
Mars Inc, 3.2000%, 4/1/30 (144A)#	5,996,000	5,996,273
Mars Inc, 3.9500%, 4/1/49 (144A)	8,035,000	8,148,581
Mars Inc, 4.2000%, 4/1/59 (144A)	5,131,000	5,275,308
Newell Brands Inc, 5.0000%, 11/15/23	2,054,000	2,060,836
		216,418,171
Electric – 1.1%
Duke Energy Corp, 1.8000%, 9/1/21	37,000	36,114
Duke Energy Corp, 2.4000%, 8/15/22	6,452,000	6,378,170
NRG Energy Inc, 7.2500%, 5/15/26	14,738,000	16,214,600
NRG Energy Inc, 6.6250%, 1/15/27	3,679,000	3,959,524
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	9,471,000	9,778,997
Southern Co, 2.9500%, 7/1/23	9,021,000	8,997,423
Vistra Operations Co LLC, 5.5000%, 9/1/26 (144A)	4,380,000	4,555,200
Vistra Operations Co LLC, 5.6250%, 2/15/27 (144A)	6,462,000	6,712,402
		56,632,430
Energy – 2.9%
Continental Resources Inc/OK, 5.0000%, 9/15/22	17,537,000	17,668,057
Continental Resources Inc/OK, 4.5000%, 4/15/23	6,839,000	7,084,539
Energy Transfer Operating LP, 4.2500%, 3/15/23	7,084,000	7,269,646
Energy Transfer Operating LP, 5.8750%, 1/15/24	6,044,000	6,611,736
Energy Transfer Operating LP, 5.5000%, 6/1/27	1,181,000	1,281,531
Energy Transfer Operating LP, 6.1250%, 12/15/45	4,391,000	4,782,729
Energy Transfer Operating LP, 6.0000%, 6/15/48	8,711,000	9,419,996
EnLink Midstream Partners LP, 4.1500%, 6/1/25	6,275,000	6,039,688
EQM Midstream Partners LP, 4.0000%, 8/1/24	3,100,000	3,034,258
EQT Midstream Partners LP, 5.5000%, 7/15/28	13,596,000	13,745,831
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	5,032,000	5,251,442
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	2,735,000	2,826,861
Kinder Morgan Inc/DE, 5.5500%, 6/1/45	1,823,000	1,995,173
Kinder Morgan Inc/DE, 5.2000%, 3/1/48	2,747,000	2,897,400
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	14,736,000	14,920,200
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	6,719,000	6,786,190
NuStar Logistics LP, 5.6250%, 4/28/27	6,371,000	6,363,036
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	14,410,000	15,022,410
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
4.7500%, 10/1/23 (144A)	8,222,000	8,270,839
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 9/15/24 (144A)	3,777,000	3,871,425
		145,142,987
Finance Companies – 0.3%
GE Capital International Funding Co Unlimited Co, 4.4180%, 11/15/35	16,116,000	14,933,947
Financial Institutions – 0.3%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	16,153,000	16,589,511
Insurance – 0.6%
Aetna Inc, 2.8000%, 6/15/23	5,822,000	5,719,909
Brown & Brown Inc, 4.5000%, 3/15/29	4,963,000	5,020,865
Centene Corp, 6.1250%, 2/15/24	11,850,000	12,416,430
Cigna Corp, 3.7500%, 7/15/23 (144A)	7,316,000	7,504,537
Cigna Corp, ICE LIBOR USD 3 Month + 0.8900%, 3.6773%, 7/17/23 (144A)‡	116,000	115,436
		30,777,177
Real Estate Investment Trusts (REITs) – 0.8%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	2,407,000	2,402,861
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	17,229,000	17,998,600
Reckson Operating Partnership LP, 7.7500%, 3/15/20	11,325,000	11,806,009

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Senior Housing Properties Trust, 6.7500%, 4/15/20	$1,319,000	$1,341,986
Senior Housing Properties Trust, 6.7500%, 12/15/21	5,462,000	5,757,413
		39,306,869
Technology – 2.8%
Cadence Design Systems Inc, 4.3750%, 10/15/24	21,065,000	21,672,788
Marvell Technology Group Ltd, 4.8750%, 6/22/28	3,960,000	4,097,348
Total System Services Inc, 3.8000%, 4/1/21	3,764,000	3,822,165
Total System Services Inc, 4.8000%, 4/1/26	18,622,000	19,578,597
Trimble Inc, 4.7500%, 12/1/24	22,746,000	23,379,679
Trimble Inc, 4.9000%, 6/15/28	35,155,000	35,948,326
Verisk Analytics Inc, 5.8000%, 5/1/21	13,004,000	13,739,954
Verisk Analytics Inc, 4.1250%, 9/12/22	4,893,000	5,061,205
Verisk Analytics Inc, 5.5000%, 6/15/45	10,836,000	12,093,461
		139,393,523
Total Corporate Bonds (cost $1,360,050,645)		1,394,324,422
Mortgage-Backed Securities – 25.7%
Fannie Mae Pool:
6.0000%, 2/1/37	1,462,005	1,653,115
3.5000%, 10/1/42	7,348,541	7,502,367
4.5000%, 11/1/42	3,695,066	3,923,207
3.5000%, 12/1/42	16,906,573	17,234,796
3.0000%, 2/1/43	596,207	596,705
3.5000%, 2/1/43	22,974,543	23,420,309
3.5000%, 4/1/44	8,646,520	8,853,158
5.0000%, 7/1/44	10,246,867	11,086,183
4.5000%, 10/1/44	7,430,295	7,910,147
4.5000%, 3/1/45	12,077,401	12,857,091
4.5000%, 6/1/45	7,138,993	7,506,352
3.5000%, 12/1/45	7,958,464	8,148,767
4.5000%, 2/1/46	14,409,432	15,226,662
3.5000%, 7/1/46	14,684,332	15,013,206
3.5000%, 7/1/46	46,134	47,065
3.5000%, 8/1/46	152,919	155,777
4.0000%, 10/1/46	570,755	589,832
3.0000%, 11/1/46	3,200,635	3,192,987
3.0000%, 11/1/46	3,105,725	3,098,305
3.0000%, 11/1/46	39,788	39,673
3.0000%, 2/1/47	22,310,709	22,333,679
4.0000%, 5/1/47	4,608,268	4,762,939
4.5000%, 5/1/47	2,442,604	2,598,940
4.5000%, 5/1/47	2,050,842	2,163,729
4.5000%, 5/1/47	2,036,743	2,154,583
4.5000%, 5/1/47	1,490,898	1,586,314
4.5000%, 5/1/47	1,438,447	1,517,626
4.5000%, 5/1/47	1,209,170	1,279,130
4.5000%, 5/1/47	707,883	748,838
4.5000%, 5/1/47	514,398	547,321
4.5000%, 5/1/47	463,153	492,797
4.0000%, 6/1/47	2,471,876	2,554,757
4.0000%, 6/1/47	1,241,040	1,282,582
4.0000%, 6/1/47	1,235,784	1,276,452
4.0000%, 6/1/47	590,121	609,931
4.5000%, 6/1/47	8,742,523	9,223,751
4.5000%, 6/1/47	892,265	949,373
4.0000%, 7/1/47	2,141,983	2,213,888
4.0000%, 7/1/47	1,991,673	2,058,531
4.0000%, 7/1/47	901,321	931,522
4.0000%, 7/1/47	630,812	651,974
4.5000%, 7/1/47	6,329,248	6,677,640
4.5000%, 7/1/47	5,503,438	5,806,376
4.5000%, 7/1/47	5,475,227	5,776,612
3.5000%, 8/1/47	6,526,866	6,630,809
3.5000%, 8/1/47	22,673	23,079
4.0000%, 8/1/47	11,381,630	11,763,659
4.0000%, 8/1/47	3,792,926	3,920,145
4.0000%, 8/1/47	2,351,349	2,430,282
4.0000%, 8/1/47	1,002,109	1,035,748
4.0000%, 8/1/47	217,498	226,017
4.5000%, 8/1/47	7,510,095	7,923,488
4.5000%, 8/1/47	1,860,536	1,962,950
4.0000%, 9/1/47	959,536	991,749
4.5000%, 9/1/47	6,621,252	6,985,733
4.5000%, 9/1/47	4,752,713	5,014,343

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 9/1/47	$4,382,885	$4,624,157
4.0000%, 10/1/47	5,025,566	5,194,265
4.0000%, 10/1/47	4,287,997	4,431,945
4.0000%, 10/1/47	4,130,214	4,268,866
4.0000%, 10/1/47	2,628,549	2,716,788
4.0000%, 10/1/47	2,300,798	2,378,037
4.5000%, 10/1/47	1,168,354	1,232,668
4.5000%, 10/1/47	534,722	564,156
4.0000%, 11/1/47	9,777,462	10,141,417
4.0000%, 11/1/47	6,217,113	6,425,817
4.0000%, 11/1/47	6,171,418	6,375,395
4.0000%, 11/1/47	1,956,661	2,022,346
4.5000%, 11/1/47	5,558,092	5,864,054
3.5000%, 12/1/47	32,880,097	33,468,222
4.0000%, 12/1/47	12,423,048	12,833,653
3.5000%, 1/1/48	16,228,407	16,518,608
4.0000%, 1/1/48	23,543,007	24,307,203
4.0000%, 1/1/48	2,332,242	2,437,911
4.0000%, 3/1/48	2,048,221	2,140,802
4.5000%, 3/1/48	7,316,100	7,740,586
3.5000%, 4/1/48	11,111,146	11,310,086
4.0000%, 4/1/48	4,390,339	4,588,798
4.0000%, 4/1/48	55,451	57,637
4.5000%, 4/1/48	5,642,120	5,975,556
4.0000%, 5/1/48	22,800,214	23,534,468
4.0000%, 5/1/48	19,183,636	19,786,877
4.5000%, 5/1/48	4,531,610	4,783,610
4.5000%, 5/1/48	3,946,385	4,170,389
4.0000%, 6/1/48	9,201,988	9,488,893
4.5000%, 6/1/48	4,395,659	4,628,728
4.0000%, 7/1/48	32,075,358	33,075,437
4.0000%, 10/1/48	20,420	21,204
3.5000%, 1/1/49	10,503,540	10,710,647
4.0000%, 1/1/49	21,358,018	21,992,844
4.0000%, 2/1/49	2,957,890	3,044,897
4.5000%, 2/1/49	56,311,151	58,794,529
4.5000%, 2/1/49	20,849,641	21,775,545
4.5000%, 2/1/49	1,921,673	2,006,421
3.5000%, 8/1/56	34,152,153	34,563,380
3.0000%, 2/1/57	17,756,362	17,545,648
3.5000%, 2/1/57	26,988,133	27,313,339
		752,018,820
Freddie Mac Gold Pool:
4.5000%, 8/1/38	65,723	69,138
4.5000%, 10/1/38	10,633	11,186
4.5000%, 11/1/38	10,283,799	10,792,896
6.0000%, 4/1/40	2,735,025	3,096,981
3.5000%, 2/1/43	6,645,487	6,770,631
3.5000%, 2/1/44	9,312,223	9,487,159
4.5000%, 5/1/44	7,134,506	7,535,639
3.5000%, 12/1/44	118,697	121,293
3.0000%, 1/1/46	187,945	188,129
4.0000%, 2/1/46	6,535,275	6,769,741
4.0000%, 5/1/46	4,324,027	4,488,322
3.5000%, 7/1/46	28,237,705	28,881,476
3.0000%, 10/1/46	26,691,829	26,618,791
3.0000%, 12/1/46	48,141,605	48,009,861
3.5000%, 2/1/47	20,051,793	20,438,254
4.0000%, 3/1/47	23,364	24,281
3.5000%, 4/1/47	101,882	104,224
3.0000%, 9/1/47	29,940,352	29,858,435
3.5000%, 9/1/47	23,283,843	23,742,824
3.5000%, 9/1/47	6,732,785	6,844,673
3.5000%, 9/1/47	82,150	83,506
3.5000%, 9/1/47	46,817	47,587
3.5000%, 12/1/47	27,215,604	27,841,354
3.5000%, 3/1/48	6,680,935	6,812,609
3.5000%, 4/1/48	2,131,792	2,173,809
4.0000%, 4/1/48	28,230,076	29,132,721
4.0000%, 5/1/48	25,853,980	26,685,734
4.0000%, 5/1/48	13,505,824	13,939,076
4.0000%, 6/1/48	6,544,013	6,753,877
4.5000%, 7/1/48	11,302,553	11,843,669
3.5000%, 8/1/48	25,942,498	26,453,819

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
4.0000%, 8/1/48	$27,533,829	$28,801,639
4.0000%, 8/1/48	45,862	47,328
4.5000%, 8/1/48	98,673	103,381
5.0000%, 9/1/48	1,515,833	1,605,731
3.5000%, 11/1/48	33,290,423	33,945,981
4.0000%, 1/1/49	107,208	112,184
		450,237,939
Ginnie Mae I Pool:
4.5000%, 5/15/41	4,184,423	4,399,913
4.0000%, 7/15/47	16,815,841	17,451,745
4.0000%, 8/15/47	3,513,573	3,646,166
4.0000%, 11/15/47	5,346,918	5,554,848
4.0000%, 12/15/47	6,964,819	7,235,605
		38,288,277
Ginnie Mae II Pool:
4.0000%, 8/20/47	662,216	692,378
4.0000%, 8/20/47	503,543	523,353
4.5000%, 5/20/48	3,151,888	3,324,339
4.5000%, 12/20/48	16,871,529	17,600,253
4.5000%, 1/20/49	25,708,567	26,728,742
		48,869,065
Total Mortgage-Backed Securities (cost $1,288,454,598)		1,289,414,101
United States Treasury Notes/Bonds – 32.9%
2.5000%, 2/28/21	230,131,000	231,056,918
2.2500%, 3/31/21	109,055,000	109,020,920
2.5000%, 1/15/22	2,203,000	2,218,662
2.5000%, 2/15/22	23,914,000	24,096,157
2.3750%, 3/15/22	49,338,000	49,569,272
2.7500%, 5/31/23	294,000	300,064
2.8750%, 9/30/23	36,848,000	37,851,244
2.8750%, 10/31/23	67,386,000	69,254,909
2.8750%, 11/30/23	53,264,000	54,789,098
2.6250%, 12/31/23	69,926,000	71,149,705
2.5000%, 1/31/24	45,013,000	45,558,080
2.3750%, 2/29/24	206,827,000	208,310,306
2.1250%, 3/31/24	6,060,000	6,029,227
2.6250%, 3/31/25	39,000	39,736
2.8750%, 11/30/25	74,000	76,578
2.5000%, 2/28/26	18,082,000	18,296,724
2.7500%, 2/15/28	146,000	150,300
2.8750%, 8/15/28	111,005,000	115,453,872
3.1250%, 11/15/28	183,637,000	194,992,367
2.6250%, 2/15/29	133,872,700	136,476,942
3.6250%, 2/15/44	10,202,400	11,761,056
2.2500%, 8/15/46	36,000	32,178
3.0000%, 5/15/47	16,335,000	16,967,343
2.7500%, 8/15/47	31,904,000	31,525,140
2.7500%, 11/15/47	50,899,000	50,286,621
3.0000%, 2/15/48	46,754,000	48,490,838
3.1250%, 5/15/48	21,129,000	22,456,991
3.0000%, 8/15/48	22,151,000	22,983,393
3.3750%, 11/15/48	17,478,000	19,496,845
3.0000%, 2/15/49	50,666,000	52,599,620
Total United States Treasury Notes/Bonds (cost $1,609,396,797)		1,651,291,106
Investment Companies – 1.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	3,814,800	3,814,800
Money Markets – 1.6%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	80,219,000	80,219,000
Total Investment Companies (cost $84,033,800)		84,033,800
Total Investments (total cost $4,952,500,296) – 100.2%		5,028,742,079
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(11,491,401)
Net Assets – 100%		$5,017,250,678

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,831,887,122	96.1%
Cayman Islands	115,163,916	2.3

United Kingdom	42,616,253	0.8
Canada	22,612,592	0.5
Belgium	16,462,196	0.3

Total	$5,028,742,079	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 1.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$80,713∆	$-	$-	$3,814,800
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	2,444,282	-	-	80,219,000
Total Affiliated Investments - 1.7%	$2,524,995	$-	$-	$84,033,800

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 1.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	5,926,508	1,853,810,623	(1,855,922,331)	3,814,800
Money Markets - 1.6%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	479,228,454	3,748,011,249	(4,147,020,703)	80,219,000

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $650,756,858, which represents 13.0% of net assets.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2019)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 3.2855%, 11/25/50	11/29/17 - 03/23/18	$19,839,954	$19,773,906	0.4%
Mello Warehouse Securitization Trust 2018-1, ICE LIBOR USD 1 Month + 0.8500%, 3.3355%, 11/25/51	10/23/18	22,813,754	22,811,999	0.4
Station Place Securitization Trust 2018-7, ICE LIBOR USD 1 Month + 0.8500%, 3.3311%, 9/24/19	8/20/2018 - 1/29/19	23,439,000	23,439,000	0.5
Total		$66,092,708	$66,024,905	1.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2019. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$504,678,021	$-
Bank Loans and Mezzanine Loans	-	105,000,629	-
Corporate Bonds	-	1,394,324,422	-
Mortgage-Backed Securities	-	1,289,414,101	-
United States Treasury Notes/Bonds	-	1,651,291,106	-
Investment Companies	-	84,033,800	-
Total Assets	$-	$5,028,742,079	$-

Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-

dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC ("Janus Capital") believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

March 31, 2019

Contracts		Value
Investment Companies£ – 100.0%
Alternative Funds – 9.4%
Janus Henderson Diversified Alternatives Fund - Class N Shares	1,931,811	$18,912,438
Equity Funds – 40.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,073,295	10,861,758
Janus Henderson Asia Equity Fund - Class N Shares	125,815	1,344,962
Janus Henderson Contrarian Fund - Class N Shares	151,075	2,976,180
Janus Henderson Emerging Markets Fund - Class N Shares	393,559	3,640,422
Janus Henderson Enterprise Fund - Class N Shares	34,344	4,472,608
Janus Henderson Forty Fund - Class N Shares	59,381	2,117,540
Janus Henderson Global Real Estate Fund - Class N Shares	334,647	4,092,733
Janus Henderson Global Research Fund - Class N Shares	60,390	4,677,199
Janus Henderson Global Select Fund - Class N Shares	318,825	4,600,647
Janus Henderson International Managed Volatility Fund - Class N Shares	631,859	5,490,861
Janus Henderson International Value Fund - Class N Shares	553,982	5,478,887
Janus Henderson Large Cap Value Fund - Class N Shares	471,393	6,241,243
Janus Henderson Mid Cap Value Fund - Class N Shares	152,983	2,190,717
Janus Henderson Overseas Fund - Class N Shares	321,245	9,688,759
Janus Henderson Small Cap Value Fund - Class N Shares	172,365	3,561,053
Janus Henderson Triton Fund - Class N Shares	120,746	3,638,084
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	456,076	5,012,275
		80,085,928
Fixed Income Funds – 50.5%
Janus Henderson Flexible Bond Fund - Class N Shares	1,633,180	16,593,109
Janus Henderson Global Bond Fund - Class N Shares	7,773,039	72,600,176
Janus Henderson Short-Term Bond Fund - Class N Shares	3,880,867	11,642,602
		100,835,887
Total Investments (total cost $189,002,328) – 100.0%		199,834,253
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(55,743)
Net Assets – 100%		$199,778,510

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Investment Companies - 100.0%
Alternative Funds - 9.4%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$137,587	$(138,916)	$(614,898)	$18,912,438
Equity Funds - 40.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	240,883	(374)	(343,873)	10,861,758
Janus Henderson Asia Equity Fund - Class N Shares	28,279	10,847	(132,690)	1,344,962
Janus Henderson Contrarian Fund- Class N Shares	110,114	(152)	(44,085)	2,976,180
Janus Henderson Emerging Markets Fund - Class N Shares	55,235	(13,543)	(214,988)	3,640,422
Janus Henderson Enterprise Fund - Class N Shares	14,349	110,506	27,460	4,472,608
Janus Henderson Forty Fund - Class N Shares	-	(3,048)	(12,122)	2,117,540
Janus Henderson Global Real Estate Fund- Class N Shares	121,642	35,873	116,325	4,092,733
Janus Henderson Global Research Fund - Class N Shares	44,431	145,092	(312,585)	4,677,199
Janus Henderson Global Select Fund - Class N Shares	89,240	52,425	(692,153)	4,600,647
Janus Henderson International Managed Volatility Fund - Class N Shares	102,432	89,687	(414,193)	5,490,861
Janus Henderson International Value Fund - Class N Shares	248,664	3,013	(634,012)	5,478,887
Janus Henderson Large Cap Value Fund - Class N Shares	203,622	(70,904)	(721,560)	6,241,243
Janus Henderson Mid Cap Value Fund - Class N Shares	35,206	(34,917)	(256,122)	2,190,717

Investment Companies - 100.0%
Equity Funds - 40.1%
Janus Henderson Overseas Fund - Class N Shares	123,236	76,868	(796,741)	9,688,759
Janus Henderson Small Cap Value Fund - Class N Shares	14,227	(29,486)	(353,277)	3,561,053
Janus Henderson Triton Fund - Class N Shares	53,836	169,490	(349,851)	3,638,084
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	92,933	260,293	(494,342)	5,012,275
Total Equity Funds	$1,578,329	$801,670	$(5,628,809)	$80,085,928
Fixed Income Funds - 50.5%
Janus Henderson Flexible Bond Fund - Class N Shares	422,469	(87,432)	314,389	16,593,109
Janus Henderson Global Bond Fund - Class N Shares	(793,019)(2)	(269,195)	3,419,684	72,600,176
Janus Henderson Short-Term Bond Fund - Class N Shares	231,198	(45,826)	165,394	11,642,602
Total Fixed Income Funds	$(139,352)	$(402,453)	$3,899,467	$100,835,887
Total Affiliated Investments - 100.0%	$1,576,564	$260,301	$(2,344,240)	$199,834,253

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

(2) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 100.0%
Alternative Funds - 9.4%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,207,822	33,461	(309,472)	1,931,811
Equity Funds - 40.1%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,171,236	69,137	(167,078)	1,073,295
Janus Henderson Asia Equity Fund - Class N Shares	132,459	12,528	(19,172)	125,815
Janus Henderson Contrarian Fund - Class N Shares	159,653	14,482	(23,060)	151,075
Janus Henderson Emerging Markets Fund - Class N Shares	436,697	18,757	(61,895)	393,559
Janus Henderson Enterprise Fund - Class N Shares	37,127	2,534	(5,317)	34,344
Janus Henderson Forty Fund - Class N Shares	63,181	5,305	(9,105)	59,381
Janus Henderson Global Real Estate Fund - Class N Shares	367,139	19,769	(52,261)	334,647
Janus Henderson Global Research Fund - Class N Shares	64,922	4,784	(9,316)	60,390
Janus Henderson Global Select Fund - Class N Shares	313,136	52,289	(46,600)	318,825
Janus Henderson International Managed Volatility Fund - Class N Shares	694,990	35,715	(98,846)	631,859
Janus Henderson International Value Fund - Class N Shares	580,143	57,938	(84,099)	553,982
Janus Henderson Large Cap Value Fund - Class N Shares	451,091	88,120	(67,818)	471,393
Janus Henderson Mid Cap Value Fund - Class N Shares	151,758	23,715	(22,490)	152,983
Janus Henderson Overseas Fund - Class N Shares	364,827	7,670	(51,252)	321,245
Janus Henderson Small Cap Value Fund - Class N Shares	182,687	16,027	(26,349)	172,365
Janus Henderson Triton Fund - Class N Shares	129,474	9,869	(18,597)	120,746
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	482,800	42,945	(69,669)	456,076

Investment Companies - 100.0%
Fixed Income Funds - 50.5%
Janus Henderson Flexible Bond Fund - Class N Shares	1,832,867	59,386	(259,073)	1,633,180
Janus Henderson Global Bond Fund - Class N Shares	8,826,050	188,690	(1,241,701)	7,773,039
Janus Henderson Short-Term Bond Fund - Class N Shares	4,382,622	115,896	(617,651)	3,880,867

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$18,912,438	$-	$-
Equity Funds	80,085,928	-	-
Fixed Income Funds	100,835,887	-	-
Total Assets	$199,834,253	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 8.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,103,722	$20,595,439
Equity Funds – 81.0%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,314,510	13,302,837
Janus Henderson Asia Equity - Class N Shares	351,819	3,760,945
Janus Henderson Contrarian - Class N Shares	412,740	8,130,985
Janus Henderson Emerging Markets Fund - Class N Shares	1,084,969	10,035,964
Janus Henderson Enterprise Fund - Class N Shares	90,714	11,813,633
Janus Henderson Forty Fund - Class N Shares	153,567	5,476,195
Janus Henderson Global Real Estate - Class N Shares	910,598	11,136,612
Janus Henderson Global Research - Class N Shares	164,717	12,757,328
Janus Henderson Global Select - Class N Shares	865,270	12,485,843
Janus Henderson International Managed Volatility Fund - Class N Shares	1,714,080	14,895,357
Janus Henderson International Value Fund - Class N Shares	1,520,088	15,033,667
Janus Henderson Large Cap Value Fund - Class N Shares	1,269,424	16,807,173
Janus Henderson Mid Cap Value Fund - Class N Shares	425,463	6,092,627
Janus Henderson Overseas Fund - Class N Shares	869,783	26,232,652
Janus Henderson Small Cap Value Fund - Class N Shares	457,205	9,445,845
Janus Henderson Triton Fund - Class N Shares	322,805	9,726,128
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,238,475	13,610,840
		200,744,631
Fixed Income Funds – 10.7%
Janus Henderson Global Bond Fund - Class N Shares	2,845,525	26,577,200
Total Investments (total cost $215,182,000) – 100.0%		247,917,270
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(98,892)
Net Assets – 100%		$247,818,378

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Investment Companies - 100.0%
Alternative Funds - 8.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$145,961	$(90,131)	$(705,850)	$20,595,439
Equity Funds - 81.0%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	287,427	(81,419)	(324,737)	13,302,837
Janus Henderson Asia Equity - Class N Shares	77,146	(15,826)	(308,040)	3,760,945
Janus Henderson Contrarian - Class N Shares	293,504	(7,622)	(113,184)	8,130,985
Janus Henderson Emerging Markets Fund - Class N Shares	148,569	(96,551)	(511,363)	10,035,964
Janus Henderson Enterprise Fund - Class N Shares	36,977	91,060	265,955	11,813,633
Janus Henderson Forty Fund - Class N Shares	-	(39,591)	2,229	5,476,195
Janus Henderson Global Real Estate - Class N Shares	323,436	8,042	411,814	11,136,612
Janus Henderson Global Research - Class N Shares	118,235	66,027	(508,783)	12,757,328
Janus Henderson Global Select - Class N Shares	236,281	16,968	(1,709,091)	12,485,843
Janus Henderson International Managed Volatility Fund - Class N Shares	270,713	(14,721)	(834,109)	14,895,357
Janus Henderson International Value Fund - Class N Shares	664,816	(78,018)	(1,604,029)	15,033,667
Janus Henderson Large Cap Value Fund - Class N Shares	534,346	(121,716)	(1,965,443)	16,807,173
Janus Henderson Mid Cap Value Fund - Class N Shares	95,405	(61,518)	(726,254)	6,092,627
Janus Henderson Overseas Fund - Class N Shares	325,549	(244,206)	(1,623,951)	26,232,652
Janus Henderson Small Cap Value Fund - Class N Shares	36,770	(61,816)	(924,268)	9,445,845
Janus Henderson Triton Fund - Class N Shares	140,423	57,501	(527,353)	9,726,128
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	245,878	86,770	(704,969)	13,610,840
Total Equity Funds	$3,835,475	$(496,636)	$(11,705,576)	$200,744,631
Fixed Income Funds - 10.7%
Janus Henderson Global Bond Fund - Class N Shares	(261,495)(2)	(31,826)	2,376,156	26,577,200
Total Affiliated Investments - 100.0%	$3,719,941	$(618,593)	$(10,035,270)	$247,917,270

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

(2) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 100.0%
Alternative Funds - 8.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,265,734	59,012	(221,024)	2,103,722
Equity Funds - 81.0%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,351,894	96,579	(133,963)	1,314,510
Janus Henderson Asia Equity - Class N Shares	349,022	37,876	(35,079)	351,819
Janus Henderson Contrarian - Class N Shares	411,025	42,955	(41,240)	412,740
Janus Henderson Emerging Markets Fund - Class N Shares	1,134,498	62,319	(111,849)	1,084,969
Janus Henderson Enterprise Fund - Class N Shares	92,405	7,502	(9,193)	90,714
Janus Henderson Forty Fund - Class N Shares	153,968	15,012	(15,413)	153,567
Janus Henderson Global Real Estate - Class N Shares	941,483	62,286	(93,171)	910,598
Janus Henderson Global Research - Class N Shares	166,866	14,488	(16,637)	164,717
Janus Henderson Global Select - Class N Shares	800,742	147,098	(82,570)	865,270
Janus Henderson International Managed Volatility Fund - Class N Shares	1,776,800	112,880	(175,600)	1,714,080
Janus Henderson International Value Fund - Class N Shares	1,500,367	170,564	(150,843)	1,520,088
Janus Henderson Large Cap Value Fund - Class N Shares	1,145,120	243,270	(118,966)	1,269,424
Janus Henderson Mid Cap Value Fund - Class N Shares	397,814	68,428	(40,779)	425,463
Janus Henderson Overseas Fund - Class N Shares	930,879	29,937	(91,033)	869,783
Janus Henderson Small Cap Value Fund - Class N Shares	456,733	46,187	(45,715)	457,205
Janus Henderson Triton Fund - Class N Shares	326,178	29,179	(32,552)	322,805
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,235,719	126,502	(123,746)	1,238,475
Fixed Income Funds - 10.7%
Janus Henderson Global Bond Fund - Class N Shares	3,044,878	98,818	(298,171)	2,845,525

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies

Alternative Funds	$20,595,439	$-	$-
Equity Funds	200,744,631	-	-
Fixed Income Funds	26,577,200	-	-
Total Assets	$247,917,270	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

March 31, 2019

Contracts		Value
Investment Companies£ – 100.0%
Alternative Funds – 10.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,572,477	$25,184,571
Equity Funds – 58.9%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,262,272	12,774,205
Janus Henderson Asia Equity Fund - Class N Shares	232,405	2,484,418
Janus Henderson Contrarian Fund - Class N Shares	273,307	5,384,162
Janus Henderson Emerging Markets Fund - Class N Shares	717,424	6,636,185
Janus Henderson Enterprise Fund - Class N Shares	61,614	8,024,036
Janus Henderson Forty Fund - Class N Shares	100,894	3,597,897
Janus Henderson Global Real Estate Fund - Class N Shares	612,088	7,485,832
Janus Henderson Global Research Fund - Class N Shares	109,718	8,497,644
Janus Henderson Global Select Fund - Class N Shares	586,653	8,465,421
Janus Henderson International Managed Volatility Fund - Class N Shares	1,167,940	10,149,408
Janus Henderson International Value Fund - Class N Shares	1,033,317	10,219,524
Janus Henderson Large Cap Value Fund - Class N Shares	868,405	11,497,692
Janus Henderson Mid Cap Value Fund - Class N Shares	277,922	3,979,850
Janus Henderson Overseas Fund - Class N Shares	588,346	17,744,544
Janus Henderson Small Cap Value Fund - Class N Shares	304,060	6,281,875
Janus Henderson Triton Fund - Class N Shares	221,549	6,675,276
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	839,364	9,224,624
		139,122,593
Fixed Income Funds – 30.4%
Janus Henderson Global Bond Fund - Class N Shares	6,953,525	64,945,911
Janus Henderson Short-Term Bond Fund - Class N Shares	2,282,055	6,846,166
		71,792,077
Total Investments (total cost $214,711,859) – 100.0%		236,099,241
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(36,714)
Net Assets – 100%		$236,062,527

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Investment Companies - 100.0%
Alternative Funds - 10.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$179,676	$(123,756)	$(849,961)	$25,184,571
Equity Funds - 58.9%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	277,812	(24,392)	(358,534)	12,774,205
Janus Henderson Asia Equity Fund - Class N Shares	51,280	2,598	(214,201)	2,484,418
Janus Henderson Contrarian Fund - Class N Shares	195,581	1,568	(71,052)	5,384,162
Janus Henderson Emerging Markets Fund - Class N Shares	98,858	(45,425)	(351,393)	6,636,185
Janus Henderson Enterprise Fund - Class N Shares	25,273	143,046	116,234	8,024,036
Janus Henderson Forty Fund - Class N Shares	-	(34,700)	15,469	3,597,897
Janus Henderson Global Real Estate Fund - Class N Shares	218,321	44,588	249,802	7,485,832
Janus Henderson Global Research Fund - Class N Shares	79,253	98,614	(382,567)	8,497,644
Janus Henderson Global Select Fund - Class N Shares	161,205	66,330	(1,209,518)	8,465,421
Janus Henderson International Managed Volatility Fund - Class N Shares	185,670	16,695	(589,627)	10,149,408
Janus Henderson International Value Fund - Class N Shares	454,832	(1,931)	(1,137,956)	10,219,524
Janus Henderson Large Cap Value Fund - Class N Shares	367,810	(87,603)	(1,334,475)	11,497,692
Janus Henderson Mid Cap Value Fund - Class N Shares	62,713	(42,575)	(469,125)	3,979,850
Janus Henderson Overseas Fund - Class N Shares	221,606	41,802	(1,282,926)	17,744,544

Investment Companies - 100.0%
Equity Funds - 58.9%
Janus Henderson Small Cap Value Fund - Class N Shares	24,613	(36,535)	(614,628)	6,281,875
Janus Henderson Triton Fund - Class N Shares	96,985	75,611	(387,159)	6,675,276
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	167,719	272,998	(684,109)	9,224,624
Total Equity Funds	$2,689,531	$490,689	$(8,705,765)	$139,122,593
Fixed Income Funds - 30.4%
Janus Henderson Global Bond Fund - Class N Shares	(662,956)(2)	(78,670)	2,639,835	64,945,911
Janus Henderson Short-Term Bond Fund - Class N Shares	133,242	(15,493)	85,233	6,846,166
Total Fixed Income Funds	$(529,714)	$(94,163)	$2,725,068	$71,792,077
Total Affiliated Investments - 100.0%	$2,339,493	$272,770	$(6,830,658)	$236,099,241

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

(2) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 100.0%
Alternative Funds - 10.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,803,372	38,302	(269,197)	2,572,477
Equity Funds - 58.9%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,313,377	77,409	(128,514)	1,262,272
Janus Henderson Asia Equity Fund - Class N Shares	233,272	22,327	(23,194)	232,405
Janus Henderson Contrarian Fund - Class N Shares	275,397	25,253	(27,343)	273,307
Janus Henderson Emerging Markets Fund - Class N Shares	759,051	32,159	(73,786)	717,424
Janus Henderson Enterprise Fund - Class N Shares	63,506	4,351	(6,243)	61,614
Janus Henderson Forty Fund - Class N Shares	102,359	8,673	(10,138)	100,894
Janus Henderson Global Real Estate Fund - Class N Shares	640,287	34,309	(62,508)	612,088
Janus Henderson Global Research Fund - Class N Shares	112,463	8,335	(11,080)	109,718
Janus Henderson Global Select Fund - Class N Shares	549,318	93,656	(56,321)	586,653
Janus Henderson International Managed Volatility Fund - Class N Shares	1,224,860	62,532	(119,452)	1,167,940
Janus Henderson International Value Fund - Class N Shares	1,031,716	104,288	(102,687)	1,033,317
Janus Henderson Large Cap Value Fund - Class N Shares	792,268	158,139	(82,002)	868,405
Janus Henderson Mid Cap Value Fund - Class N Shares	262,832	41,864	(26,774)	277,922
Janus Henderson Overseas Fund - Class N Shares	637,123	12,570	(61,347)	588,346
Janus Henderson Small Cap Value Fund - Class N Shares	307,284	27,213	(30,437)	304,060
Janus Henderson Triton Fund - Class N Shares	226,518	17,380	(22,349)	221,549
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	847,229	76,082	(83,947)	839,364
Fixed Income Funds - 30.4%
Janus Henderson Global Bond Fund - Class N Shares	7,528,969	150,532	(725,976)	6,953,525
Janus Henderson Short-Term Bond Fund - Class N Shares	2,457,405	62,029	(237,379)	2,282,055

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$25,184,571	$-	$-
Equity Funds	139,122,593	-	-
Fixed Income Funds	71,792,077	-	-
Total Assets	$236,099,241	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

March 31, 2019

Principal or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.1%
Colony Starwood Homes 2016-2 Trust,
ICE LIBOR USD 1 Month + 1.2500%, 3.7338%, 12/17/33 (144A)‡	663,267		$663,265
Credit Acceptance Auto Loan Trust 2017-1, 3.4800%, 2/17/26 (144A)	550,000		548,922
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.6000%, 4.0855%, 11/25/50 (144A)‡,§	648,000		646,592
Mortgage Funding 2008-1 PLC,
ICE LIBOR GBP 3 Month + 1.1000%, 1.9426%, 3/13/46‡	1,331,672	GBP	1,741,456
RESIMAC Bastille Trust Series 2018-1NC,
ICE LIBOR USD 1 Month + 0.8500%, 3.3319%, 12/16/59 (144A)‡	1,473,857		1,471,020
RMAC Securities No 1 2006-NS2X PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.9950%, 6/12/44‡	235,892	GBP	291,295
RMAC Securities No 1 2006-NS3X PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.9950%, 6/12/44‡	826,150	GBP	1,007,258
RMAC Securities No 1 2006-NS4X PLC,
ICE LIBOR GBP 3 Month + 0.1700%, 1.0150%, 6/12/44‡	818,086	GBP	999,620
Station Place Securitization Trust 2018-7,
ICE LIBOR USD 1 Month + 0.8500%, 3.3311%, 9/24/19 (144A)‡,§	1,131,000		1,131,000
Stratton Mortgage Funding PLC,
ICE LIBOR GBP 3 Month + 0.8000%, 1.6450%, 3/12/44‡	1,592,985	GBP	2,061,200
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $10,876,224)			10,561,628
Bank Loans and Mezzanine Loans – 0.7%
Commercial Mortgage-Backed Securities – 0.7%
Mural Lofts Loan,
ICE LIBOR USD 1 Month + 8.9500%, 8.9500%, 8/1/22 (144A)‡,§ (cost $1,530,000)	1,530,000		1,530,000
Corporate Bonds – 5.3%
Banking – 2.9%
Australia & New Zealand Banking Group Ltd, 3.2500%, 6/3/20	1,581,000	AUD	1,137,839
Bank of America Corp, 2.6500%, 4/1/19	1,101,000		1,101,000
Commonwealth Bank of Australia, 3.2500%, 1/17/22	1,610,000	AUD	1,176,672
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,535,636
			5,951,147
Basic Industry – 0.3%
CF Industries Inc, 7.1250%, 5/1/20	618,000		645,038
Consumer Cyclical – 1.0%
Ford Motor Credit Co LLC, 3.5880%, 6/2/20	2,882,000	AUD	2,053,881
Energy – 0.5%
Continental Resources Inc/OK, 5.0000%, 9/15/22	980,000		987,324
Industrial – 0.6%
CPI Property Group SA, 1.4500%, 4/14/22	550,000	EUR	623,150
Globalworth Real Estate Investments Ltd, 2.8750%, 6/20/22	496,000	EUR	584,702
			1,207,852
Total Corporate Bonds (cost $11,386,326)			10,845,242
Foreign Government Bonds – 56.2%
Australia Government Bond, 3.2500%, 4/21/29	8,226,000	AUD	6,624,329
Australia Government Bond, 3.0000%, 3/21/47	5,432,000	AUD	4,317,704
Bundesobligation, 0%, 10/13/23◊	4,545,000	EUR	5,215,448
Bundesrepublik Deutschland Bundesanleihe, 1.2500%, 8/15/48	3,478,541	EUR	4,613,205
Canadian Government Bond, 0.7500%, 3/1/21	6,493,000	CAD	4,786,073
Canadian Government Bond, 1.0000%, 9/1/22	3,375,000	CAD	2,479,925
Canadian Government Bond, 2.2500%, 6/1/25	4,644,000	CAD	3,615,696
Canadian Government Bond, 1.0000%, 6/1/27	2,677,000	CAD	1,909,401
Canadian Government Bond, 2.0000%, 6/1/28	1,569,000	CAD	1,210,861
Japan Government Five Year Bond, 0.1000%, 3/20/23	71,050,000	JPY	648,869
Japan Government Forty Year Bond, 0.8000%, 3/20/58	316,350,000	JPY	3,074,941
Japan Government Ten Year Bond, 0.1000%, 6/20/27	791,650,000	JPY	7,310,885
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	84,850,000	JPY	770,358
Japan Government Thirty Year Bond, 0.7000%, 6/20/48	247,700,000	JPY	2,354,681
Mexican Bonos, 8.0000%, 12/7/23	195,458,000	MXN	10,134,223
Mexican Bonos, 10.0000%, 12/5/24	86,600,000	MXN	4,897,414
Netherlands Government Bond, 0.7500%, 7/15/27 (144A)	4,007,000	EUR	4,794,261
Netherlands Government Bond, 4.0000%, 1/15/37 (144A)	885,000	EUR	1,603,041
New Zealand Government Bond, 3.0000%, 4/20/29	10,490,000	NZD	7,915,763
Portugal Obrigacoes do Tesouro OT, 4.9500%, 10/25/23 (144A)	3,088,000	EUR	4,238,129
Portugal Obrigacoes do Tesouro OT, 5.6500%, 2/15/24 (144A)	1,490,000	EUR	2,115,109
Province of British Columbia Canada, 2.8500%, 6/18/25	5,500,000	CAD	4,297,878
Province of Quebec Canada, 3.0000%, 9/1/23	5,500,000	CAD	4,294,627
Republic of Poland Government Bond, 1.5000%, 4/25/20	9,528,000	PLN	2,481,466
Spain Government Bond, 3.8000%, 4/30/24 (144A)	4,987,000	EUR	6,602,721

Principal or Principal Amounts			Value
Foreign Government Bonds – (continued)
Spain Government Bond, 2.3500%, 7/30/33 (144A)	2,243,000	EUR	$2,772,965
Sweden Government Bond, 3.5000%, 3/30/39	51,510,000	SEK	8,303,864
United Kingdom Gilt, 1.5000%, 7/22/47	2,099,963	GBP	2,697,386
Total Foreign Government Bonds (cost $113,308,160)			116,081,223
Inflation-Indexed Bonds – 8.2%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/27	440,537,600	JPY	4,143,781
United States Treasury Inflation Indexed Bonds, 0.8750%, 1/15/29ÇÇ	6,418,684		6,628,580
United States Treasury Inflation Indexed Bonds, 1.0000%, 2/15/48ÇÇ	6,014,160		6,151,058
Total Inflation-Indexed Bonds (cost $16,417,935)			16,923,419
United States Treasury Notes/Bonds – 17.5%
2.5000%, 12/31/20	6,363,000		6,383,133
2.5000%, 1/31/21	6,250,000		6,272,949
2.8750%, 9/30/23	1,542,000		1,583,983
2.8750%, 10/31/23	2,662,000		2,735,829
2.5000%, 1/31/24	5,251,000		5,314,586
3.0000%, 10/31/25	1,841,000		1,918,523
2.8750%, 5/15/28	1,371,800		1,426,297
2.8750%, 8/15/28	2,633,000		2,738,526
3.1250%, 11/15/28	3,869,000		4,108,243
2.6250%, 2/15/29	2,486,000		2,534,360
3.0000%, 8/15/48	888,000		921,369
3.3750%, 11/15/48	259,000		288,917
Total United States Treasury Notes/Bonds (cost $35,363,255)			36,226,715
Investment Companies – 6.4%
Money Markets – 6.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£ (cost $13,173,462)	13,173,462		13,173,462
Total Investments (total cost $202,055,362) – 99.4%			205,341,689
Cash, Receivables and Other Assets, net of Liabilities – 0.6%			1,250,328
Net Assets – 100%			$206,592,017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$74,313,768	36.2%
Canada	22,594,461	11.0
Japan	18,303,515	8.9
Mexico	15,031,637	7.3
Australia	14,727,564	7.2
Germany	9,828,653	4.8
Spain	9,375,686	4.6
United Kingdom	8,506,920	4.1
Sweden	8,303,864	4.0
New Zealand	7,915,763	3.9
Netherlands	6,397,302	3.1
Portugal	6,353,238	3.1
Poland	2,481,466	1.2
Czech Republic	623,150	0.3
Romania	584,702	0.3

Total	$205,341,689	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 6.4%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$583∆	$-	$-	$-
Money Markets - 6.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	135,264	-	-	13,173,462

Total Affiliated Investments - 6.4%	$135,847	$-	$-	$13,173,462

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 6.4%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	-	11,574,548	(11,574,548)	-
Money Markets - 6.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	5,310,823	176,986,064	(169,123,425)	13,173,462

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	4/17/19	(4,421,000)	$3,173,514	$34,069
British Pound	4/17/19	(344,000)	451,101	2,787
Danish Krone	4/17/19	(206,000)	31,514	510
Euro	4/17/19	318,000	(359,361)	(2,192)
Mexican Peso	4/17/19	(71,632,000)	3,724,045	42,802
New Zealand Dollar	4/17/19	(3,071,000)	2,112,817	21,487

				99,463
Barclays Capital Inc:
Australian Dollar	4/17/19	(10,085,000)	7,247,827	86,259
British Pound	4/17/19	69,000	(90,536)	(613)
Canadian Dollar	4/17/19	(11,036,000)	8,329,495	66,679
Euro	4/17/19	(1,254,000)	1,431,283	22,825
Japanese Yen	4/17/19	516,596,000	(4,685,551)	(16,768)
Norwegian Krone	4/17/19	31,791,000	(3,714,839)	(25,000)
Polish Zloty	4/17/19	(1,096,000)	288,068	2,338
Swedish Krona	4/17/19	(11,550,000)	1,246,835	2,667

				138,387
BNP Paribas:
Australian Dollar	4/17/19	(9,204,000)	6,608,104	72,152
British Pound	4/17/19	1,606,000	(2,105,020)	(12,018)
Canadian Dollar	4/17/19	(7,205,000)	5,483,570	89,081
Euro	4/17/19	(1,240,000)	1,414,648	21,914
Indonesian Rupiah	4/17/19	29,250,266,000	(2,070,071)	(19,738)
Japanese Yen	4/17/19	395,979,000	(3,590,555)	(11,859)
New Zealand Dollar	4/17/19	(379,000)	260,774	2,677
Norwegian Krone	4/17/19	23,970,000	(2,800,929)	(18,838)
Polish Zloty	4/17/19	127,000	(33,359)	(250)
Swedish Krona	4/17/19	(24,590,000)	2,643,905	(4,934)

				118,187
Citibank NA:
Argentine Peso	4/11/19	85,533,000	(2,088,917)	(142,152)

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Australian Dollar	4/17/19	(666,000)	$468,356	$(4,585)
Brazilian Real	4/17/19	7,750,000	(2,078,918)	(101,216)
British Pound	4/17/19	(7,373,000)	9,706,527	97,745
Canadian Dollar	4/17/19	(12,062,000)	9,177,802	146,805
Canadian Dollar	4/17/19	(134,000)	99,988	(340)
Euro	4/17/19	(4,958,000)	5,611,015	42,329
Japanese Yen	4/17/19	422,956,000	(3,794,167)	28,336
Japanese Yen	4/17/19	357,131,000	(3,237,125)	(9,522)
Mexican Peso	4/17/19	(39,218,000)	2,022,068	6,614
New Zealand Dollar	4/17/19	(1,231,000)	847,248	8,945
New Zealand Dollar	4/17/19	(5,179,000)	3,504,212	(22,652)
Swedish Krona	4/17/19	(23,933,000)	2,580,329	2,262

				52,569
Credit Suisse International:
Thailand Baht	4/17/19	63,927,000	(2,060,002)	(44,484)
HSBC Securities (USA) Inc:
British Pound	4/17/19	(647,000)	847,518	4,322
Euro	4/17/19	594,000	(676,772)	(9,608)
Japanese Yen	4/17/19	251,202,000	(2,276,981)	(6,720)
Mexican Peso	4/17/19	(18,704,000)	966,514	5,296
New Zealand Dollar	4/17/19	(1,984,000)	1,362,244	11,154
Norwegian Krone	4/17/19	(3,147,000)	367,247	1,989

				6,433
JPMorgan Chase & Co:
British Pound	4/17/19	6,915,000	(9,089,138)	(77,239)
Chilean Peso	4/17/19	1,373,275,000	(2,103,540)	(84,034)
Euro	4/17/19	18,116,000	(20,632,393)	(285,009)
Japanese Yen	4/17/19	27,277,000	(244,756)	1,762
Japanese Yen	4/17/19	806,941,000	(7,300,771)	(7,969)
Mexican Peso	4/17/19	(170,063,000)	8,777,235	37,520
Norwegian Krone	4/17/19	(206,000)	24,139	230
Polish Zloty	4/17/19	(8,573,000)	2,247,765	12,766

				(401,973)
Total				$(31,418)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2-Year US Treasury Note	8	6/28/19	$1,704,750	$6,063	$(1,750)
Ultra Long Term US Treasury Bond	3	6/19/19	448,969	12,492	(1,125)
Total - Futures Purchased				18,555	(2,875)
Futures Sold:
5-Year US Treasury Note	14	6/28/19	(1,621,594)	(15,231)	3,172
Ultra 10-Year US Treasury Note	7	6/19/19	(929,469)	(19,961)	1,969
Total - Futures Sold				(35,192)	5,141
Total				$(16,637)	$2,266

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 53,537,561
Forward foreign currency exchange contracts, sold	61,156,725
Futures contracts, purchased	3,477,688
Futures contracts, sold	2,709,991
Interest rate swaps, long	(637)
Purchased options contracts, call	5,506
Purchased swaption contracts, call	18,757
Purchased swaption contracts, put	24,693

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $28,117,025, which represents 13.6% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of March 31, 2019.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2019)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.6000%, 4.0855%, 11/25/50	11/29/17	$648,000	$646,592	0.3%
Mural Lofts Loan, 8.9500%, 5/3/21	7/13/17	1,530,000	1,530,000	0.7
Station Place Securitization Trust 2018-7, ICE LIBOR USD 1 Month + 0.8500%, 3.3311%, 9/24/19	8/20/18	1,131,000	1,131,000	0.6
Total		$3,309,000	$3,307,592	1.6%

The Fund has registration rights for certain restricted securities held as of March 31, 2019. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$10,561,628	$-
Bank Loans and Mezzanine Loans	-	1,530,000	-
Corporate Bonds	-	10,845,242	-
Foreign Government Bonds	-	116,081,223	-
Inflation-Indexed Bonds	-	16,923,419	-
United States Treasury Notes/Bonds	-	36,226,715	-
Investment Companies	-	13,173,462	-
Total Investments in Securities	$-	$205,341,689	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	876,322	-
Variation Margin Receivable	5,141	-	-
Total Assets	$5,141	$206,218,011	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$907,740	$-
Variation Margin Payable	2,875	-	-
Total Liabilities	$2,875	$907,740	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

There were no purchased options held at March 31, 2019.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased interest rate receiver swaptions (call) in order to gain interest rate exposure where gaining this interest rate exposure via the cash bond and bond futures markets was less attractive.

During the period, the Fund purchased interest rate payer swaptions (put) in order to reduce interest rate exposure where reducing this interest rate exposure via the cash bond and bond futures markets was less attractive.

There were no purchased swaptions held at March 31, 2019.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

There were no interest rate swaps held at March 31, 2019.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

There were no securities on loan as of March 31, 2019.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 98.6%
Aerospace & Defense – 5.0%
Lockheed Martin Corp	44,490	$13,354,118
Meggitt PLC	54,636	357,728
Singapore Technologies Engineering Ltd	24,600	67,905
		13,779,751
Air Freight & Logistics – 0.1%
Royal Mail PLC	132,752	411,949
Airlines – 1.5%
easyJet PLC	4,105	59,736
Japan Airlines Co Ltd	113,800	4,004,207
		4,063,943
Auto Components – 0.7%
Bridgestone Corp	44,700	1,720,875
Sumitomo Rubber Industries Ltd	14,100	168,981
		1,889,856
Automobiles – 1.0%
Bayerische Motoren Werke AG	783	60,377
Nissan Motor Co Ltd	145,700	1,194,159
Subaru Corp	62,100	1,413,656
		2,668,192
Banks – 3.4%
Bank Leumi Le-Israel BM	10,289	67,179
BOC Hong Kong Holdings Ltd	10,000	41,403
Canadian Imperial Bank of Commerce	4,000	316,120
DBS Group Holdings Ltd	47,200	878,925
Hang Seng Bank Ltd	310,600	7,664,397
Royal Bank of Canada	1,000	75,453
United Overseas Bank Ltd	20,300	377,413
		9,420,890
Beverages – 0.3%
Coca-Cola Co	16,800	787,248
PepsiCo Inc	1,085	132,967
		920,215
Biotechnology – 0.1%
AbbVie Inc	2,000	161,180
Gilead Sciences Inc	3,300	214,533
		375,713
Capital Markets – 2.7%
CME Group Inc	43,542	7,166,142
Singapore Exchange Ltd	40,500	218,507
		7,384,649
Chemicals – 0%
Nutrien Ltd	200	10,549
Commercial Services & Supplies – 0.1%
Brambles Ltd	13,080	109,197
Societe BIC SA	1,001	89,201
		198,398
Distributors – 0.3%
Genuine Parts Co	7,600	851,428
Diversified Consumer Services – 1.5%
H&R Block Inc	170,230	4,075,306
Diversified Financial Services – 0%
Standard Life Aberdeen PLC	12,153	41,772
Diversified Telecommunication Services – 5.2%
AT&T Inc	131,218	4,114,997
BCE Inc	33,877	1,504,461
BT Group PLC	86,349	250,694
Elisa OYJ	1,833	82,688
HKT Trust & HKT Ltd	3,837,000	6,168,763
Nippon Telegraph & Telephone Corp	1,500	63,663
Singapore Telecommunications Ltd	29,300	65,308
Spark New Zealand Ltd	767,125	1,984,583
Swisscom AG	161	78,761
Telenor ASA	3,536	70,827
Verizon Communications Inc	2,600	153,738
		14,538,483
Electric Utilities – 15.9%
Alliant Energy Corp	35,981	1,695,785
American Electric Power Co Inc	22,427	1,878,261

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
CK Infrastructure Holdings Ltd	96,500	$792,314
CLP Holdings Ltd	951,000	11,024,753
Duke Energy Corp	57,827	5,204,430
Edison International	12,800	792,576
Endesa SA	1,500	38,258
Eversource Energy	28,600	2,029,170
Fortis Inc/Canada	8,500	314,186
Iberdrola SA	4,892	42,940
OGE Energy Corp	12,817	552,669
Pinnacle West Capital Corp	27,250	2,604,555
Power Assets Holdings Ltd	1,401,500	9,721,604
PPL Corp	29,600	939,504
Red Electrica Corp SA	6,277	133,766
SSE PLC	6,078	93,949
Terna Rete Elettrica Nazionale SpA	6,502	41,189
Xcel Energy Inc	108,227	6,083,440
		43,983,349
Electrical Equipment – 0.1%
Eaton Corp PLC	2,400	193,344
Food & Staples Retailing – 1.3%
ICA Gruppen AB	1,876	75,279
Koninklijke Ahold Delhaize NV	19,275	512,909
Lawson Inc	55,400	3,069,723
		3,657,911
Food Products – 1.2%
Archer-Daniels-Midland Co	7,800	336,414
Campbell Soup Co	16,300	621,519
General Mills Inc	14,600	755,550
Marine Harvest ASA	4,528	101,095
Nestle SA (REG)	5,124	488,466
Orkla ASA	34,460	264,585
WH Group Ltd (144A)	750,500	803,114
		3,370,743
Health Care Providers & Services – 1.5%
CVS Health Corp	8,967	483,590
Sonic Healthcare Ltd	217,363	3,789,753
		4,273,343
Hotels, Restaurants & Leisure – 3.8%
Crown Resorts Ltd	7,839	64,052
Darden Restaurants Inc	76,401	9,280,430
Flight Centre Travel Group Ltd	31,189	931,031
Sodexo SA	1,277	140,593
TUI AG	3,039	29,111
		10,445,217
Household Durables – 1.4%
Garmin Ltd	26,063	2,250,540
Iida Group Holdings Co Ltd	79,800	1,443,904
Persimmon PLC	2,313	65,360
Sekisui House Ltd	11,600	191,781
Taylor Wimpey PLC	30,104	68,779
		4,020,364
Household Products – 6.7%
Kimberly-Clark Corp	102,214	12,664,315
Procter & Gamble Co	56,396	5,868,004
		18,532,319
Industrial Conglomerates – 1.0%
NWS Holdings Ltd	1,259,000	2,752,263
Siemens AG	574	61,766
		2,814,029
Information Technology Services – 0.3%
Paychex Inc	9,202	738,000
Insurance – 2.4%
Admiral Group PLC	10,341	292,214
Assicurazioni Generali SpA	6,124	113,334
AXA SA	9,183	231,022
Cincinnati Financial Corp	28,269	2,428,307
Direct Line Insurance Group PLC	20,154	92,643
Gjensidige Forsikring ASA	27,585	476,707
Great-West Lifeco Inc	19,700	477,093
Hannover Rueck SE	2,385	342,403
Mapfre SA	26,329	72,527
MS&AD Insurance Group Holdings Inc	2,000	60,825
Power Financial Corp	800	18,692

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Sampo Oyj	1,925	$87,249
SCOR SE	11,454	487,667
Sun Life Financial Inc	6,700	257,430
Swiss Life Holding AG*	822	362,076
Tryg A/S	23,547	646,141
Zurich Insurance Group AG	403	133,429
		6,579,759
Machinery – 0%
ANDRITZ AG	1,725	73,986
Marine – 0%
Kuehne + Nagel International AG	971	133,238
Media – 2.2%
Axel Springer SE	1,063	54,892
Eutelsat Communications SA	22,549	394,414
Interpublic Group of Cos Inc	1,616	33,952
Omnicom Group Inc	7,456	544,213
Shaw Communications Inc	248,300	5,167,807
		6,195,278
Metals & Mining – 0.1%
Fortescue Metals Group Ltd	9,859	49,762
Norsk Hydro ASA	23,880	96,800
Rio Tinto PLC	1,271	73,834
		220,396
Multiline Retail – 2.4%
Kohl's Corp	54,816	3,769,696
Macy's Inc	2,400	57,672
Nordstrom Inc	13,074	580,224
Target Corp	29,110	2,336,369
		6,743,961
Multi-Utilities – 14.7%
Ameren Corp	76,719	5,642,682
CMS Energy Corp	52,730	2,928,624
Consolidated Edison Inc	147,036	12,470,123
DTE Energy Co	50,226	6,265,191
E.ON SE	9,096	101,123
Innogy SE (144A)	16,619	768,338
Public Service Enterprise Group Inc	48,787	2,898,436
Sempra Energy	22,128	2,785,030
WEC Energy Group Inc	85,178	6,735,876
		40,595,423
Oil, Gas & Consumable Fuels – 2.9%
Exxon Mobil Corp	3,700	298,960
Marathon Petroleum Corp	1,800	107,730
TOTAL SA	4,129	229,332
Valero Energy Corp	85,925	7,289,018
		7,925,040
Personal Products – 0%
Unilever NV	702	40,770
Unilever PLC	1,001	57,289
		98,059
Pharmaceuticals – 2.9%
AstraZeneca PLC	1,539	122,951
Bristol-Myers Squibb Co	8,300	395,993
Merck & Co Inc	35,881	2,984,223
Novartis AG	2,024	194,735
Pfizer Inc	75,853	3,221,477
Roche Holding AG	1,063	292,952
Sanofi	7,327	647,085
Takeda Pharmaceutical Co Ltd	1,500	61,199
		7,920,615
Real Estate Management & Development – 5.4%
Daito Trust Construction Co Ltd	68,300	9,510,595
Hysan Development Co Ltd	227,000	1,216,015
Swire Properties Ltd	938,400	4,034,677
Swiss Prime Site AG (REG)*	1,190	104,297
		14,865,584
Road & Rail – 0%
ComfortDelGro Corp Ltd	56,100	106,412
Specialty Retail – 0.6%
Gap Inc	64,600	1,691,228
Technology Hardware, Storage & Peripherals – 0.9%
Canon Inc	82,700	2,397,934

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 1.7%
Hanesbrands Inc	19,200	$343,296
Tapestry Inc	34,907	1,134,128
Yue Yuen Industrial Holdings Ltd	923,000	3,174,771
		4,652,195
Tobacco – 0.8%
Altria Group Inc	35,200	2,021,536
Imperial Brands PLC	2,209	75,495
		2,097,031
Trading Companies & Distributors – 1.8%
ITOCHU Corp	278,500	5,032,905
Transportation Infrastructure – 0.7%
Auckland International Airport Ltd	9,617	53,295
SATS Ltd	499,200	1,882,731
		1,936,026
Wireless Telecommunication Services – 4.0%
KDDI Corp	2,300	49,504
NTT DOCOMO Inc#	300,100	6,639,249
Rogers Communications Inc	81,100	4,362,114
		11,050,867
Total Common Stocks (cost $255,445,438)		272,975,650
Preferred Stocks – 0%
Automobiles – 0%
Bayerische Motoren Werke AG (cost $77,198)	1,118	73,482
Investment Companies – 1.8%
Investments Purchased with Cash Collateral from Securities Lending – 1.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	2,912,632	2,912,632
Money Markets – 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	1,940,588	1,940,588
Total Investment Companies (cost $4,853,220)		4,853,220
Total Investments (total cost $260,375,856) – 100.4%		277,902,352
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(1,098,353)
Net Assets – 100%		$276,803,999

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$159,800,957	57.5%
Hong Kong	47,394,074	17.1
Japan	37,023,160	13.3
Canada	12,503,905	4.5
Australia	4,943,795	1.8
Singapore	3,597,201	1.3
France	2,219,314	0.8
United Kingdom	2,093,504	0.8
New Zealand	2,037,878	0.7
Switzerland	1,787,954	0.6
Germany	1,462,381	0.5
Norway	1,010,014	0.4
Denmark	646,141	0.2
Netherlands	553,679	0.2
Spain	287,491	0.1
Finland	169,937	0.1
Italy	154,523	0.1
Sweden	75,279	0.0
Austria	73,986	0.0
Israel	67,179	0.0

Total	$277,902,352	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 1.8%
Investments Purchased with Cash Collateral from Securities Lending - 1.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$6,773∆	$-	$-	$2,912,632
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	42,922	-	-	1,940,588
Total Affiliated Investments - 1.8%	$49,695	$-	$-	$4,853,220

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 1.8%
Investments Purchased with Cash Collateral from Securities Lending - 1.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	379,480	40,947,712	(38,414,560)	2,912,632
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	2,206,151	45,631,959	(45,897,522)	1,940,588

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $1,571,452, which represents 0.6% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:

Common Stocks	$272,975,650	$-	$-
Preferred Stocks	-	73,482	-
Investment Companies	-	4,853,220	-
Total Assets	$272,975,650	$4,926,702	$-

Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $96,284,658 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.9%
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	$8,557,675	$8,594,958
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	5,027,100	5,110,324
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	2,283,517	2,350,592
Transocean Guardian Ltd, 5.8750%, 1/15/24 (144A)	1,474,200	1,496,313
Transocean Poseidon Ltd, 6.8750%, 2/1/27 (144A)	1,764,000	1,834,560
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)	4,466,900	4,400,722
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $23,349,853)		23,787,469
Bank Loans and Mezzanine Loans – 4.0%
Basic Industry – 0.9%
Aleris International Inc,
ICE LIBOR USD 1 Month + 4.7500%, 7.2486%, 2/27/23‡	7,873,219	7,857,472
Starfruit US Holdco LLC, ICE LIBOR USD 1 Month + 3.2500%, 5.7404%, 10/1/25‡	2,954,000	2,907,859
		10,765,331
Communications – 0.7%
CSC Holdings LLC, ICE LIBOR USD 1 Month + 2.2500%, 4.7338%, 1/15/26‡	3,365,000	3,263,209
Level 3 Parent LLC, ICE LIBOR USD 1 Month + 2.2500%, 4.7355%, 2/22/24‡	3,884,000	3,834,634
McAfee LLC, ICE LIBOR USD 1 Month + 3.7500%, 6.2486%, 9/30/24‡	1,484,083	1,481,604
		8,579,447
Consumer Cyclical – 0.5%
CityCenter Holdings LLC, ICE LIBOR USD 1 Month + 2.2500%, 4.7486%, 4/18/24‡	6,713,715	6,586,758
Consumer Non-Cyclical – 0.3%
JBS USA LUX SA, ICE LIBOR USD 1 Month + 2.5000%, 4.9818%, 10/30/22‡	3,482,234	3,454,828
Electric – 0.5%
NRG Energy Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2486%, 6/30/23(a),‡	6,644,463	6,560,676
Industrial – 0.6%
Lumentum Holdings Inc, ICE LIBOR USD 1 Month + 2.5000%, 4.9986%, 12/10/25‡	7,540,103	7,521,252
Technology – 0.5%
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 6.2486%, 10/1/25‡	5,888,243	5,712,655
Total Bank Loans and Mezzanine Loans (cost $49,651,997)		49,180,947
Corporate Bonds – 87.5%
Basic Industry – 6.8%
Aleris International Inc, 10.7500%, 7/15/23 (144A)	10,898,000	11,442,900
Allegheny Technologies Inc, 5.9500%, 1/15/21	5,682,000	5,824,050
Allegheny Technologies Inc, 7.8750%, 8/15/23	16,923,000	18,340,301
CF Industries Inc, 4.9500%, 6/1/43	7,840,000	6,722,800
CF Industries Inc, 5.3750%, 3/15/44	2,129,000	1,918,761
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	10,670,000	10,416,587
First Quantum Minerals Ltd, 6.8750%, 3/1/26 (144A)	7,942,000	7,366,205
Freeport-McMoRan Inc, 3.5500%, 3/1/22	5,929,000	5,862,299
HB Fuller Co, 4.0000%, 2/15/27	2,842,000	2,515,170
Novelis Corp, 6.2500%, 8/15/24 (144A)	2,433,000	2,487,743
Novelis Corp, 5.8750%, 9/30/26 (144A)	9,783,000	9,734,085
Platform Specialty Products Corp, 5.8750%, 12/1/25 (144A)	1,754,000	1,760,314
		84,391,215
Biotechnology – 0.7%
Insmed Inc, 1.7500%, 1/15/25	8,856,000	8,943,278
Capital Goods – 10.1%
American Builders & Contractors Supply Co Inc, 5.8750%, 5/15/26 (144A)	3,922,000	3,975,928
ARD Finance SA, 7.1250%, 9/15/23	8,354,000	8,322,672
ARD Securities Finance SARL (PIK), 8.7500%, 1/31/23 (144A)	1,439,094	1,363,542
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	16,501,000	17,382,978
Ball Corp, 5.2500%, 7/1/25	6,972,000	7,303,170
BWAY Holding Co, 7.2500%, 4/15/25 (144A)	9,123,000	8,797,948
BWX Technologies Inc, 5.3750%, 7/15/26 (144A)	6,187,000	6,279,805
Colfax Corp, 6.0000%, 2/15/24 (144A)	2,301,000	2,395,916
Colfax Corp, 6.3750%, 2/15/26 (144A)	1,844,000	1,962,698
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	7,975,000	8,303,969
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
7.0000%, 7/15/24 (144A)	6,308,000	6,498,029
Summit Materials LLC / Summit Materials Finance Corp, 6.1250%, 7/15/23	5,426,000	5,539,132
Summit Materials LLC / Summit Materials Finance Corp,
5.1250%, 6/1/25 (144A)	4,693,000	4,528,745
Summit Materials LLC / Summit Materials Finance Corp,
6.5000%, 3/15/27 (144A)	7,651,000	7,708,383
TransDigm Inc, 6.2500%, 3/15/26 (144A)	9,194,000	9,538,775

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
TransDigm Inc, 7.5000%, 3/15/27 (144A)	$4,581,000	$4,689,799
US Concrete Inc, 6.3750%, 6/1/24	5,072,000	5,148,080
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	14,847,000	15,774,937
		125,514,506
Communications – 18.8%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	6,121,000	5,570,110
Altice France SA/France, 6.2500%, 5/15/24 (144A)	1,707,000	1,719,803
Altice France SA/France, 7.3750%, 5/1/26 (144A)	15,372,000	15,064,560
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	9,370,000	9,358,287
AMC Networks Inc, 4.7500%, 8/1/25	3,427,000	3,401,298
Block Communications Inc, 6.8750%, 2/15/25 (144A)	10,337,000	10,711,716
Cablevision Systems Corp, 5.8750%, 9/15/22	14,398,000	15,045,910
CCO Holdings LLC / CCO Holdings Capital Corp, 5.5000%, 5/1/26 (144A)	1,565,000	1,615,863
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	15,978,000	16,077,862
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	6,263,000	6,192,541
CenturyLink Inc, 7.5000%, 4/1/24	7,449,000	7,877,317
CenturyLink Inc, 5.6250%, 4/1/25	4,217,000	4,079,948
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	7,617,000	7,778,861
Clear Channel Worldwide Holdings Inc, 9.2500%, 2/15/24 (144A)	3,617,000	3,834,020
CSC Holdings LLC, 7.7500%, 7/15/25 (144A)	9,383,000	10,063,267
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	12,822,000	12,854,055
CSC Holdings LLC, 6.5000%, 2/1/29 (144A)	2,323,000	2,472,543
DISH DBS Corp, 5.0000%, 3/15/23	3,817,000	3,435,300
GCI LLC, 6.8750%, 4/15/25	1,460,000	1,523,875
Intelsat Connect Finance SA, 9.5000%, 2/15/23 (144A)	3,428,000	3,034,808
Intelsat Jackson Holdings SA, 8.0000%, 2/15/24 (144A)	4,721,000	4,921,643
Level 3 Financing Inc, 5.1250%, 5/1/23	6,685,000	6,743,494
Level 3 Financing Inc, 5.2500%, 3/15/26	9,284,000	9,260,790
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	12,092,000	12,454,760
Netflix Inc, 5.7500%, 3/1/24	2,416,000	2,587,174
Netflix Inc, 4.8750%, 4/15/28	4,700,000	4,653,000
Sprint Corp, 7.1250%, 6/15/24	26,465,000	26,877,370
T-Mobile USA Inc, 6.5000%, 1/15/24	7,751,000	8,041,662
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	8,933,000	9,271,561
Viacom Inc, ICE LIBOR USD 3 Month + 3.8950%, 5.8750%, 2/28/57‡	3,779,000	3,665,630
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	3,427,000	3,419,461
		233,608,489
Consumer Cyclical – 12.9%
AMC Entertainment Holdings Inc, 5.8750%, 2/15/22	2,905,000	2,952,206
Ashton Woods USA LLC / Ashton Woods Finance Co, 9.8750%, 4/1/27 (144A)	2,699,000	2,752,980
Brinker International Inc, 5.0000%, 10/1/24 (144A)	4,933,000	4,834,439
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	4,065,000	4,171,706
Century Communities Inc, 6.8750%, 5/15/22	13,735,000	13,975,362
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)§	2,231,000	2,306,296
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	8,345,000	8,470,175
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	4,948,000	4,972,740
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	24,353,000	25,570,650
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	8,784,000	9,047,520
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 10.2500%, 11/15/22 (144A)	8,795,000	9,454,625
M/I Homes Inc, 5.6250%, 8/1/25	2,715,000	2,599,613
Panther BF Aggregator 2 LP / Panther Finance Co Inc,
6.2500%, 5/15/26 (144A)	4,014,000	4,094,280
Panther BF Aggregator 2 LP / Panther Finance Co Inc,
8.5000%, 5/15/27 (144A)	3,018,000	3,025,545
Penn National Gaming Inc, 5.6250%, 1/15/27 (144A)	9,174,000	8,921,715
Scientific Games International Inc, 6.2500%, 9/1/20	3,122,000	3,122,000
Scientific Games International Inc, 10.0000%, 12/1/22	7,066,000	7,436,965
Six Flags Entertainment Corp, 4.8750%, 7/31/24 (144A)	5,042,000	4,963,219
Staples Inc, 8.5000%, 9/15/25 (144A)	3,713,000	4,047,170
Stars Group Holdings BV / Stars Group US Co-Borrower LLC,
7.0000%, 7/15/26 (144A)	7,526,000	7,845,855
TRI Pointe Group Inc, 5.2500%, 6/1/27	1,462,000	1,345,040
TRI Pointe Group Inc / TRI Pointe Homes Inc, 5.8750%, 6/15/24	5,238,000	5,257,643
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	5,722,000	5,464,510
William Lyon Homes Inc, 6.0000%, 9/1/23	6,574,000	6,360,345
Wyndham Destinations Inc, 5.4000%, 4/1/24	1,646,000	1,670,690
Wyndham Destinations Inc, 6.3500%, 10/1/25	4,695,000	4,906,275
		159,569,564
Consumer Non-Cyclical – 16.5%
Avantor Inc, 6.0000%, 10/1/24 (144A)	7,608,000	7,893,300
Avantor Inc, 9.0000%, 10/1/25 (144A)	9,524,000	10,321,635
Bausch Health Cos Inc, 6.1250%, 4/15/25 (144A)	3,838,000	3,799,620

Bausch Health Cos Inc, 9.0000%, 12/15/25 (144A)	7,310,000	7,940,853
Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	$10,218,000	$10,110,200
Chobani LLC / Chobani Finance Corp Inc, 7.5000%, 4/15/25 (144A)	7,592,000	6,804,330
DaVita Inc, 5.0000%, 5/1/25	3,267,000	3,130,603
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	19,828,000	17,547,780
Endo Dac / Endo Finance LLC / Endo Finco Inc, 6.0000%, 2/1/25 (144A)	4,437,000	3,216,825
Endo Finance LLC, 5.7500%, 1/15/22 (144A)	11,000,000	10,477,500
HCA Inc, 5.3750%, 2/1/25	12,557,000	13,310,420
HCA Inc, 5.8750%, 2/1/29	8,770,000	9,449,236
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	5,907,000	6,113,745
Lamb Weston Holdings Inc, 4.6250%, 11/1/24 (144A)	5,125,000	5,176,250
MEDNAX Inc, 6.2500%, 1/15/27 (144A)	3,283,000	3,319,934
MPH Acquisition Holdings LLC, 7.1250%, 6/1/24 (144A)	3,717,000	3,707,708
Newell Brands Inc, 5.0000%, 11/15/23	6,015,000	6,035,020
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
6.6250%, 5/15/22 (144A)	9,260,000	8,773,850
Par Pharmaceutical Inc, 7.5000%, 4/1/27 (144A)	6,452,000	6,540,715
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	7,579,000	7,355,039
Perrigo Finance Unlimited Co, 4.3750%, 3/15/26	5,153,000	5,024,973
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	3,294,000	3,203,415
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	3,994,000	4,008,978
Smithfield Foods Inc, 5.2000%, 4/1/29 (144A)	7,449,000	7,493,869
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	3,318,000	3,002,790
Surgery Center Holdings Inc, 10.0000%, 4/15/27 (144A)	4,493,000	4,557,250
Tenet Healthcare Corp, 4.6250%, 7/15/24	5,520,000	5,533,800
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	4,748,000	3,882,152
Valeant Pharmaceuticals International, 9.2500%, 4/1/26 (144A)	3,426,000	3,749,072
Valeant Pharmaceuticals International, 8.5000%, 1/31/27 (144A)	12,491,000	13,240,460
		204,721,322
Electric – 0.5%
NRG Energy Inc, 6.2500%, 5/1/24	4,119,000	4,247,719
NRG Energy Inc, 5.7500%, 1/15/28	2,212,000	2,344,720
		6,592,439
Energy – 12.9%
Antero Resources Corp, 5.6250%, 6/1/23	7,531,000	7,634,551
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	6,136,000	6,435,130
Chesapeake Energy Corp, 5.7500%, 3/15/23	4,013,000	3,902,643
Chesapeake Energy Corp, 7.0000%, 10/1/24	6,380,000	6,364,050
EnLink Midstream Partners LP, 4.1500%, 6/1/25	8,218,000	7,909,825
Ensco PLC, 7.7500%, 2/1/26	4,608,000	3,888,000
Ensco PLC, 5.7500%, 10/1/44	5,971,000	3,836,368
Extraction Oil & Gas Inc, 5.6250%, 2/1/26 (144A)	4,684,000	3,594,970
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	15,162,000	11,447,310
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp,
5.6250%, 2/15/26 (144A)	5,523,000	5,619,653
Hilcorp Energy I LP / Hilcorp Finance Co, 5.0000%, 12/1/24 (144A)	503,000	489,318
Hilcorp Energy I LP / Hilcorp Finance Co, 6.2500%, 11/1/28 (144A)	6,552,000	6,568,380
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp,
6.0000%, 8/1/26 (144A)	13,043,000	13,173,430
Nabors Industries Inc, 5.7500%, 2/1/25	4,127,000	3,698,741
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 11/1/23	5,397,000	5,583,736
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25	6,681,000	6,447,165
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25	5,201,000	5,338,827
Range Resources Corp, 5.0000%, 8/15/22	8,054,000	7,973,460
Range Resources Corp, 4.8750%, 5/15/25	7,769,000	7,205,748
Southwestern Energy Co, 7.5000%, 4/1/26	9,712,000	9,906,240
Targa Resources Partners LP / Targa Resources Partners Finance Corp,
6.5000%, 7/15/27 (144A)	7,700,000	8,306,375
Transocean Inc, 5.8000%, 10/15/22	3,684,000	3,610,320
Transocean Pontus Ltd, 6.1250%, 8/1/25 (144A)	2,333,205	2,362,370
USA Compression Partners LP / USA Compression Finance Corp, 6.8750%, 4/1/26	7,014,000	7,171,815
USA Compression Partners LP / USA Compression Finance Corp,
6.8750%, 9/1/27 (144A)	2,267,000	2,303,839
Whiting Petroleum Corp, 6.6250%, 1/15/26	8,843,000	8,666,140
		159,438,404
Finance Companies – 1.1%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	7,559,000	7,747,219
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	5,842,000	5,856,605
		13,603,824

Financial Institutions – 0.6%
Kennedy-Wilson Inc, 5.8750%, 4/1/24	6,914,000	6,870,788
Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Industrial – 1.0%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	$4,250,000	$4,034,372
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	8,362,000	8,769,647
		12,804,019
Industrial Conglomerates – 1.4%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	18,288,000	17,045,330
Insurance – 0.5%
Ardonagh Midco 3 PLC, 8.6250%, 7/15/23 (144A)	7,117,000	6,085,035
Molina Healthcare Inc, 4.8750%, 6/15/25 (144A)	511,000	505,251
		6,590,286
Technology – 2.3%
First Data Corp, 5.0000%, 1/15/24 (144A)	1,979,000	2,026,496
Refinitiv US Holdings Inc, 8.2500%, 11/15/26 (144A)	4,996,000	4,902,325
Sensata Technologies BV, 4.8750%, 10/15/23 (144A)	2,578,000	2,655,340
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	1,940,000	2,066,100
Trimble Inc, 4.7500%, 12/1/24	7,245,000	7,446,838
Western Digital Corp, 4.7500%, 2/15/26	10,346,000	9,867,497
		28,964,596
Technology Hardware, Storage & Peripherals – 0.3%
Western Digital Corp, 1.5000%, 2/1/24 (144A)	3,515,000	3,091,488
Transportation – 1.1%
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	13,409,000	13,476,045
Total Corporate Bonds (cost $1,072,481,440)		1,085,225,593
Common Stocks – 0.6%
Containers & Packaging – 0.2%
Ardagh Group SA	122,920	1,597,960
Hotels, Restaurants & Leisure – 0.4%
Caesars Entertainment Corp*	587,947	5,109,259
Total Common Stocks (cost $7,343,016)		6,707,219
Preferred Stocks – 1.1%
Health Care Equipment & Supplies – 0.7%
Danaher Corp, 4.7500%, 4/15/20	8,710	9,126,338
Specialty Retail – 0.4%
Quiksilver Inc Bankruptcy Equity Certificate*,¢,§	132,324	4,996,554
Total Preferred Stocks (cost $11,364,703)		14,122,892
Investment Companies – 4.4%
Money Markets – 4.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£ (cost $53,989,594)	53,989,594	53,989,594
Total Investments (total cost $1,218,180,603) – 99.5%		1,233,013,714
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		6,746,435
Net Assets – 100%		$1,239,760,149

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,098,369,192	89.1%
Luxembourg	32,571,062	2.6
Ireland	31,128,879	2.5
Zambia	17,782,792	1.5
France	16,784,363	1.4
Germany	13,305,933	1.1
Canada	7,845,855	0.6
United Kingdom	6,085,035	0.5
Israel	3,882,152	0.3
Netherlands	2,907,859	0.2
Bermuda	2,350,592	0.2

Total	$1,233,013,714	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 4.4%
Money Markets - 4.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	$1,134,600	$-	$-	$53,989,594

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 4.4%
Money Markets - 4.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	75,554,659	590,758,935	(612,324,000)	53,989,594

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value
Credit default swaps, long	$ 187,264
Credit default swaps, short	336,310

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $658,054,668, which represents 53.1% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2019)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.5000%, 2/15/23	1/24/18	$2,212,784	$2,306,296	0.2%
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	2,536,651	4,996,554	0.4
Total		$4,749,435	$7,302,850	0.6%

The Fund has registration rights for certain restricted securities held as of March 31, 2019. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$23,787,469	$-
Bank Loans and Mezzanine Loans	-	49,180,947	-
Corporate Bonds	-	1,085,225,593	-
Common Stocks	6,707,219	-	-
Preferred Stocks
Health Care Equipment & Supplies	-	9,126,338	-
Specialty Retail	-	-	4,996,554
Investment Companies	-	53,989,594	-
Total Assets	$6,707,219	$1,221,309,941	$4,996,554

Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2019.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital  ability to establish and maintain appropriate systems and trading.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

There were no credit default swaps held at March 31, 2019.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 98.4%
Aerospace & Defense – 1.4%
Elbit Systems Ltd	409	$52,767
MTU Aero Engines AG	556	125,845
Safran SA	195	26,738
Singapore Technologies Engineering Ltd	42,200	116,487
Thales SA	10,571	1,265,679
		1,587,516
Air Freight & Logistics – 1.0%
Royal Mail PLC	30,350	94,181
SG Holdings Co Ltd	7,500	218,279
Yamato Holdings Co Ltd	35,200	908,192
		1,220,652
Airlines – 0.6%
ANA Holdings Inc	3,200	117,217
Japan Airlines Co Ltd	17,700	622,798
		740,015
Auto Components – 0.1%
Bridgestone Corp	4,500	173,242
Automobiles – 0.7%
Nissan Motor Co Ltd	44,400	363,903
Suzuki Motor Corp	8,700	384,556
Toyota Motor Corp	300	17,562
		766,021
Banks – 4.6%
Bank Hapoalim BM	137,871	912,331
Bank Leumi Le-Israel BM	253,694	1,656,409
BOC Hong Kong Holdings Ltd	27,000	111,788
DBS Group Holdings Ltd	26,800	499,051
Erste Group Bank AG*	1,769	65,000
Hang Seng Bank Ltd	65,100	1,606,414
HSBC Holdings PLC	12,422	100,825
Japan Post Bank Co Ltd#	16,100	175,660
Mizrahi Tefahot Bank Ltd	9,753	200,356
Mizuho Financial Group Inc	51,800	80,077
		5,407,911
Beverages – 2.1%
Coca-Cola Amatil Ltd	69,721	428,131
Coca-Cola European Partners PLC	18,099	936,442
Davide Campari-Milano SpA	28,088	275,657
Diageo PLC	9,894	404,300
Pernod Ricard SA	598	107,315
Remy Cointreau SA	767	102,286
Suntory Beverage & Food Ltd	4,000	187,709
Treasury Wine Estates Ltd	2,687	28,479
		2,470,319
Capital Markets – 1.8%
ASX Ltd	7,354	364,607
Deutsche Boerse AG	3,750	480,748
London Stock Exchange Group PLC	1,927	119,219
Macquarie Group Ltd	497	45,662
Partners Group Holding AG	1,210	880,000
Singapore Exchange Ltd	33,500	180,740
		2,070,976
Chemicals – 0.8%
Akzo Nobel NV	1,060	93,911
Chr Hansen Holding A/S	740	75,019
Givaudan SA (REG)*	172	439,546
Israel Chemicals Ltd	25,112	130,560
Sika AG (REG)	1,152	160,968
Symrise AG	895	80,628
		980,632
Commercial Services & Supplies – 0.9%
Brambles Ltd	10,833	90,438
Park24 Co Ltd	16,700	362,152
Secom Co Ltd	5,500	470,634
Societe BIC SA	1,525	135,895
		1,059,119
Communications Equipment – 0.1%
Nokia OYJ	11,492	65,401

Shares		Value
Common Stocks – (continued)
Construction Materials – 0.1%
Fletcher Building Ltd	29,977	$101,021
Containers & Packaging – 0.5%
Amcor Ltd/Australia	35,554	388,440
Toyo Seikan Group Holdings Ltd	8,800	180,034
		568,474
Diversified Telecommunication Services – 2.8%
BT Group PLC	51,871	150,595
Elisa OYJ	11,039	497,980
HKT Trust & HKT Ltd	656,000	1,054,654
Nippon Telegraph & Telephone Corp	3,600	152,791
Proximus SADP	6,352	183,169
Spark New Zealand Ltd	346,616	896,710
Swisscom AG	721	352,714
		3,288,613
Electric Utilities – 8.8%
Chubu Electric Power Co Inc	34,300	535,038
Chugoku Electric Power Co Inc#	44,000	548,362
CK Infrastructure Holdings Ltd	21,500	176,526
CLP Holdings Ltd	287,000	3,327,134
EDP - Energias de Portugal SA	13,925	54,742
Electricite de France SA	9,120	124,692
Endesa SA	18,656	475,827
Enel SpA	34,305	219,471
Fortum OYJ	6,735	137,710
HK Electric Investments & HK Electric Investments Ltd (144A)	421,000	430,134
Iberdrola SA	22,126	194,215
Kansai Electric Power Co Inc	39,900	587,644
Kyushu Electric Power Co Inc	52,300	616,877
Orsted A/S	11,328	858,656
Power Assets Holdings Ltd	73,000	506,370
Red Electrica Corp SA	26,462	563,918
SSE PLC	10,598	163,815
Terna Rete Elettrica Nazionale SpA	27,270	172,751
Tohoku Electric Power Co Inc	35,200	448,537
Tokyo Electric Power Co Holdings Inc*	32,000	202,148
		10,344,567
Electrical Equipment – 0.1%
Vestas Wind Systems A/S	1,196	100,649
Entertainment – 0.3%
Toho Co Ltd/Tokyo	9,200	369,046
Equity Real Estate Investment Trusts (REITs) – 10.2%
CapitaLand Commercial Trust	326,900	468,068
Covivio	4,268	452,851
Daiwa House REIT Investment Corp	169	374,725
Dexus	46,856	423,771
Goodman Group	51,120	484,472
GPT Group	95,544	421,203
Japan Prime Realty Investment Corp	132	543,200
Japan Real Estate Investment Corp	215	1,266,989
Japan Retail Fund Investment Corp	354	711,450
Link REIT	210,500	2,461,737
Nippon Building Fund Inc	224	1,516,109
Nippon Prologis REIT Inc	205	436,233
Nomura Real Estate Master Fund Inc	616	907,239
Scentre Group	54,829	159,974
Segro PLC	11,617	101,870
Suntec Real Estate Investment Trust	88,500	127,371
United Urban Investment Corp	438	691,329
Vicinity Centres	214,067	395,112
		11,943,703
Food & Staples Retailing – 6.3%
Aeon Co Ltd	44,900	938,641
Coles Group Ltd*	3,026	25,456
Colruyt SA	9,128	674,684
Dairy Farm Intl Hldgs Ltd	47,900	401,881
FamilyMart UNY Holdings Co Ltd	47,600	1,211,800
ICA Gruppen AB	4,851	194,658
J Sainsbury PLC	30,191	92,665
Koninklijke Ahold Delhaize NV	54,474	1,449,557
Lawson Inc	7,800	432,199
METRO AG	23,668	392,617
Seven & i Holdings Co Ltd	17,200	648,201
Wm Morrison Supermarkets PLC	172,042	509,788

Shares		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Woolworths Group Ltd	18,829	$406,348
		7,378,495
Food Products – 5.3%
Barry Callebaut AG	148	267,307
Chocoladefabriken Lindt & Spruengli AG	61	414,837
Chocoladefabriken Lindt & Spruengli AG (REG)	8	626,017
Kerry Group PLC	10,876	1,213,758
Kikkoman Corp	6,400	313,618
Marine Harvest ASA#	60,233	1,344,798
MEIJI Holdings Co Ltd	1,900	154,147
Nestle SA (REG)	8,165	778,361
Nisshin Seifun Group Inc	3,600	82,520
Orkla ASA	20,244	155,434
Toyo Suisan Kaisha Ltd	4,400	167,368
Wilmar International Ltd	191,900	468,809
Yakult Honsha Co Ltd	2,500	174,623
Yamazaki Baking Co Ltd	4,300	69,694
		6,231,291
Gas Utilities – 3.6%
APA Group	27,984	198,261
Hong Kong & China Gas Co Ltd	910,244	2,182,350
Naturgy Energy Group SA	20,019	559,763
Osaka Gas Co Ltd	9,400	185,268
Toho Gas Co Ltd	13,800	618,951
Tokyo Gas Co Ltd	16,200	437,638
		4,182,231
Health Care Equipment & Supplies – 0.8%
Fisher & Paykel Healthcare Corp Ltd	24,853	265,643
Hoya Corp	1,600	105,536
Olympus Corp	16,000	173,558
Smith & Nephew PLC	8,870	175,915
Sonova Holding AG	1,067	211,149
Terumo Corp	2,000	61,005
		992,806
Health Care Providers & Services – 0.4%
Ramsay Health Care Ltd	4,034	184,281
Ryman Healthcare Ltd	1,704	14,211
Sonic Healthcare Ltd	15,301	266,775
		465,267
Hotels, Restaurants & Leisure – 2.3%
Carnival PLC	17,315	848,918
Compass Group PLC	19,232	451,918
McDonald's Holdings Co Japan Ltd	10,800	499,016
Oriental Land Co Ltd/Japan	6,000	680,624
Sodexo SA	1,693	186,394
		2,666,870
Household Durables – 0.3%
Sony Corp	8,900	373,076
Household Products – 0.7%
Lion Corp	8,300	174,524
Unicharm Corp	20,700	684,271
		858,795
Independent Power and Renewable Electricity Producers – 0.6%
Electric Power Development Co Ltd	6,500	158,145
Meridian Energy Ltd	151,764	432,398
Uniper SE	5,335	160,903
		751,446
Industrial Conglomerates – 1.6%
Jardine Matheson Holdings Ltd	16,300	1,016,468
Jardine Strategic Holdings Ltd	3,900	145,977
Keihan Holdings Co Ltd	12,900	541,914
Seibu Holdings Inc	9,500	166,064
Toshiba Corp	1,500	47,717
		1,918,140
Information Technology Services – 0%
Fujitsu Ltd	200	14,414
Insurance – 5.0%
Admiral Group PLC	13,558	383,119
Ageas	7,459	359,740
Direct Line Insurance Group PLC	88,970	408,975
Hannover Rueck SE	2,909	417,632
Insurance Australia Group Ltd	44,509	242,664
Japan Post Holdings Co Ltd	58,300	681,859

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
NN Group NV	6,829	$283,629
QBE Insurance Group Ltd	23,691	207,032
RSA Insurance Group PLC	24,481	161,883
SCOR SE	11,329	482,345
Sony Financial Holdings Inc	27,400	516,300
Suncorp Group Ltd	14,446	141,317
Swiss Life Holding AG*	1,315	579,234
Swiss Re AG	1,711	167,198
Tokio Marine Holdings Inc	3,200	154,845
Tryg A/S	17,772	487,672
Zurich Insurance Group AG	595	196,998
		5,872,442
Leisure Products – 1.5%
Bandai Namco Holdings Inc	13,200	618,247
Sega Sammy Holdings Inc	12,000	141,431
Shimano Inc	5,900	958,397
		1,718,075
Machinery – 0.9%
Alstom SA	2,410	104,392
Hoshizaki Corp	1,900	117,625
IHI Corp	14,200	340,744
Mitsubishi Heavy Industries Ltd	11,800	489,634
		1,052,395
Media – 2.3%
Dentsu Inc	4,000	168,757
Eutelsat Communications SA	29,925	523,431
Hakuhodo DY Holdings Inc	10,400	166,873
Informa PLC	10,849	105,138
Pearson PLC	62,827	684,124
SES SA	52,634	818,514
Singapore Press Holdings Ltd	45,500	80,932
Telenet Group Holding NV	3,623	174,246
		2,722,015
Metals & Mining – 0.4%
Fortescue Metals Group Ltd	44,530	224,760
Newcrest Mining Ltd	12,396	224,486
		449,246
Multiline Retail – 0.4%
Isetan Mitsukoshi Holdings Ltd	5,200	52,512
Pan Pacific International Holdings Corp	5,800	383,666
Wesfarmers Ltd	3,026	74,434
		510,612
Multi-Utilities – 1.5%
AGL Energy Ltd	7,710	119,154
Centrica PLC	274,443	408,128
Innogy SE (144A)	15,351	709,716
National Grid PLC	15,210	168,514
Suez	30,278	401,067
		1,806,579
Oil, Gas & Consumable Fuels – 2.2%
BP PLC	5,319	38,684
Enagas SA	6,005	174,712
Idemitsu Kosan Co Ltd	1,600	53,497
Neste OYJ	18,069	1,925,296
Showa Shell Sekiyu KK	15,600	213,854
Snam SpA	35,964	184,705
		2,590,748
Personal Products – 1.5%
Beiersdorf AG	1,586	164,972
Kao Corp	8,800	692,342
Kose Corp	300	55,040
L'Oreal SA	176	47,337
Shiseido Co Ltd	200	14,416
Unilever NV	6,212	360,772
Unilever PLC	6,468	370,175
		1,705,054
Pharmaceuticals – 6.5%
Astellas Pharma Inc	93,300	1,396,427
AstraZeneca PLC	1,519	121,353
Daiichi Sankyo Co Ltd	38,900	1,951,845
Eisai Co Ltd	2,500	140,172
GlaxoSmithKline PLC	8,735	181,632
H Lundbeck A/S	11,224	485,771

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Merck KGaA	1,400	$159,616
Novartis AG	1,794	172,606
Ono Pharmaceutical Co Ltd	30,500	597,008
Recordati SpA	5,772	224,709
Roche Holding AG	2,069	570,196
Sanofi	1,902	167,975
Shionogi & Co Ltd	8,200	507,052
Sumitomo Dainippon Pharma Co Ltd	11,600	286,519
Taisho Pharmaceutical Holdings Co Ltd	5,300	504,602
UCB SA	2,268	194,753
		7,662,236
Professional Services – 1.0%
Intertek Group PLC	1,250	79,060
Recruit Holdings Co Ltd	5,500	156,895
RELX PLC	15,802	337,778
Teleperformance	1,093	196,391
Wolters Kluwer NV	6,622	450,835
		1,220,959
Real Estate Management & Development – 2.6%
Deutsche Wohnen SE	12,823	621,748
Hongkong Land Holdings Ltd	76,200	541,782
Hysan Development Co Ltd	45,000	241,060
Swire Pacific Ltd	48,000	617,603
Swire Properties Ltd	102,200	439,412
Swiss Prime Site AG (REG)*	1,801	157,848
Vonovia SE	8,868	459,722
Wharf Real Estate Investment Co Ltd	2,000	14,892
		3,094,067
Road & Rail – 3.5%
Central Japan Railway Co	2,600	603,249
ComfortDelGro Corp Ltd	109,300	207,322
Keio Corp	7,000	451,674
Kintetsu Group Holdings Co Ltd	10,100	470,319
Kyushu Railway Co	18,200	597,852
MTR Corp Ltd	160,500	993,707
Nagoya Railroad Co Ltd	11,000	304,260
Odakyu Electric Railway Co Ltd	7,700	186,437
Tokyu Corp	4,200	73,266
West Japan Railway Co	3,200	240,816
		4,128,902
Software – 2.3%
Check Point Software Technologies Ltd*	15,147	1,915,944
Nice Ltd*	7,007	825,465
		2,741,409
Specialty Retail – 1.2%
Fast Retailing Co Ltd	800	375,634
Hikari Tsushin Inc	2,700	510,956
Yamada Denki Co Ltd#	96,300	474,504
		1,361,094
Technology Hardware, Storage & Peripherals – 0.1%
FUJIFILM Holdings Corp	3,700	168,088
Textiles, Apparel & Luxury Goods – 1.6%
adidas AG	2,029	492,924
Asics Corp	4,100	54,945
Burberry Group PLC	2,925	74,446
EssilorLuxottica SA	1,305	142,534
Hermes International	1,592	1,050,286
Puma SE	169	97,998
		1,913,133
Tobacco – 0.8%
Imperial Brands PLC	6,179	211,175
Japan Tobacco Inc	7,000	173,405
Swedish Match AB	10,072	513,493
		898,073
Trading Companies & Distributors – 2.2%
Bunzl PLC	17,789	586,535
Ferguson PLC	1,067	67,861
ITOCHU Corp	46,700	843,938
Marubeni Corp	20,800	143,597
Mitsubishi Corp	21,900	607,532
Sumitomo Corp	22,600	312,252
		2,561,715

Shares		Value
Common Stocks – (continued)
Transportation Infrastructure – 0.8%
Aeroports de Paris	2,013	$389,243
Getlink SE	7,631	115,674
Sydney Airport	41,578	219,305
Transurban Group	18,761	175,803
		900,025
Water Utilities – 0.3%
Severn Trent PLC	6,605	169,957
United Utilities Group PLC	21,925	232,518
		402,475
Wireless Telecommunication Services – 1.0%
KDDI Corp	6,600	142,054
NTT DOCOMO Inc	47,200	1,044,227
		1,186,281
Total Common Stocks (cost $105,198,422)		115,756,331
Investment Companies – 2.3%
Investments Purchased with Cash Collateral from Securities Lending – 1.4%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	1,675,820	1,675,820
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	978,019	978,019
Total Investment Companies (cost $2,653,839)		2,653,839
Total Investments (total cost $107,852,261) – 100.7%		118,410,170
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(814,479)
Net Assets – 100%		$117,595,691

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$42,423,828	35.8%
Hong Kong	16,269,889	13.7
United Kingdom	8,005,064	6.8
France	6,841,039	5.8
Switzerland	5,974,979	5.1
Australia	5,940,365	5.0
Israel	5,693,832	4.8
Germany	4,365,069	3.7
Netherlands	3,575,146	3.0
United States	2,653,839	2.2
Finland	2,626,387	2.2
Singapore	2,148,780	1.8
Denmark	2,007,767	1.7
Spain	1,968,435	1.7
New Zealand	1,709,983	1.4
Belgium	1,586,592	1.3
Norway	1,500,232	1.3
Ireland	1,213,758	1.0
Italy	1,077,293	0.9
Sweden	708,151	0.6
Austria	65,000	0.1
Portugal	54,742	0.1

Total	$118,410,170	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 2.3%
Investments Purchased with Cash Collateral from Securities Lending - 1.4%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$3,349∆	$-	$-	$1,675,820

Investment Companies - 2.3%
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	21,196	-	-	978,019
Total Affiliated Investments - 2.3%	$24,545	$-	$-	$2,653,839

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 2.3%
Investments Purchased with Cash Collateral from Securities Lending - 1.4%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	-	10,705,347	(9,029,527)	1,675,820
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	1,508,097	28,141,690	(28,671,768)	978,019

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $1,139,850, which represents 1.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Oil, Gas & Consumable Fuels	$2,376,894	$213,854	$-
Pharmaceuticals	5,710,391	1,951,845	-
All Other	105,503,347	-	-
Investment Companies	-	2,653,839	-
Total Assets	$113,590,632	$4,819,538	$-

Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $62,252,109 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Large Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – 95.1%
Aerospace & Defense – 1.8%
United Technologies Corp	13,431	$1,731,122
Auto Components – 1.1%
Aptiv PLC	13,666	1,086,310
Banks – 14.4%
BB&T Corp	29,615	1,377,986
Citigroup Inc	37,078	2,306,993
Citizens Financial Group Inc	46,341	1,506,083
M&T Bank Corp	14,219	2,232,667
PNC Financial Services Group Inc	9,631	1,181,338
US Bancorp	66,762	3,217,261
Wells Fargo & Co	45,946	2,220,111
		14,042,439
Beverages – 1.8%
PepsiCo Inc	14,088	1,726,484
Biotechnology – 2.0%
Gilead Sciences Inc	30,696	1,995,547
Capital Markets – 1.3%
Bank of New York Mellon Corp	26,174	1,319,955
Chemicals – 1.3%
Nutrien Ltd	24,685	1,302,381
Commercial Services & Supplies – 1.4%
Republic Services Inc	16,591	1,333,585
Consumer Finance – 1.9%
Discover Financial Services	26,603	1,893,069
Containers & Packaging – 2.3%
Crown Holdings Inc*	41,722	2,276,770
Diversified Financial Services – 2.6%
Berkshire Hathaway Inc*	12,453	2,501,683
Electric Utilities – 5.8%
Entergy Corp	8,124	776,898
Evergy Inc	50,426	2,927,229
PPL Corp	60,637	1,924,618
		5,628,745
Energy Equipment & Services – 1.2%
Schlumberger Ltd	26,292	1,145,542
Entertainment – 0%
Walt Disney Co	225	24,982
Equity Real Estate Investment Trusts (REITs) – 6.2%
Equity Residential	46,646	3,513,377
Public Storage	5,054	1,100,660
Weyerhaeuser Co	55,658	1,466,032
		6,080,069
Food & Staples Retailing – 0.6%
Walgreens Boots Alliance Inc	9,022	570,822
Food Products – 1.5%
Conagra Brands Inc	53,665	1,488,667
Health Care Providers & Services – 2.8%
Laboratory Corp of America Holdings*	18,077	2,765,419
Household Products – 3.8%
Colgate-Palmolive Co	20,269	1,389,237
Procter & Gamble Co	22,361	2,326,662
		3,715,899
Industrial Conglomerates – 3.7%
Carlisle Cos Inc	9,836	1,206,090
Honeywell International Inc	15,075	2,395,719
		3,601,809
Information Technology Services – 2.3%
Cognizant Technology Solutions Corp	15,918	1,153,259
Total System Services Inc	11,454	1,088,245
		2,241,504
Insurance – 7.8%
Chubb Ltd	24,221	3,392,878
Hartford Financial Services Group Inc	51,387	2,554,962
RenaissanceRe Holdings Ltd	11,830	1,697,605
		7,645,445
Interactive Media & Services – 1.0%
Alphabet Inc - Class A*	854	1,005,064

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – 0.7%
Fox Corp*	19,681	$706,154
Oil, Gas & Consumable Fuels – 7.5%
Chevron Corp	23,177	2,854,943
Cimarex Energy Co	16,480	1,151,952
Occidental Petroleum Corp	33,125	2,192,875
Royal Dutch Shell PLC (ADR)	17,663	1,105,527
		7,305,297
Personal Products – 2.7%
Unilever PLC (ADR)	44,914	2,592,436
Pharmaceuticals – 7.5%
Johnson & Johnson	22,348	3,124,027
Merck & Co Inc	16,463	1,369,228
Novartis AG (ADR)	16,713	1,606,788
Pfizer Inc	29,441	1,250,359
		7,350,402
Road & Rail – 2.3%
Knight-Swift Transportation	36,394	1,189,356
Union Pacific Corp	6,242	1,043,662
		2,233,018
Software – 4.3%
Check Point Software Technologies Ltd*	9,773	1,236,187
Oracle Corp	55,594	2,985,954
		4,222,141
Wireless Telecommunication Services – 1.5%
Vodafone Group PLC (ADR)	80,506	1,463,599
Total Common Stocks (cost $78,728,596)		92,996,359
Repurchase Agreements – 4.7%
Undivided interest of 4.7% in a joint repurchase agreement (principal amount $97,400,000 with a maturity value of $97,418,750) with ING Financial Markets LLC, 2.3100%, dated 3/29/19, maturing 4/1/19 to be repurchased at $4,600,886 collateralized by $100,362,331 in U.S. Treasuries 0% - 2.6250%, 8/15/19 - 5/15/46 with a value of $99,367,125 (cost $4,600,000)	$4,600,000	4,600,000
Total Investments (total cost $83,328,596) – 99.8%		97,596,359
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		154,811
Net Assets – 100%		$97,751,170

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$88,289,441	90.5%
United Kingdom	5,161,562	5.3
Switzerland	1,606,788	1.6
Canada	1,302,381	1.3
Israel	1,236,187	1.3

Total	$97,596,359	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$92,996,359	$-	$-
Repurchase Agreements	-	4,600,000	-
Total Assets	$92,996,359	$4,600,000	$-

Organization and Significant Accounting Policies

Janus Henderson Large Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – 96.2%
Aerospace & Defense – 1.7%
BWX Technologies Inc	1,100,554	$54,565,467
Auto Components – 1.4%
Aptiv PLC	575,589	45,753,570
Banks – 10.0%
Citizens Financial Group Inc	1,936,309	62,930,042
First Horizon National Corp	5,170,724	72,286,721
M&T Bank Corp	490,821	77,068,713
Prosperity Bancshares Inc	549,670	37,960,210
Regions Financial Corp	1,140,417	16,136,901
Sterling Bancorp/DE	2,975,371	55,431,162
		321,813,749
Building Products – 1.7%
Allegion PLC	297,207	26,959,647
AO Smith Corp	535,467	28,551,100
		55,510,747
Capital Markets – 1.2%
Affiliated Managers Group Inc	349,646	37,450,583
Chemicals – 7.7%
Axalta Coating Systems Ltd*	1,873,312	47,226,195
NewMarket Corp	208,963	90,597,998
Nutrien Ltd	733,027	38,674,505
WR Grace & Co	890,463	69,491,732
		245,990,430
Commercial Services & Supplies – 2.4%
Waste Connections Inc	881,625	78,103,159
Consumer Finance – 1.4%
Discover Financial Services	644,820	45,885,391
Containers & Packaging – 4.7%
Crown Holdings Inc*	1,368,980	74,705,239
Graphic Packaging Holding Co	6,006,912	75,867,299
		150,572,538
Distributors – 0.8%
LKQ Corp*	882,594	25,048,018
Electric Utilities – 7.4%
Alliant Energy Corp	1,585,101	74,705,810
Entergy Corp	223,422	21,365,846
Evergy Inc	1,998,319	116,002,418
PPL Corp	829,204	26,318,935
		238,393,009
Electrical Equipment – 1.6%
AMETEK Inc	328,690	27,271,409
Generac Holdings Inc*	480,366	24,609,150
		51,880,559
Electronic Equipment, Instruments & Components – 1.5%
Avnet Inc	1,131,305	49,064,698
Energy Equipment & Services – 0.9%
Apergy Corp*	709,815	29,145,004
Equity Real Estate Investment Trusts (REITs) – 15.2%
Alexandria Real Estate Equities Inc	178,191	25,402,909
Equity Commonwealth	2,866,163	93,694,868
Equity LifeStyle Properties Inc	1,083,279	123,818,790
Lamar Advertising Co	1,133,516	89,842,478
Mid-America Apartment Communities Inc	589,400	64,439,102
Public Storage	153,434	33,414,857
Weyerhaeuser Co	2,220,227	58,480,779
		489,093,783
Food & Staples Retailing – 1.6%
Casey's General Stores Inc	393,499	50,670,866
Food Products – 1.4%
Conagra Brands Inc	1,594,515	44,231,846
Health Care Providers & Services – 2.6%
Laboratory Corp of America Holdings*	554,562	84,836,895
Hotels, Restaurants & Leisure – 2.5%
Cedar Fair LP	1,512,485	79,586,961
Industrial Conglomerates – 1.3%
Carlisle Cos Inc	347,388	42,596,717
Information Technology Services – 1.2%
Total System Services Inc	395,602	37,586,146

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – 11.0%
Axis Capital Holdings Ltd	1,191,592	$65,275,410
Hartford Financial Services Group Inc	1,738,784	86,452,340
RenaissanceRe Holdings Ltd	692,310	99,346,485
Torchmark Corp	1,233,248	101,064,674
		352,138,909
Life Sciences Tools & Services – 0.8%
Agilent Technologies Inc	304,844	24,503,361
Machinery – 3.4%
Donaldson Co Inc	500,524	25,056,231
Lincoln Electric Holdings Inc	573,935	48,135,928
Trinity Industries Inc	1,695,976	36,853,558
		110,045,717
Mortgage Real Estate Investment Trusts (REITs) – 0.9%
AGNC Investment Corp	1,638,443	29,491,974
Oil, Gas & Consumable Fuels – 3.1%
Cimarex Energy Co	1,057,025	73,886,047
Noble Energy Inc	1,083,605	26,797,552
		100,683,599
Road & Rail – 1.2%
Knight-Swift Transportation	1,128,120	36,866,962
Software – 3.7%
CDK Global Inc	464,391	27,315,479
Check Point Software Technologies Ltd*	289,218	36,583,185
Citrix Systems Inc	251,333	25,047,847
Synopsys Inc*	266,706	30,711,196
		119,657,707
Textiles, Apparel & Luxury Goods – 0.5%
PVH Corp	123,287	15,034,850
Trading Companies & Distributors – 1.4%
GATX Corp	566,077	43,231,300
Total Common Stocks (cost $2,590,689,014)		3,089,434,515
Repurchase Agreements – 3.7%
Undivided interest of 35.6% in a joint repurchase agreement (principal amount $97,400,000 with a maturity value of $97,418,750) with ING Financial Markets LLC, 2.3100%, dated 3/29/19, maturing 4/1/19 to be repurchased at $34,706,680 collateralized by $100,362,331 in U.S. Treasuries 0% - 2.6250%, 8/15/19 - 5/15/46 with a value of $99,367,125	$34,700,000	34,700,000
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,020,333) with ING Financial Markets LLC, 2.4400%, dated 3/29/19, maturing 4/1/19 to be repurchased at $50,010,167 collateralized by $101,795,102 in U.S. Treasuries 0% - 3.0000%, 4/18/19 - 2/15/49 with a value of $102,020,791	50,000,000	50,000,000
Undivided interest of 35.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,020,417) with Royal Bank of Canada, NY Branch, 2.4500%, dated 3/29/19, maturing 4/1/19 to be repurchased at $35,007,146 collateralized by $102,088,800 in U.S. Treasuries 2.1250%, 5/15/25 with a value of $102,020,913	35,000,000	35,000,000
Total Repurchase Agreements (cost $119,700,000)		119,700,000
Total Investments (total cost $2,710,389,014) – 99.9%		3,209,134,515
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		2,989,949
Net Assets – 100%		$3,212,124,464

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,133,876,825	97.7%
Canada	38,674,505	1.2
Israel	36,583,185	1.1

Total	$3,209,134,515	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$3,089,434,515	$-	$-
Repurchase Agreements	-	119,700,000	-
Total Assets	$3,089,434,515	$119,700,000	$-

Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 26.6%
A10 Term Asset Financing 2017-1 LLC, 4.7000%, 3/15/36 (144A)	$600,000	$596,443
ACC Trust 2018-1, 6.8100%, 2/21/23 (144A)	1,000,000	1,012,794
ALM VII Ltd, ICE LIBOR USD 3 Month + 7.1000%, 9.8873%, 10/15/28 (144A)‡	1,750,000	1,749,678
ALM VII R Ltd, ICE LIBOR USD 3 Month + 7.1400%, 9.9273%, 10/15/28 (144A)‡	2,900,000	2,894,989
American Credit Acceptance Receivables Trust 2018-3,
5.1700%, 10/15/24 (144A)	1,400,000	1,424,416
Apollo Aviation Securitization Equity Trust 2016-2, 5.9260%, 11/15/41	1,242,971	1,257,877
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	10,292,713	10,337,555
BBCCRE Trust 2015-GTP, 4.5626%, 8/10/33 (144A)‡	200,000	171,699
Benefit Street Partners CLO XI,
ICE LIBOR USD 3 Month + 3.7500%, 6.5373%, 4/15/29 (144A)‡	1,925,000	1,910,699
BlueMountain CLO 2015-3 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.7610%, 4/20/31 (144A)‡	3,000,000	2,966,781
BlueMountain CLO 2016-2 Ltd,
ICE LIBOR USD 3 Month + 7.0000%, 9.6436%, 8/20/28 (144A)‡	3,750,000	3,722,805
Business Jet Securities LLC 2017-1, 7.7480%, 2/15/33 (144A)	1,985,880	2,025,645
Carvana Auto Receivables Trust 2019-1, 3.8800%, 10/15/24 (144A)	3,223,000	3,243,192
Carvana Auto Receivables Trust 2019-1, 5.6400%, 1/15/26 (144A)	4,000,000	4,028,764
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	2,281,733	2,267,472
Castlelake Aircraft Securitization Trust 2018-1, 0%, 6/15/43 (144A)‡,§	1,000,000	1,000,000
Castlelake Aircraft Securitization Trust 2018-1, 6.6250%, 6/15/43 (144A)	2,185,899	2,185,899
Citigroup Commercial Mortgage Trust 2018-C5, 0.6024%, 6/10/51‡,¤	41,282,254	2,111,038
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	6,580,785	6,706,197
CSMC 2017-HD Trust,
ICE LIBOR USD 1 Month + 3.6500%, 6.1338%, 2/15/31 (144A)‡	500,000	498,107
Dryden 71 CLO Ltd,
ICE LIBOR USD 3 Month + 1.1500%, 3.8425%, 1/15/29 (144A)‡	6,920,000	6,919,931
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	4,465,207	4,419,857
Exeter Automobile Receivables Trust 2018-1, 4.6400%, 10/15/24 (144A)	2,040,000	2,045,079
Exeter Automobile Receivables Trust 2018-2, 5.3300%, 5/15/25 (144A)	2,600,000	2,675,072
Exeter Automobile Receivables Trust 2018-3, 6.5500%, 8/25/25 (144A)	1,750,000	1,784,663
Exeter Automobile Receivables Trust 2018-4, 5.3800%, 7/15/25 (144A)	2,370,000	2,434,703
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	1,920,000	1,965,642
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 55.0000%, 27.6183%, 10/25/40‡	588,203	1,796,186
Fannie Mae REMICS, 3.0000%, 5/25/48	35,582	35,400
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.5645%, 8/25/48‡,¤	16,284,100	2,730,914
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	2,725,000	2,795,906
Flagship Credit Auto Trust 2018-3, 5.2800%, 12/15/25 (144A)	2,000,000	2,051,418
Flagship Credit Auto Trust 2019-1, 5.0600%, 6/15/26 (144A)	1,500,000	1,526,526
Freddie Mac Multifamily Structured Pass Through Certificates,
0.0431%, 7/25/28‡,¤	65,956,000	539,322
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 3.0623%, 1/20/44‡,¤	1,009,118	152,521
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 3.6683%, 10/16/55‡,¤	1,465,039	313,180
Government National Mortgage Association, 0.4786%, 1/16/60‡,¤	28,597,316	1,387,719
Hertz Fleet Lease Funding LP, 5.5500%, 5/10/32 (144A)	1,000,000	1,008,161
Horizon Aircraft Finance I Ltd, 6.6570%, 12/15/38 (144A)	1,220,238	1,241,900
InSite Issuer LLC, 6.1150%, 12/15/48 (144A)	2,860,169	2,948,920
KKR Clo 17 Ltd, ICE LIBOR USD 3 Month + 3.4500%, 6.2373%, 4/15/29 (144A)‡	4,750,000	4,708,485
Labrador Aviation Finance Ltd 2016-1A, 4.3000%, 1/15/42 (144A)	1,729,167	1,745,963
LCM XV LP, ICE LIBOR USD 3 Month + 3.7000%, 6.4610%, 7/20/30 (144A)‡	3,000,000	2,988,306
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.7810%, 4/20/31 (144A)‡	4,165,000	4,115,070
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.6000%, 4.0855%, 11/25/50 (144A)‡,§	2,102,000	2,097,433
Madison Park Funding XVII Ltd,
ICE LIBOR USD 3 Month + 3.6000%, 6.3610%, 7/21/30 (144A)‡	1,750,000	1,751,479
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.7673%, 4/15/31 (144A)‡	3,000,000	2,972,088
MarketPlace Loan Trust 2015-LD1, 6.0000%, 12/15/21 (144A)	2,152,363	2,154,353
New Residential Mortgage Loan Trust 2019-NQM2, 4.2671%, 4/25/49 (144A)‡	1,828,000	1,845,790
Octagon Investment Partners 32 Ltd,
ICE LIBOR USD 3 Month + 3.4000%, 6.1873%, 7/15/29 (144A)‡	1,125,000	1,119,896
Octagon Investment Partners 41 Ltd,
ICE LIBOR USD 3 Month + 3.6500%, , 4/15/31 (144A)‡	2,750,000	2,749,997
Octagon Investment Partners XV Ltd,
ICE LIBOR USD 3 Month + 3.7000%, 6.4610%, 7/19/30 (144A)‡	1,450,000	1,429,565
Octagon Investment Partners XXI Ltd,
ICE LIBOR USD 3 Month + 3.9500%, 6.6429%, 2/14/31 (144A)‡	2,750,000	2,751,295

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
OneMain Direct Auto Receivables Trust 2019-1, 4.6800%, 4/14/31 (144A)	$6,752,000		$6,834,247
Prima Capital CRE Securitization 2015-IV Ltd, 4.0000%, 8/24/49 (144A)	5,000,000		5,013,915
PRPM 2018-1 LLC, 5.0000%, 4/25/23 (144A)‡	1,000,000		991,144
PRPM LLC, 5.0000%, 8/25/23 (144A)‡	1,000,000		991,051
Regatta IX Funding Ltd,
ICE LIBOR USD 3 Month + 3.9000%, 6.6734%, 4/17/30 (144A)‡	2,500,000		2,501,055
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
5.7500%, 10/15/20	1,521,499		1,523,401
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	1,947,339		1,979,577
SAPPHIRE AVIATION FINANCE I LTD, 7.3850%, 3/15/40 (144A)	863,624		871,790
Sequoia Mortgage Trust 2018-8, 0.3432%, 11/25/48 (144A)‡,¤	373,710,716		4,491,517
SES SA, EUR SWAP ANNUAL 5 YR + 4.6640%, 4.6250%, 1/2/68‡	1,050,000	EUR	1,230,515
Sierra Timeshare 2018-3 Receivables Funding LLC, 5.2000%, 9/20/35 (144A)	1,569,945		1,595,872
Sierra Timeshare 2019-1 Receivables Funding LLC, 4.7500%, 1/20/36 (144A)	3,000,000		3,016,912
S-Jets 2017-1 Ltd, 7.0210%, 8/15/42 (144A)	1,604,167		1,631,014
SoFi Consumer Loan Program 2019-1 Trust, 4.4200%, 2/25/28 (144A)	3,360,000		3,402,929
SoFi Professional Loan Program 2017-E LLC, 0%, 11/26/40 (144A)◊	25,000		1,492,700
SoFi Professional Loan Program 2017-F LLC, 0%, 1/25/41 (144A)◊	35,000		2,031,050
Sofi Professional Loan Program 2018-C Trust, 0%, 1/25/48 (144A)◊	58,000		2,334,500
Sofi Professional Loan Program 2018-D Trust, 0%, 2/25/48 (144A)◊,§	76,000		2,618,200
Sofi Professional Loan Program 2019-B Trust, 0%, 9/15/38 (144A)◊,§	70,900		2,497,807
Sound Point Clo XVI Ltd,
ICE LIBOR USD 3 Month + 3.6000%, 6.3706%, 7/25/30 (144A)‡	4,081,000		4,062,701
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.9303%, 4/18/31 (144A)‡	3,087,000		3,052,222
Sprite 2017-1 Ltd, 6.9000%, 12/15/37 (144A)	3,746,266		3,649,198
Tesla Auto Lease Trust 2018-A, 4.9400%, 3/22/21 (144A)	4,850,000		4,864,825
Tesla Auto Lease Trust 2018-B, 7.8700%, 6/20/22 (144A)	5,580,000		5,640,065
Thunderbolt II Aircraft Lease Ltd, 0%, 9/15/38 (144A)◊,§	4		684,800
United Auto Credit Securitization Trust 2018-2, 5.2600%, 5/10/23 (144A)	2,000,000		2,017,624
VB-S1 Issuer LLC, 5.2500%, 2/15/48 (144A)	1,414,000		1,379,609
Verus Securitization Trust 2018-INV1,
ICE LIBOR USD 12 Month + 2.7500%, 5.6480%, 3/25/58 (144A)‡	2,600,000		2,700,805
Verus Securitization Trust 2019-1,
ICE LIBOR USD 12 Month + 1.9000%, 4.4610%, 2/25/59 (144A)‡	3,024,000		3,071,583
Verus Securitization Trust 2019-INV1, 4.0340%, 12/25/59 (144A)‡	1,316,000		1,316,000
Vx Cargo 2018-1 Trust, 5.4380%, 12/15/33 (144A)	5,266,571		5,266,528
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.8758%, 5/15/46‡	8,502		8,552
Westlake Automobile Receivables Trust 2018-2, 6.0400%, 1/15/25 (144A)	2,600,000		2,639,764
Westlake Automobile Receivables Trust 2019-1, 5.6700%, 2/17/26 (144A)	2,000,000		2,024,367
Willis Engine Structured Trust III, 6.3600%, 8/15/42 (144A)Ç	1,746,050		1,790,545
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)	1,465,850		1,444,133
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $218,665,444)			217,977,307
Bank Loans and Mezzanine Loans – 12.5%
Basic Industry – 0.4%
Grizzly Finco, ICE LIBOR USD 3 Month + 3.2500%, 6.0470%, 10/1/25‡	2,985,000		2,972,314
New Arclin US Holding Corp,
ICE LIBOR USD 1 Month + 8.7500%, 11.2486%, 2/14/25‡	340,000		336,600
			3,308,914
Capital Goods – 1.0%
Entegris Inc, ICE LIBOR USD 1 Month + 2.0000%, 4.4986%, 11/6/25‡	2,839,883		2,818,583
Reynolds Group Holdings Inc,
ICE LIBOR USD 1 Month + 2.7500%, 5.2486%, 2/5/23‡	5,657,531		5,586,811
			8,405,394
Commercial Mortgage-Backed Securities – 0.2%
Mural Lofts Loan,
ICE LIBOR USD 1 Month + 8.9500%, 8.9500%, 8/1/22 (144A)‡,§	1,945,000		1,945,000
Communications – 2.0%
Entravision Communications Corp,
ICE LIBOR USD 1 Month + 2.7500%, 5.2486%, 11/29/24‡	1,682,840		1,601,508
Formula One Management Ltd, 0%, 2/1/24(a),‡	3,750,000		3,606,562
Lamar Media Corp, ICE LIBOR USD 1 Month + 1.7500%, 4.2500%, 3/14/25‡	2,560,482		2,551,955
Level 3 Parent LLC, ICE LIBOR USD 1 Month + 2.2500%, 4.7355%, 2/22/24‡	4,450,000		4,393,440
McAfee LLC, ICE LIBOR USD 1 Month + 3.7500%, 6.2486%, 9/30/24‡	2,197,030		2,193,361
Mission Broadcasting Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.7515%, 1/17/24‡	265,890		261,372
Nexstar Broadcasting Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.7455%, 1/17/24‡	1,444,690		1,420,144
Virgin Media SFA Finance Ltd,
ICE LIBOR USD 1 Month + 3.2500%, 3.9796%, 11/15/27‡	550,000	GBP	703,513
			16,731,855
Consumer Cyclical – 1.3%
Boardriders Inc, ICE LIBOR USD 1 Month + 6.5000%, 8.9986%, 4/23/24‡	2,729,000		2,706,267
Del Frisco's Restaurant Group Inc,

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – (continued)
ICE LIBOR USD 1 Month + 6.0000%, 8.5000%, 6/27/25‡	$1,985,000		$1,905,600
L1R HB Finance Ltd, ICE LIBOR USD 3 Month + 5.2500%, 6.0887%, 9/2/24‡	540,000	GBP	592,437
Marriott Ownership Resorts Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.7486%, 8/29/25‡	1,995,000		1,982,531
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 3.5000%, 6.1010%, 7/10/25‡	3,426,076		3,416,723
			10,603,558
Consumer Non-Cyclical – 3.3%
Change Healthcare Holdings LLC,
ICE LIBOR USD 1 Month + 2.7500%, 5.2486%, 3/1/24‡	2,583,267		2,546,946
Chobani LLC, 0%, 10/10/23(a),‡	2,835,000		2,710,969
CryoLife Inc, ICE LIBOR USD 3 Month + 3.2500%, 5.8510%, 12/2/24‡	987,500		985,031
Froneri International Ltd,
ICE LIBOR USD 1 Month + 2.7500%, 3.4809%, 1/31/25‡	3,824,000	GBP	4,929,824
Gentiva Health Services Inc,
ICE LIBOR USD 1 Month + 7.0000%, 9.5000%, 7/2/26‡	1,000,000		1,020,000
HomeVi SAS, 0%, 10/31/24(a),‡	2,978,000	EUR	3,301,960
JBS USA LUX SA, ICE LIBOR USD 1 Month + 2.5000%, 4.9818%, 10/30/22‡	2,902,193		2,879,353
Moffett Towers Phase II, ICE LIBOR USD 3 Month + 2.8000%, 5.2840%, 6/15/21‡	1,429,261		1,420,772
NVA Holdings Inc/United States,
ICE LIBOR USD 1 Month + 2.7500%, 5.2486%, 2/2/25‡	3,607,567		3,479,065
PetVet Care Centers LLC, ICE LIBOR USD 1 Month + 6.2500%, 8.7355%, 2/13/26‡	250,000		242,500
Post Holdings Inc, ICE LIBOR USD 1 Month + 2.0000%, 4.4900%, 5/24/24‡	2,014,153		1,994,334
Valeant Pharmaceuticals International,
ICE LIBOR USD 1 Month + 3.0000%, 5.4809%, 6/2/25‡	1,850,000		1,836,791
			27,347,545
Electric – 0.8%
NRG Energy Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2486%, 6/30/23(a),‡	3,625,000		3,579,289
Vistra Operations Co LLC, ICE LIBOR USD 1 Month + 2.0000%, 4.4986%, 8/4/23‡	2,570,122		2,538,330
			6,117,619
Energy – 0.1%
PowerTeam Services LLC, ICE LIBOR USD 3 Month + 7.2500%, 9.8510%, 3/6/26‡	850,000		816,000
Finance Companies – 0.4%
RPI Finance Trust, ICE LIBOR USD 1 Month + 2.0000%, 4.4986%, 3/27/23‡	3,067,449		3,048,277
Industrial – 0.7%
Lumentum Holdings Inc, ICE LIBOR USD 1 Month + 2.5000%, 4.9986%, 12/10/25‡	3,291,750		3,283,521
Ultra Clean Holdings Inc,
ICE LIBOR USD 1 Month + 4.5000%, 6.9986%, 8/27/25‡	2,256,438		2,164,781
			5,448,302
Technology – 1.7%
CommScope Inc, 0%, 2/6/26(a),‡	4,055,000		4,048,228
Dell International LLC, ICE LIBOR USD 1 Month + 1.7500%, 4.2500%, 3/13/24‡	1,859,737		1,841,139
EXC Holdings III Corp, ICE LIBOR USD 3 Month + 7.5000%, 10.3076%, 12/1/25‡	1,350,000		1,346,625
Micron Technology Inc,
ICE LIBOR USD 1 Month + 1.7500%, 4.2500%, 4/26/22(a),‡	3,458,118		3,452,067
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 6.2486%, 10/1/25‡	3,702,000		3,591,606
			14,279,665
Transportation – 0.6%
Hanjin International Corp,
ICE LIBOR USD 1 Month + 2.5000%, 4.9814%, 10/19/20(a),‡	4,805,000		4,744,937
Total Bank Loans and Mezzanine Loans (cost $103,810,491)			102,797,066
Corporate Bonds – 43.6%
Banking – 4.0%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)§	5,700,000		5,757,000
Bank of America Corp, 2.1510%, 11/9/20	13,592,000		13,455,918
Citigroup Inc, 2.9000%, 12/8/21	3,100,000		3,098,027
Goldman Sachs Capital I, 6.3450%, 2/15/34	1,100,000		1,324,332
Intesa Sanpaolo SpA, 5.2500%, 1/12/24	1,000,000		1,028,728
JPMorgan Chase & Co, 2.2950%, 8/15/21	6,915,000		6,836,082
Synchrony Financial, 4.3750%, 3/19/24	1,229,000		1,245,486
			32,745,573
Basic Industry – 4.7%
Aleris International Inc, 10.7500%, 7/15/23 (144A)	8,190,000		8,599,500
Allegheny Technologies Inc, 5.9500%, 1/15/21	5,030,000		5,155,750
Allegheny Technologies Inc, 7.8750%, 8/15/23	1,046,000		1,133,603
Blue Cube Spinco LLC, 10.0000%, 10/15/25	1,000,000		1,144,050
CF Industries Inc, 3.4000%, 12/1/21 (144A)	3,928,000		3,928,416
First Quantum Minerals Ltd, 7.0000%, 2/15/21 (144A)	1,794,000		1,824,274
First Quantum Minerals Ltd, 6.5000%, 3/1/24 (144A)	900,000		846,000
First Quantum Minerals Ltd, 7.5000%, 4/1/25 (144A)	600,000		576,750

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Basic Industry – (continued)
First Quantum Minerals Ltd, 6.8750%, 3/1/26 (144A)	$484,000		$448,910
FMG Resources August 2006 Pty Ltd, 5.1250%, 5/15/24 (144A)#	3,507,000		3,498,232
Freeport-McMoRan Inc, 3.5500%, 3/1/22	5,666,000		5,602,257
Glencore Funding LLC, 4.1250%, 3/12/24 (144A)	3,722,000		3,761,211
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	1,848,000		1,910,370
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	417,000		447,114
			38,876,437
Capital Goods – 5.7%
Allegion US Holding Co Inc, 3.2000%, 10/1/24	3,848,000		3,724,131
ARD Finance SA, 7.1250%, 9/15/23	5,517,000		5,496,311
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	1,820,000		1,917,279
Beacon Roofing Supply Inc, 6.3750%, 10/1/23	3,000		3,120
BWAY Holding Co, 7.2500%, 4/15/25 (144A)	3,816,000		3,680,036
Colfax Corp, 6.0000%, 2/15/24 (144A)	1,184,000		1,232,840
Colfax Corp, 6.3750%, 2/15/26 (144A)	944,000		1,004,765
James Hardie International Finance DAC, 3.6250%, 10/1/26 (144A)	2,476,000	EUR	2,820,887
Owens Corning, 3.4000%, 8/15/26	6,260,000		5,904,558
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
7.0000%, 7/15/24 (144A)	64,000		65,928
Summit Materials LLC / Summit Materials Finance Corp,
6.5000%, 3/15/27 (144A)	4,273,000		4,305,047
United Technologies Corp,
ICE LIBOR USD 3 Month + 0.6500%, 3.3329%, 8/16/21‡	4,300,000		4,302,589
US Concrete Inc, 6.3750%, 6/1/24	1,442,000		1,463,630
Wabtec Corp, ICE LIBOR USD 3 Month + 1.3000%, 3.9109%, 9/15/21‡	1,831,000		1,828,840
Wabtec Corp, 4.9500%, 9/15/28	7,550,000		7,659,446
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	1,256,000		1,334,500
			46,743,907
Communications – 4.7%
Altice France SA/France, 7.3750%, 5/1/26 (144A)	3,594,000		3,522,120
Altice Luxembourg SA, 7.2500%, 5/15/22	810,000	EUR	917,899
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	2,149,000		2,146,314
Belo Corp, 7.2500%, 9/15/27	32,000		34,160
Block Communications Inc, 6.8750%, 2/15/25 (144A)	671,000		695,324
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	1,901,000		1,879,614
Clear Channel International BV, 8.7500%, 12/15/20 (144A)	1,263,000		1,296,154
CSC Holdings LLC, 5.1250%, 12/15/21 (144A)	1,300,000		1,301,625
Discovery Communications LLC, 3.9500%, 3/20/28	3,650,000		3,549,603
GCI LLC, 6.8750%, 4/15/25	789,000		823,519
Interpublic Group of Cos Inc, 4.6500%, 10/1/28	1,178,000		1,227,516
Lions Gate Capital Holdings LLC, 6.3750%, 2/1/24 (144A)	1,932,000		2,023,770
Netflix Inc, 4.6250%, 5/15/29 (144A)	2,600,000	EUR	3,111,706
T-Mobile USA Inc, 6.5000%, 1/15/24	3,462,000		3,591,825
UBM PLC, 5.7500%, 11/3/20 (144A)	5,788,000		5,985,089
Viacom Inc, 4.3750%, 3/15/43	950,000		852,436
Viacom Inc, 5.2500%, 4/1/44	846,000		854,322
Viacom Inc, ICE LIBOR USD 3 Month + 3.8950%, 5.8750%, 2/28/57‡	1,052,000		1,020,440
Walt Disney Co, 3.3750%, 11/15/26 (144A)	2,250,000		2,298,365
WMG Acquisition Corp, 3.6250%, 10/15/26	1,465,000	EUR	1,694,121
			38,825,922
Consumer Cyclical – 6.4%
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.7500%, 8/1/25 (144A)	708,000		644,280
Ashton Woods USA LLC / Ashton Woods Finance Co, 9.8750%, 4/1/27 (144A)	3,381,000		3,448,620
Beazer Homes USA Inc, 8.7500%, 3/15/22	1,100,000		1,150,600
Brinker International Inc, 5.0000%, 10/1/24 (144A)	525,000		514,511
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	1,460,000		1,498,325
Century Communities Inc, 6.8750%, 5/15/22	1,117,000		1,136,548
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)§	269,000		278,079
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	4,288,000		4,352,320
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	2,364,000		2,375,820
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	5,041,000		5,293,050
Harley-Davidson Financial Services Inc, 4.0500%, 2/4/22 (144A)	3,360,000		3,397,903
IHS Markit Ltd, 4.1250%, 8/1/23	2,000,000		2,039,680
M/I Homes Inc, 5.6250%, 8/1/25	804,000		769,830
MDC Holdings Inc, 5.5000%, 1/15/24	3,296,000		3,386,640
MGM Resorts International, 7.7500%, 3/15/22	1,880,000		2,077,400
Panther BF Aggregator 2 LP / Panther Finance Co Inc,
4.3750%, 5/15/26 (144A)	1,810,000	EUR	2,067,884
Panther BF Aggregator 2 LP / Panther Finance Co Inc,
8.5000%, 5/15/27 (144A)	1,899,000		1,903,748
Rent-A-Center Inc/TX, 6.6250%, 11/15/20#	2,031,000		2,025,922

Scientific Games International Inc, 6.2500%, 9/1/20	2,448,000		2,448,000
Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Scientific Games International Inc, 10.0000%, 12/1/22	$1,565,000		$1,647,163
TRI Pointe Group Inc, 5.2500%, 6/1/27	1,200,000		1,104,000
TRI Pointe Group Inc / TRI Pointe Homes Inc, 4.3750%, 6/15/19	2,257,000		2,259,821
TRI Pointe Group Inc / TRI Pointe Homes Inc, 5.8750%, 6/15/24	743,000		745,786
Weekley Homes LLC / Weekley Finance Corp, 6.0000%, 2/1/23	475,000		457,188
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	228,000		217,740
William Lyon Homes Inc, 6.0000%, 9/1/23	4,133,000		3,998,677
Wyndham Destinations Inc, 6.3500%, 10/1/25	1,480,000		1,546,600
			52,786,135
Consumer Non-Cyclical – 6.9%
Avantor Inc, 4.7500%, 10/1/24	2,862,000	EUR	3,329,923
Campbell Soup Co, 3.6500%, 3/15/23	1,720,000		1,744,838
DaVita Inc, 5.7500%, 8/15/22	3,216,000		3,276,300
DaVita Inc, 5.0000%, 5/1/25	2,112,000		2,023,824
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	3,420,000		3,026,700
Endo Finance LLC, 5.7500%, 1/15/22 (144A)	1,846,000		1,758,315
Endo Finance LLC / Endo Finco Inc, 7.2500%, 1/15/22 (144A)	660,000		655,050
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	2,500,000		2,608,250
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	1,490,000		1,500,430
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	595,000		615,825
Mars Inc, 3.6000%, 4/1/34 (144A)	2,514,000		2,526,934
Mars Inc, 4.1250%, 4/1/54 (144A)	4,181,000		4,304,461
MEDNAX Inc, 6.2500%, 1/15/27 (144A)	1,301,000		1,315,636
Newell Brands Inc, 5.0000%, 11/15/23	2,500,000		2,508,321
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
6.6250%, 5/15/22 (144A)	1,150,000		1,089,625
Par Pharmaceutical Inc, 7.5000%, 4/1/27 (144A)	4,068,000		4,123,935
Perrigo Finance Unlimited Co, 3.5000%, 3/15/21	1,240,000		1,227,984
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	3,284,000		3,186,957
Perrigo Finance Unlimited Co, 4.3750%, 3/15/26	2,500,000		2,437,887
Smithfield Foods Inc, 5.2000%, 4/1/29 (144A)	4,884,000		4,913,419
Tenet Healthcare Corp, 4.7500%, 6/1/20	2,554,000		2,585,925
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	1,249,000		1,243,225
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24	1,122,000		1,126,285
Valeant Pharmaceuticals International, 8.5000%, 1/31/27 (144A)	3,115,000		3,301,900
			56,431,949
Electric – 0.2%
NRG Energy Inc, 5.7500%, 1/15/28	1,300,000		1,378,000
Energy – 2.5%
Antero Resources Corp, 5.3750%, 11/1/21	3,158,000		3,169,842
Antero Resources Corp, 5.6250%, 6/1/23	1,513,000		1,533,804
DCP Midstream Operating LP, 5.6000%, 4/1/44	950,000		902,500
EQT Corp, ICE LIBOR USD 3 Month + 0.7700%, 3.3618%, 10/1/20‡	322,000		320,261
EQT Midstream Partners LP, 5.5000%, 7/15/28	1,750,000		1,769,285
Extraction Oil & Gas Inc, 5.6250%, 2/1/26 (144A)	923,000		708,403
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	4,283,000		3,233,665
Oceaneering International Inc, 4.6500%, 11/15/24	298,000		274,905
Plains All American Pipeline LP / PAA Finance Corp, 4.3000%, 1/31/43	580,000		500,636
QEP Resources Inc, 6.8750%, 3/1/21	3,949,000		4,047,725
Range Resources Corp, 5.0000%, 8/15/22	1,826,000		1,807,740
Rowan Cos Inc, 7.8750%, 8/1/19	159,000		159,398
Transocean Inc, 5.8000%, 10/15/22#	904,000		885,920
USA Compression Partners LP / USA Compression Finance Corp,
6.8750%, 9/1/27 (144A)	1,235,000		1,255,069
			20,569,153
Industrial – 1.1%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	5,000,000		4,746,320
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	3,832,000		4,018,810
			8,765,130
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	2,515,000		2,344,106
Insurance – 1.6%
Brown & Brown Inc, 4.5000%, 3/15/29	3,538,000		3,579,250
Cigna Corp, ICE LIBOR USD 3 Month + 0.8900%, 3.6773%, 7/17/23 (144A)‡	4,500,000		4,478,121
Molina Healthcare Inc, 5.3750%, 11/15/22	4,943,000		5,131,378
Molina Healthcare Inc, 4.8750%, 6/15/25 (144A)	334,000		330,243
			13,518,992
Multiline Retail – 0.1%
JC Penney Corp Inc, 8.1250%, 10/1/19	963,000		958,185
Real Estate Investment Trusts (REITs) – 0.6%
American Homes 4 Rent LP, 4.2500%, 2/15/28	2,350,000		2,327,930

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Real Estate Investment Trusts (REITs) – (continued)
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27	$2,139,000	$2,213,223
		4,541,153
Technology – 4.1%
Equifax Inc, ICE LIBOR USD 3 Month + 0.8700%, 3.5538%, 8/16/21‡	2,950,000	2,931,625
Lam Research Corp, 4.0000%, 3/15/29	1,981,000	2,020,589
Marvell Technology Group Ltd, 4.2000%, 6/22/23	1,236,000	1,260,784
Marvell Technology Group Ltd, 4.8750%, 6/22/28	1,400,000	1,448,557
Micron Technology Inc, 4.9750%, 2/6/26	3,460,000	3,525,172
Micron Technology Inc, 5.3270%, 2/6/29	3,460,000	3,556,742
Refinitiv US Holdings Inc, 8.2500%, 11/15/26 (144A)	2,215,000	2,173,469
Trimble Inc, 4.1500%, 6/15/23	2,297,000	2,338,562
Trimble Inc, 4.7500%, 12/1/24	4,593,000	4,720,956
Trimble Inc, 4.9000%, 6/15/28	4,241,000	4,336,705
Western Digital Corp, 4.7500%, 2/15/26	5,477,000	5,223,689
		33,536,850
Transportation – 0.7%
Trinity Industries Inc, 4.5500%, 10/1/24	6,023,000	5,757,512
Total Corporate Bonds (cost $354,489,467)		357,779,004
Mortgage-Backed Securities – 11.6%
Fannie Mae:
5.0000%, 8/25/48	4,750,000	5,015,981
Fannie Mae Pool:
6.0000%, 2/1/37	1,315	1,487
3.5000%, 10/1/42	12,035	12,287
3.5000%, 12/1/42	27,475	28,008
3.5000%, 2/1/43	39,887	40,660
3.5000%, 4/1/43	373,945	381,205
3.0000%, 5/1/43	3,567	3,569
3.5000%, 11/1/43	295,622	301,377
3.5000%, 4/1/44	22,711	23,254
5.0000%, 7/1/44	15,474	16,742
4.5000%, 10/1/44	8,057	8,577
3.5000%, 2/1/45	80,772	82,341
3.5000%, 2/1/45	78,885	80,419
4.5000%, 3/1/45	13,095	13,941
3.5000%, 12/1/45	7,968	8,158
4.5000%, 2/1/46	22,763	24,054
3.5000%, 7/1/46	226,133	230,694
3.5000%, 7/1/46	31,252	31,952
3.5000%, 8/1/46	41,597	42,374
3.5000%, 1/1/47	245,381	251,151
3.0000%, 2/1/47	26,474	26,501
4.0000%, 5/1/47	1,939,290	2,032,541
4.5000%, 5/1/47	4,009	4,266
4.5000%, 5/1/47	3,344	3,537
4.5000%, 5/1/47	3,029	3,196
4.5000%, 5/1/47	2,446	2,602
4.5000%, 5/1/47	2,362	2,492
4.5000%, 5/1/47	1,983	2,098
4.0000%, 6/1/47	3,578	3,698
4.0000%, 6/1/47	2,009	2,076
4.5000%, 6/1/47	12,416	13,099
4.0000%, 7/1/47	3,113	3,218
4.0000%, 7/1/47	2,884	2,981
4.5000%, 7/1/47	8,988	9,483
4.5000%, 7/1/47	7,816	8,246
4.5000%, 7/1/47	7,268	7,668
3.5000%, 8/1/47	9,679	9,833
3.5000%, 8/1/47	7,116	7,244
4.0000%, 8/1/47	190,953	198,433
4.0000%, 8/1/47	5,514	5,699
4.0000%, 8/1/47	3,419	3,534
4.5000%, 8/1/47	9,767	10,304
4.5000%, 8/1/47	1,878	1,982
4.0000%, 9/1/47	82,367	86,471
4.5000%, 9/1/47	489,827	516,791
4.5000%, 9/1/47	8,199	8,651
4.5000%, 9/1/47	6,154	6,493
4.0000%, 10/1/47	442,723	457,585
4.0000%, 10/1/47	7,310	7,556
4.0000%, 10/1/47	6,113	6,318
4.0000%, 10/1/47	3,890	4,021
4.0000%, 10/1/47	3,418	3,533

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 11/1/47	$1,089,324	$1,112,803
4.0000%, 11/1/47	9,209	9,518
4.0000%, 11/1/47	2,901	2,999
4.5000%, 11/1/47	8,259	8,713
3.5000%, 12/1/47	289,001	294,463
3.5000%, 12/1/47	6,309	6,419
3.5000%, 1/1/48	10,832	11,043
3.5000%, 1/1/48	9,084	9,259
4.0000%, 1/1/48	1,307,941	1,367,063
4.0000%, 1/1/48	273,402	282,609
4.0000%, 1/1/48	140,805	147,185
4.0000%, 1/1/48	36,067	37,405
3.5000%, 2/1/48	66,977	68,174
4.0000%, 2/1/48	93,325	97,635
3.5000%, 3/1/48	6,300	6,423
4.0000%, 3/1/48	123,305	128,878
4.0000%, 3/1/48	15,424	15,992
4.5000%, 3/1/48	12,430	13,152
3.5000%, 4/1/48	22,063	22,458
4.0000%, 4/1/48	265,586	277,592
4.5000%, 4/1/48	9,586	10,152
4.0000%, 5/1/48	227,504	234,658
4.0000%, 5/1/48	38,553	39,795
4.5000%, 5/1/48	7,699	8,128
4.5000%, 5/1/48	6,706	7,087
4.0000%, 6/1/48	15,476	15,958
4.5000%, 6/1/48	7,470	7,866
4.0000%, 10/1/48	18,475	19,185
3.5000%, 1/1/49	867,221	884,321
4.0000%, 1/1/49	7,343,617	7,561,892
4.5000%, 1/1/49	3,166,394	3,307,010
4.5000%, 1/1/49	2,273,554	2,373,816
4.0000%, 2/1/49	3,681,940	3,790,251
4.5000%, 2/1/49	6,763,534	7,061,813
4.5000%, 2/1/49	1,298,458	1,355,721
4.5000%, 2/1/49	1,160,190	1,211,712
3.0000%, 2/1/57	8,697,775	8,594,559
3.5000%, 2/1/57	5,661,040	5,729,255
		51,177,362
Freddie Mac Gold Pool:
6.0000%, 4/1/40	31,518	35,690
3.5000%, 2/1/43	10,750	10,952
3.5000%, 2/1/44	29,352	29,903
4.5000%, 5/1/44	8,305	8,772
3.5000%, 12/1/44	584,941	597,736
3.0000%, 1/1/45	9,065	9,061
4.0000%, 5/1/46	6,947	7,211
3.5000%, 7/1/46	9,216	9,399
3.0000%, 10/1/46	40,034	39,925
3.5000%, 11/1/46	133,106	135,672
3.0000%, 12/1/46	27,420	27,345
4.0000%, 3/1/47	21,417	22,257
3.5000%, 9/1/47	33,580	34,242
3.5000%, 9/1/47	25,892	26,320
3.5000%, 9/1/47	14,758	15,001
3.5000%, 11/1/47	621,237	634,637
3.5000%, 11/1/47	244,963	249,328
3.5000%, 12/1/47	614,788	628,050
3.5000%, 12/1/47	72,680	74,351
3.5000%, 12/1/47	8,731	8,907
3.5000%, 2/1/48	8,530	8,691
3.5000%, 2/1/48	8,409	8,564
3.5000%, 3/1/48	628,694	642,251
3.5000%, 3/1/48	268,987	274,288
4.0000%, 3/1/48	10,213	10,601
3.5000%, 4/1/48	77,018	78,536
4.0000%, 4/1/48	335,080	345,794
4.0000%, 4/1/48	5,315	5,509
4.0000%, 5/1/48	159,981	165,113
4.0000%, 5/1/48	42,618	43,989
4.0000%, 6/1/48	11,007	11,360
3.5000%, 8/1/48	1,065,368	1,086,366
4.0000%, 8/1/48	2,022,236	2,086,884
4.0000%, 8/1/48	1,611,993	1,686,218

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
4.5000%, 8/1/48	$11,248	$11,786
3.5000%, 11/1/48	1,327,450	1,353,590
4.0000%, 1/1/49	94,304	98,680
4.5000%, 1/1/49	4,447,753	4,652,950
4.5000%, 4/1/49	4,985,616	5,211,023
		20,386,952
Ginnie Mae I Pool:
4.5000%, 8/15/46	30,919	32,615
4.0000%, 7/15/47	14,178	14,714
4.0000%, 8/15/47	2,762	2,866
4.0000%, 11/15/47	8,045	8,358
4.0000%, 12/15/47	10,481	10,889
		69,442
Ginnie Mae II Pool:
4.5000%, 10/20/41	13,930	14,511
4.5000%, 5/20/48	21,889	23,085
4.5000%, 5/20/48	5,199	5,483
5.0000%, 12/20/48	14,113,245	14,803,345
4.5000%, 1/20/49	3,187,918	3,314,422
		18,160,846
Total Mortgage-Backed Securities (cost $93,847,992)		94,810,583
United States Treasury Notes/Bonds – 2.7%
2.2500%, 3/31/21 (cost $21,852,315)	21,860,000	21,853,169
Common Stocks – 0.7%
Hotels, Restaurants & Leisure – 0.3%
Caesars Entertainment Corp*	269,592	2,342,754
Household Durables – 0.2%
William Lyon Homes*	77,999	1,198,845
Semiconductor & Semiconductor Equipment – 0.2%
ON Semiconductor Corp*	87,108	1,791,812
Total Common Stocks (cost $5,270,188)		5,333,411
Preferred Stocks – 1.0%
Banks – 0.1%
Citigroup Capital XIII, 9.1205%, 10/30/40	36,600	1,001,010
Capital Markets – 0.2%
Carlyle Group LP, 5.8750%µ	59,450	1,360,811
Health Care Equipment & Supplies – 0.6%
Danaher Corp, 4.7500%, 4/15/20	4,797	5,026,297
Machinery – 0.1%
Rexnord Corp, 5.7500%, 11/15/19	14,000	749,870
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate, 0%*,¢,§	542	20,466
Total Preferred Stocks (cost $8,207,309)		8,158,454
Investment Companies – 6.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	3,677,235	3,677,235
Money Markets – 6.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	51,480,889	51,480,889
Total Investment Companies (cost $55,158,124)		55,158,124
Total Investments (total cost $861,301,330) – 105.4%		863,867,118
Liabilities, net of Cash, Receivables and Other Assets – (5.4)%		(44,087,565)
Net Assets – 100%		$819,779,553

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$716,266,266	82.9%
Cayman Islands	64,586,745	7.5
United Kingdom	15,817,425	1.8
Ireland	10,602,156	1.2
Luxembourg	9,791,039	1.1
Canada	8,746,521	1.0
France	6,824,080	0.8
Panama	5,757,000	0.7
Germany	4,746,320	0.6
South Korea	4,744,937	0.6

Switzerland	3,761,211	0.4
Zambia	3,695,934	0.4
Australia	3,498,232	0.4
Israel	2,369,510	0.3
Bermuda	1,631,014	0.2
Italy	1,028,728	0.1

Total	$863,867,118	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 6.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$12,496∆	$-	$-	$3,677,235
Money Markets - 6.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	783,649	-	-	51,480,889
Total Affiliated Investments - 6.7%	$796,145	$-	$-	$55,158,124

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 6.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	916,980	31,732,467	(28,972,212)	3,677,235
Money Markets - 6.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	35,481,236	480,656,653	(464,657,000)	51,480,889

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	4/17/19	(24,000)	$31,472	$194
Euro	4/17/19	(6,435,000)	7,324,056	96,445

				96,639
Barclays Capital Inc:
British Pound	4/17/19	(136,000)	178,448	1,208
Euro	4/17/19	755,000	(861,737)	(13,743)

				(12,535)
BNP Paribas:
Euro	4/17/19	(755,000)	861,338	13,343
Citibank NA:
British Pound	4/17/19	(652,900)	857,306	6,421
Euro	4/17/19	(5,248,400)	5,991,880	97,023

				103,444
HSBC Securities (USA) Inc:
British Pound	4/17/19	(870,000)	1,139,629	5,811

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Euro	4/17/19	15,000	$(17,090)	(243)

				5,568
JPMorgan Chase & Co:
British Pound	4/17/19	(3,103,500)	4,063,761	19,158
Euro	4/17/19	(5,013,400)	5,689,982	59,073

				78,231
Total				$284,690

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	262	6/19/19	$32,545,313	$61,406	$(73,688)
5-Year US Treasury Note	1,456	6/28/19	168,645,750	1,540,464	(329,876)
90 Day Euro	75	12/16/19	18,294,375	143,438	(9,375)
90 Day Euro	75	3/16/20	18,315,938	167,813	(14,063)
90 Day Euro	75	6/15/20	18,332,813	185,625	(15,938)
90 Day Euro	75	9/14/20	18,345,000	196,875	(15,000)
Ultra Long Term US Treasury Bond	79	6/19/19	13,272,000	511,648	(29,625)
US Treasury Long Bond	56	6/19/19	8,380,750	233,187	(21,000)
Total - Futures Purchased				3,040,456	(508,565)
Futures Sold:
2-Year US Treasury Note	174	6/28/19	(37,078,313)	(133,219)	38,063
Ultra 10-Year US Treasury Note	164	6/19/19	(21,776,125)	(467,656)	46,125
Total - Futures Sold				(600,875)	84,188
Total				$2,439,581	$(424,377)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Credit default swaps, long	$ 112,987
Credit default swaps, short	108,846
Forward foreign currency exchange contracts, purchased	529,644
Forward foreign currency exchange contracts, sold	14,218,840
Futures contracts, purchased	133,867,755
Futures contracts, sold	54,249,594

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $346,699,080, which represents 42.3% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2019)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Banco La Hipotecaria SA, 5.5000%, 9/15/23	11/27/18	$5,700,000	$5,757,000	0.7%
Castlelake Aircraft Securitization Trust 2018-1, 0%, 6/15/43	9/14/18	1,000,000	1,000,000	0.1
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.5000%, 2/15/23	1/24/18	266,804	278,079	0.0
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.6000%, 4.0855%, 11/25/50	11/29/17	2,102,000	2,097,433	0.3
Mural Lofts Loan, 8.9500%, 5/3/21	7/13/17	1,945,000	1,945,000	0.3
Quiksilver Inc Bankruptcy Equity Certificate, 0%,	5/27/16	10,390	20,466	0.0
Sofi Professional Loan Program 2018-D Trust, 0%, 2/25/48	9/20/18	2,618,200	2,618,200	0.3

Sofi Professional Loan Program 2019-B Trust, 0%, 9/15/38	3/28/19	2,497,807	2,497,807	0.3
Thunderbolt II Aircraft Lease Ltd, 0%, 9/15/38	7/20/18	860,461	684,800	0.1
Total		$17,000,662	$16,898,785	2.1%

The Fund has registration rights for certain restricted securities held as of March 31, 2019. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$217,977,307	$-
Bank Loans and Mezzanine Loans	-	102,797,066	-
Corporate Bonds	-	357,779,004	-
Mortgage-Backed Securities	-	94,810,583	-
United States Treasury Notes/Bonds	-	21,853,169	-
Common Stocks	5,333,411	-	-
Preferred Stocks
Specialty Retail	-	-	20,466
All Others	-	8,137,988	-
Investment Companies	-	55,158,124	-
Total Investments in Securities	$5,333,411	$858,513,241	$20,466
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	298,676	-
Variation Margin Receivable	84,188	-	-
Total Assets	$5,417,599	$858,811,917	$20,466
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$13,986	$-
Variation Margin Payable	508,565	-	-
Total Liabilities	$508,565	$13,986	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2019.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

There were no credit default swaps held at March 31, 2019.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital  believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the

SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of the Fund’s filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Select Value Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – 95.1%
Aerospace & Defense – 2.8%
BWX Technologies Inc	20,506	$1,016,687
United Technologies Corp	4,625	596,116
		1,612,803
Banks – 11.2%
Cadence BanCorp	54,460	1,010,233
Citigroup Inc	16,749	1,042,123
Citizens Financial Group Inc	33,118	1,076,335
Pinnacle Financial Partners Inc	13,486	737,684
US Bancorp	32,611	1,571,524
Wells Fargo & Co	22,344	1,079,662
		6,517,561
Beverages – 2.8%
PepsiCo Inc	13,337	1,634,449
Biotechnology – 1.5%
Gilead Sciences Inc	13,658	887,907
Building Products – 0.5%
AO Smith Corp	5,516	294,113
Capital Markets – 1.9%
Cohen & Steers Inc	26,169	1,106,164
Chemicals – 2.0%
NewMarket Corp	2,712	1,175,815
Commercial Services & Supplies – 2.7%
UniFirst Corp/MA	6,322	970,427
Waste Connections Inc	7,143	632,798
		1,603,225
Consumer Finance – 2.2%
Discover Financial Services	12,469	887,294
Synchrony Financial	11,679	372,560
		1,259,854
Containers & Packaging – 0.9%
Graphic Packaging Holding Co	42,223	533,276
Diversified Financial Services – 2.5%
Berkshire Hathaway Inc*	7,396	1,485,782
Electric Utilities – 3.8%
Entergy Corp	3,403	325,429
Evergy Inc	12,178	706,933
Exelon Corp	13,799	691,744
PPL Corp	16,166	513,109
		2,237,215
Electrical Equipment – 2.9%
Generac Holdings Inc*	17,251	883,769
Thermon Group Holdings Inc*	32,070	786,036
		1,669,805
Energy Equipment & Services – 2.1%
Mammoth Energy Services Inc	21,140	351,981
Schlumberger Ltd	19,748	860,420
		1,212,401
Equity Real Estate Investment Trusts (REITs) – 9.7%
Equity Commonwealth	50,854	1,662,417
Equity LifeStyle Properties Inc	13,964	1,596,085
Lamar Advertising Co	24,849	1,969,532
Weyerhaeuser Co	17,829	469,616
		5,697,650
Food & Staples Retailing – 2.0%
Casey's General Stores Inc	9,167	1,180,435
Health Care Providers & Services – 5.1%
Laboratory Corp of America Holdings*	19,473	2,978,980
Hotels, Restaurants & Leisure – 2.8%
Cedar Fair LP	30,861	1,623,906
Household Products – 3.0%
Colgate-Palmolive Co	25,381	1,739,614
Information Technology Services – 1.2%
Cognizant Technology Solutions Corp	9,646	698,853
Insurance – 4.6%
Chubb Ltd	10,953	1,534,296
RenaissanceRe Holdings Ltd	8,156	1,170,386
		2,704,682

Shares or Principal Amounts		Value
Common Stocks – (continued)
Interactive Media & Services – 3.2%
Alphabet Inc - Class A*	1,594	$1,875,963
Machinery – 1.5%
Donaldson Co Inc	10,017	501,451
Lincoln Electric Holdings Inc	4,238	355,441
		856,892
Oil, Gas & Consumable Fuels – 3.8%
Cimarex Energy Co	6,432	449,597
Noble Energy Inc	17,947	443,829
Occidental Petroleum Corp	19,825	1,312,415
		2,205,841
Pharmaceuticals – 7.9%
Johnson & Johnson	11,919	1,666,157
Merck & Co Inc	19,118	1,590,044
Pfizer Inc	32,028	1,360,229
		4,616,430
Road & Rail – 1.0%
Union Pacific Corp	3,610	603,592
Semiconductor & Semiconductor Equipment – 2.2%
Analog Devices Inc	5,391	567,511
MKS Instruments Inc	7,890	734,164
		1,301,675
Software – 7.3%
Check Point Software Technologies Ltd*	6,969	881,509
Microsoft Corp	4,039	476,360
Oracle Corp	33,126	1,779,197
Synopsys Inc*	9,820	1,130,773
		4,267,839
Total Common Stocks (cost $51,130,180)		55,582,722
Repurchase Agreements – 4.6%
Undivided interest of 2.8% in a joint repurchase agreement (principal amount $97,400,000 with a maturity value of $97,418,750) with ING Financial Markets LLC, 2.3100%, dated 3/29/19, maturing 4/1/19 to be repurchased at $2,700,520 collateralized by $100,362,331 in U.S. Treasuries 0% - 2.6250%, 8/15/19 - 5/15/46 with a value of $99,367,125 (cost $2,700,000)	$2,700,000	2,700,000
Total Investments (total cost $53,830,180) – 99.7%		58,282,722
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		147,418
Net Assets – 100%		$58,430,140

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$57,401,213	98.5%
Israel	881,509	1.5

Total	$58,282,722	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

	Level 2 -	Level 3 -
Level 1 -	Other Significant	Significant

	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$55,582,722	$-	$-
Repurchase Agreements	-	2,700,000	-
Total Assets	$55,582,722	$2,700,000	$-

Organization and Significant Accounting Policies

Janus Henderson Select Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 13.0%
Capital One Multi-Asset Execution Trust, 1.9900%, 7/17/23	$19,433,000	$19,271,362
Cazenovia Creek Funding II LLC, 3.5607%, 7/15/30 (144A)	16,028,038	15,995,287
Cenovus Energy Inc, 5.7000%, 10/15/19	68,077	69,051
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	82,844	82,771
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	151,903	151,650
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	284,504	283,574
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	1,050,259	1,042,542
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	287,782	286,955
Conn's Receivables Funding 2017-B LLC, 4.5200%, 4/15/21 (144A)	2,414,023	2,421,996
Conn's Receivables Funding 2018-A LLC, 3.2500%, 1/15/23 (144A)	1,090,857	1,092,441
DBJPM 16-C3 Mortgage Trust, 1.5020%, 8/10/49	1,975,302	1,943,134
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	10,576,930	10,448,949
Exeter Automobile Receivables Trust 2018-4, 3.6400%, 11/15/22 (144A)	2,984,000	3,008,854
First Investors Auto Owner Trust, 2.8400%, 5/16/22 (144A)	2,267,913	2,267,579
Foursight Capital Automobile Receivables Trust 2018-2,
3.6400%, 5/15/23 (144A)	2,403,000	2,432,627
Foursight Capital Automobile Receivables Trust 2018-2,
3.8000%, 11/15/23 (144A)	1,391,000	1,417,921
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 2.2000%, 4.6855%, 2/25/24‡	4,257,911	4,330,329
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.8500%, 4.3355%, 10/25/27‡	1,345,504	1,359,626
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	9,732,000	9,656,685
Golden Credit Card Trust, 2.6200%, 1/15/23 (144A)	8,707,000	8,694,098
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	147,067	146,760
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	186,046	185,551
Hertz Fleet Lease Funding LP,
ICE LIBOR USD 1 Month + 0.5000%, 2.9928%, 5/10/32 (144A)‡	7,038,000	7,037,989
Hertz Fleet Lease Funding LP, 3.2300%, 5/10/32 (144A)	5,748,000	5,759,857
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	251,775	250,933
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	1,991,742	1,972,856
OSCAR US Funding Trust VII LLC, 2.4500%, 12/10/21 (144A)	6,221,000	6,183,419
OSCAR US Funding Trust VII LLC, 2.7600%, 12/10/24 (144A)	6,221,000	6,186,635
Permanent Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3800%, 3.1673%, 7/15/58 (144A)‡	4,516,000	4,507,234
Prestige Auto Receivables Trust 2018-1, 3.7500%, 10/15/24 (144A)	1,689,000	1,719,836
Progress Residential 2015-SFR2 Trust, 5.0690%, 6/12/32 (144A)	6,639,000	6,640,666
PSNH Funding LLC 3, 3.0940%, 2/1/26	8,461,759	8,555,279
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	1,265,088	1,264,737
Santander Drive Auto Receivables Trust 2016-1, 3.0900%, 4/15/22	852,214	852,737
Santander Drive Auto Receivables Trust 2016-2, 2.6600%, 11/15/21	2,076,039	2,075,024
Santander Drive Auto Receivables Trust 2016-3, 2.4600%, 3/15/22	4,415,000	4,404,861
Santander Drive Auto Receivables Trust 2018-5, 3.5200%, 12/15/22	3,982,000	4,021,108
Santander Prime Auto Issuance Notes Trust 2018-A, 5.0400%, 9/15/25 (144A)	6,528,792	6,601,020
Silverstone Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3900%, 3.1658%, 1/21/70 (144A)‡	3,296,000	3,281,646
United Auto Credit Securitization Trust 2018-1, 3.0500%, 9/10/21 (144A)	2,904,000	2,905,329
Verizon Owner Trust 2019-A, 2.9300%, 9/20/23	4,125,000	4,156,222
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	850,048	843,541
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	1,087,352	1,080,322
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 9/15/48	396,951	395,473
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $167,570,315)		167,286,466
Bank Loans and Mezzanine Loans – 1.7%
Communications – 1.3%
Charter Communications Operating LLC,
ICE LIBOR USD 1 Month + 2.0000%, 4.5000%, 4/30/25‡	16,698,858	16,573,617
Consumer Non-Cyclical – 0.4%
HCA Inc, ICE LIBOR USD 1 Month + 2.0000%, 4.4986%, 3/13/25‡	5,174,532	5,166,460
Electric – 0%
NRG Energy Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2486%, 6/30/23(a),‡	104,043	102,731
Total Bank Loans and Mezzanine Loans (cost $21,960,737)		21,842,808
Corporate Bonds – 55.0%
Banking – 14.1%
Bank of America Corp, 2.1510%, 11/9/20	10,856,000	10,746,593
Bank of America Corp, 2.5030%, 10/21/22	15,333,000	15,144,404
Bank of Montreal, 3.3000%, 2/5/24	3,586,000	3,625,132
Capital One Financial Corp, 2.4000%, 10/30/20	5,608,000	5,576,608
Citibank NA, 1.8500%, 9/18/19	8,345,000	8,311,914

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Citibank NA, ICE LIBOR USD 3 Month + 0.3200%, 3.0563%, 5/1/20‡	$11,587,000	$11,598,425
Citigroup Inc, 2.4500%, 1/10/20	24,745,000	24,690,943
Citizens Bank NA/Providence RI, 2.2500%, 3/2/20	5,185,000	5,160,602
First Republic Bank/CA, 2.3750%, 6/17/19	1,100,000	1,098,918
Goldman Sachs Group Inc, 2.7500%, 9/15/20	10,318,000	10,305,398
Goldman Sachs Group Inc, 3.0000%, 4/26/22	7,033,000	7,029,602
JPMorgan Chase & Co, 2.2950%, 8/15/21	20,623,000	20,387,640
National Australia Bank Ltd/New York, 2.2500%, 1/10/20	5,932,000	5,909,525
National Australia Bank Ltd/New York, 2.1250%, 5/22/20	10,573,000	10,504,654
PNC Bank NA, 2.0000%, 5/19/20	15,549,000	15,450,651
Synchrony Financial, 3.0000%, 8/15/19	6,075,000	6,076,503
Toronto-Dominion Bank, 2.5500%, 1/25/21	13,705,000	13,688,380
UBS AG/London, 2.4500%, 12/1/20 (144A)	6,029,000	5,994,870
		181,300,762
Basic Industry – 5.5%
Allegheny Technologies Inc, 5.9500%, 1/15/21	10,128,000	10,381,200
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	3,452,000	3,485,139
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	209,000	209,585
ArcelorMittal, 5.1250%, 6/1/20	5,964,000	6,098,466
ArcelorMittal, 5.5000%, 3/1/21	1,162,000	1,214,116
CF Industries Inc, 7.1250%, 5/1/20	17,154,000	17,904,487
CF Industries Inc, 3.4000%, 12/1/21 (144A)	1,045,000	1,045,111
Freeport-McMoRan Inc, 3.5500%, 3/1/22	7,828,000	7,739,935
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	1,183,000	1,229,764
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	279,000	288,416
INVISTA Finance LLC, 4.2500%, 10/15/19 (144A)	5,242,000	5,263,813
Sherwin-Williams Co, 2.2500%, 5/15/20	5,822,000	5,787,949
Steel Dynamics Inc, 5.1250%, 10/1/21	10,035,000	10,122,806
		70,770,787
Brokerage – 1.4%
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 2.9613%, 5/21/21‡	7,936,000	7,932,854
E*TRADE Financial Corp, 2.9500%, 8/24/22	9,923,000	9,903,916
		17,836,770
Capital Goods – 8.1%
Arconic Inc, 6.1500%, 8/15/20	10,590,000	10,947,942
Arconic Inc, 5.4000%, 4/15/21	8,623,000	8,892,900
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	1,552,000	1,552,000
Ball Corp, 4.3750%, 12/15/20	21,688,000	22,013,320
Bemis Co Inc, 6.8000%, 8/1/19	2,040,000	2,064,365
CNH Industrial Capital LLC, 4.3750%, 4/5/22	4,384,000	4,496,230
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.2900%, 2.9870%, 5/11/20‡	1,054,000	1,055,766
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.3800%, 3.0770%, 5/11/21‡	1,054,000	1,058,474
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	8,870,000	9,091,750
Northrop Grumman Corp, 2.0800%, 10/15/20	11,403,000	11,297,928
Rockwell Collins Inc, 1.9500%, 7/15/19	2,996,000	2,988,423
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	11,310,000	11,762,400
Vulcan Materials Co, ICE LIBOR USD 3 Month + 0.6500%, 3.2761%, 3/1/21‡	16,177,000	16,160,820
		103,382,318
Communications – 1.9%
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.5790%, 7/23/20	7,920,000	7,978,370
Lamar Media Corp, 5.0000%, 5/1/23	136,000	137,870
Sirius XM Radio Inc, 3.8750%, 8/1/22 (144A)	264,000	262,020
TEGNA Inc, 5.1250%, 10/15/19	2,031,000	2,036,078
T-Mobile USA Inc, 6.0000%, 3/1/23	7,906,000	8,123,415
T-Mobile USA Inc, 6.3750%, 3/1/25	4,439,000	4,622,331
Zayo Group LLC / Zayo Capital Inc, 6.0000%, 4/1/23	1,415,000	1,432,688
		24,592,772
Consumer Cyclical – 4.2%
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	1,308,000	1,319,445
Ford Motor Credit Co LLC, 5.5960%, 1/7/22	13,073,000	13,487,127
General Motors Financial Co Inc, 2.6500%, 4/13/20	6,348,000	6,322,570
GLP Capital LP / GLP Financing II Inc, 4.8750%, 11/1/20	2,023,000	2,061,437
Hyundai Capital America,
ICE LIBOR USD 3 Month + 0.9400%, 3.7439%, 7/8/21 (144A)‡	7,791,000	7,789,451
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	740,000	762,200
Lennar Corp, 4.7500%, 4/1/21	4,350,000	4,431,562
M/I Homes Inc, 6.7500%, 1/15/21	4,057,000	4,112,784
Meritage Homes Corp, 7.1500%, 4/15/20	9,504,000	9,836,640
MGM Resorts International, 5.2500%, 3/31/20	1,734,000	1,766,513
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	2,039,000	2,041,549

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Schaeffler Finance BV, 4.7500%, 5/15/23 (144A)	$506,000	$512,578
		54,443,856
Consumer Non-Cyclical – 6.7%
Becton Dickinson and Co, 2.1330%, 6/6/19	5,206,000	5,199,290
Becton Dickinson and Co, 2.4040%, 6/5/20	6,197,000	6,153,192
Cardinal Health Inc, 1.9480%, 6/14/19	5,667,000	5,656,840
Constellation Brands Inc, 3.8750%, 11/15/19	6,451,000	6,484,906
Constellation Brands Inc, 3.7500%, 5/1/21	5,111,000	5,195,638
Elanco Animal Health Inc, 3.9120%, 8/27/21 (144A)	2,780,000	2,826,783
GlaxoSmithKline Capital PLC, 2.8750%, 6/1/22	12,841,000	12,913,730
HCA Inc, 4.2500%, 10/15/19	1,886,000	1,895,674
Molson Coors Brewing Co, 2.2500%, 3/15/20	9,690,000	9,628,027
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	11,678,000	11,627,502
Tenet Healthcare Corp, 4.7500%, 6/1/20	1,045,000	1,058,063
Teva Pharmaceutical Finance Co BV, 3.6500%, 11/10/21	6,013,000	5,893,951
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	1,483,000	1,476,143
Zimmer Biomet Holdings Inc, 2.7000%, 4/1/20	10,055,000	10,030,371
		86,040,110
Electric – 1.0%
Dominion Energy Inc, 1.6000%, 8/15/19	6,213,000	6,183,613
Vistra Energy Corp, 7.6250%, 11/1/24	6,067,000	6,415,974
		12,599,587
Energy – 5.1%
Antero Resources Corp, 5.3750%, 11/1/21	2,431,000	2,440,116
EnLink Midstream Partners LP, 2.7000%, 4/1/19	7,782,000	7,782,000
Enterprise Products Operating LLC, 2.8500%, 4/15/21	8,653,000	8,656,205
Kinder Morgan Inc/DE, 3.0500%, 12/1/19	25,395,000	25,400,587
Kinder Morgan Inc/DE, ICE LIBOR USD 3 Month + 1.2800%, 4.0673%, 1/15/23‡	9,401,000	9,432,913
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	7,107,000	7,195,837
NuStar Logistics LP, 4.8000%, 9/1/20	3,097,000	3,135,713
Western Gas Partners LP, 5.3750%, 6/1/21	1,278,000	1,324,955
		65,368,326
Insurance – 0.5%
Centene Corp, 5.6250%, 2/15/21	5,820,000	5,907,300
Multi-Utilities – 0.6%
Sempra Energy, ICE LIBOR USD 3 Month + 0.2500%, 3.0373%, 7/15/19‡	5,905,000	5,896,497
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 3.2873%, 1/15/21‡	1,659,000	1,645,046
		7,541,543
Owned No Guarantee – 0.4%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	2,784,000	2,794,155
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	2,573,000	2,585,386
		5,379,541
Real Estate Investment Trusts (REITs) – 0.6%
SL Green Operating Partnership LP,
ICE LIBOR USD 3 Month + 0.9800%, 3.6629%, 8/16/21‡	7,496,000	7,461,518
Technology – 4.7%
Analog Devices Inc, 2.9500%, 1/12/21	11,782,000	11,817,310
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.3750%, 1/15/20	8,159,000	8,118,301
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.2000%, 1/15/21	15,196,000	14,959,899
EMC Corp, 2.6500%, 6/1/20	15,014,000	14,902,103
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	5,982,000	6,011,910
Total System Services Inc, 3.8000%, 4/1/21	3,925,000	3,985,653
		59,795,176
Transportation – 0.2%
United Continental Holdings Inc, 6.0000%, 12/1/20	1,859,000	1,921,741
Total Corporate Bonds (cost $705,838,843)		704,342,107
United States Treasury Notes/Bonds – 28.9%
2.6250%, 7/31/20	13,568,000	13,612,520
2.6250%, 8/31/20	59,514,900	59,728,864
2.7500%, 9/30/20	51,232,000	51,532,188
2.8750%, 10/31/20	41,664,000	42,007,403
2.7500%, 11/30/20	81,711,000	82,272,763
2.5000%, 12/31/20	15,431,000	15,479,825
2.5000%, 2/28/21	87,171,000	87,521,727
2.7500%, 8/15/21	15,203,000	15,375,221
2.8750%, 10/15/21	990,000	1,005,275
2.6250%, 12/15/21	2,271,000	2,294,508
Total United States Treasury Notes/Bonds (cost $368,620,528)		370,830,294

Shares or Principal Amounts		Value
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£ (cost $8,521,026)	8,521,026	$8,521,026
Total Investments (total cost $1,272,511,449) – 99.3%		1,272,822,701
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		8,923,346
Net Assets – 100%		$1,281,746,047

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,152,948,498	90.6%
Canada	36,021,762	2.8
United Kingdom	17,514,821	1.4
Australia	16,414,179	1.3
Switzerland	12,604,175	1.0
Japan	12,370,054	1.0
Israel	7,370,094	0.6
Luxembourg	7,312,582	0.6
Netherlands	4,507,234	0.3
South Africa	3,694,724	0.3
Ireland	1,552,000	0.1
Germany	512,578	0.0

Total	$1,272,822,701	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	$279,620	$-	$-	$8,521,026

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	8,486,000	649,102,879	(649,067,853)	8,521,026

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value
Futures contracts, sold	$ 7,748,692

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $180,964,785, which represents 14.1% of net assets.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$167,286,466	$-
Bank Loans and Mezzanine Loans	-	21,842,808	-
Corporate Bonds	-	704,342,107	-
United States Treasury Notes/Bonds	-	370,830,294	-
Investment Companies	-	8,521,026	-
Total Assets	$-	$1,272,822,701	$-

Organization and Significant Accounting Policies

Janus Henderson Short-Term Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

There were no futures held at March 31, 2019.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – 94.2%
Aerospace & Defense – 1.8%
BWX Technologies Inc	651,787	$32,315,599
National Presto Industries Inc	209,463	22,737,209
		55,052,808
Auto Components – 0.9%
Dorman Products Inc*	310,228	27,327,985
Banks – 18.1%
BancFirst Corp	426,719	22,253,396
Bank of Hawaii Corp	598,192	47,179,403
Cadence BanCorp	3,287,305	60,979,508
Carolina Financial Corp£	1,164,492	40,279,778
FB Financial Corp	756,957	24,040,954
Fulton Financial Corp	2,100,614	32,517,505
Hancock Whitney Corp	1,141,940	46,134,376
HomeTrust Bancshares Inc	528,288	13,312,858
Independent Bank Corp/Rockland MA	273,063	22,120,834
Pacific Premier Bancorp Inc	1,410,355	37,416,718
Pinnacle Financial Partners Inc	569,649	31,159,800
Prosperity Bancshares Inc	848,594	58,603,902
Union Bankshares Corp	1,925,400	62,248,182
United Community Banks Inc/GA	1,616,655	40,303,209
		538,550,423
Capital Markets – 1.2%
Cohen & Steers Inc	831,356	35,141,418
Chemicals – 4.3%
Innospec Inc	200,699	16,728,262
NewMarket Corp	142,789	61,907,599
Valvoline Inc	482,132	8,948,370
Westlake Chemical Partners LP	1,763,341	40,045,474
		127,629,705
Commercial Services & Supplies – 3.5%
UniFirst Corp/MA	668,193	102,567,625
Communications Equipment – 1.0%
Ituran Location and Control Ltd	557,673	19,044,533
Silicom Ltd*	273,474	10,460,381
		29,504,914
Containers & Packaging – 2.7%
Graphic Packaging Holding Co	4,798,368	60,603,388
Sonoco Products Co	310,941	19,132,200
		79,735,588
Diversified Consumer Services – 0.4%
Weight Watchers International Inc*	647,090	13,038,864
Electrical Equipment – 3.7%
Encore Wire Corp	512,263	29,311,689
Generac Holdings Inc*	869,042	44,521,022
Thermon Group Holdings Inc*	1,497,428	36,701,960
		110,534,671
Electronic Equipment, Instruments & Components – 3.0%
Avnet Inc	1,204,936	52,258,074
Celestica Inc*	4,215,982	35,625,048
		87,883,122
Energy Equipment & Services – 2.7%
Apergy Corp*	849,606	34,884,822
Keane Group Inc*	2,102,598	22,897,292
Mammoth Energy Services Inc	1,339,407	22,301,127
		80,083,241
Equity Real Estate Investment Trusts (REITs) – 9.7%
Empire State Realty Trust Inc	1,396,698	22,067,828
Equity Commonwealth	2,342,511	76,576,685
Physicians Realty Trust	2,985,820	56,163,274
STAG Industrial Inc	2,172,387	64,411,275
Sun Communities Inc	576,622	68,341,239
		287,560,301
Food & Staples Retailing – 1.3%
Casey's General Stores Inc	189,924	24,456,513
Ingles Markets Inc	516,703	14,271,337
		38,727,850
Food Products – 6.0%
Cal-Maine Foods Inc	305,623	13,639,954

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – (continued)
Hostess Brands Inc*	1,334,835	$16,685,438
Nomad Foods Ltd*	3,924,354	80,253,039
Sanderson Farms Inc	194,232	25,607,547
Seaboard Corp	9,802	41,998,629
		178,184,607
Hotels, Restaurants & Leisure – 3.4%
Cedar Fair LP	1,838,775	96,756,340
Century Casinos Inc*	521,942	4,728,795
		101,485,135
Information Technology Services – 1.4%
Euronet Worldwide Inc*	284,563	40,575,838
Insurance – 8.0%
Argo Group International Holdings Ltd	870,185	61,487,272
First American Financial Corp	588,998	30,333,397
Hanover Insurance Group Inc	696,212	79,486,524
RenaissanceRe Holdings Ltd	454,851	65,271,118
		236,578,311
Leisure Products – 1.2%
Acushnet Holdings Corp	1,595,090	36,910,383
Life Sciences Tools & Services – 0.1%
Cambrex Corp*	60,088	2,334,419
Machinery – 2.6%
Lincoln Electric Holdings Inc	530,161	44,464,603
Trinity Industries Inc	1,449,292	31,493,115
		75,957,718
Metals & Mining – 0.8%
Commercial Metals Co	1,349,035	23,041,518
Multi-Utilities – 4.0%
Black Hills Corp	945,303	70,018,593
NorthWestern Corp	674,232	47,472,675
		117,491,268
Oil, Gas & Consumable Fuels – 1.9%
Delek US Holdings Inc	679,285	24,739,560
Jagged Peak Energy Inc*	2,963,145	31,024,128
		55,763,688
Pharmaceuticals – 0.2%
Phibro Animal Health Corp	213,422	7,042,926
Road & Rail – 1.7%
Ryder System Inc	808,516	50,119,907
Semiconductor & Semiconductor Equipment – 1.4%
Advanced Energy Industries Inc*	838,375	41,650,470
Software – 0.9%
Nice Ltd (ADR)*	227,717	27,897,610
Textiles, Apparel & Luxury Goods – 1.7%
Carter's Inc	258,232	26,027,203
Movado Group Inc	659,252	23,983,588
		50,010,791
Thrifts & Mortgage Finance – 2.9%
Merchants Bancorp/IN	930,841	20,013,081
Washington Federal Inc	1,291,711	37,317,531
WSFS Financial Corp	728,274	28,111,376
		85,441,988
Trading Companies & Distributors – 1.7%
GATX Corp	677,084	51,708,905
Total Common Stocks (cost $2,528,342,748)		2,795,533,997
Investment Companies – 1.2%
Open-End Fund – 1.2%
Boyd Group Income Fund (cost $23,164,050)	338,341	34,819,092
Repurchase Agreements – 4.2%
Undivided interest of 35.9% in a joint repurchase agreement (principal amount $97,400,000 with a maturity value of $97,418,750) with ING Financial Markets LLC, 2.3100%, dated 3/29/19, maturing 4/1/19 to be repurchased at $35,006,738 collateralized by $100,362,331 in U.S. Treasuries 0% - 2.6250%, 8/15/19 - 5/15/46 with a value of $99,367,125	$35,000,000	35,000,000
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,020,333) with ING Financial Markets LLC, 2.4400%, dated 3/29/19, maturing 4/1/19 to be repurchased at $50,010,167 collateralized by $101,795,102 in U.S. Treasuries 0% - 3.0000%, 4/18/19 - 2/15/49 with a value of $102,020,791	50,000,000	50,000,000

Shares or Principal Amounts		Value
Repurchase Agreements – (continued)
Undivided interest of 40.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,020,417) with Royal Bank of Canada, NY Branch, 2.4500%, dated 3/29/19, maturing 4/1/19 to be repurchased at $40,008,167 collateralized by $102,088,800 in U.S. Treasuries 2.1250%, 5/15/25 with a value of $102,020,913	$40,000,000	$40,000,000
Total Repurchase Agreements (cost $125,000,000)		125,000,000
Total Investments (total cost $2,676,506,798) – 99.6%		2,955,353,089
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		11,200,535
Net Assets – 100%		$2,966,553,624

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,747,253,386	93.0%
United Kingdom	80,253,039	2.7
Canada	70,444,140	2.4
Israel	57,402,524	1.9

Total	$2,955,353,089	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Common Stocks – 1.4%
Banks - 1.4%
Access National Corp	$336,901	$-	$(2,404,119)	$-
Carolina Financial Corp	245,008	-	(8,276,754)	40,279,778
Total Banks	$581,909	$-	$(10,680,873)	$40,279,778
Chemicals – N/A
Westlake Chemical Partners LPš	2,071,746	-	(2,983,190)	N/A
Communications Equipment - N/A
Silicom Ltd*,š	-	(639,442)	(410,176)	N/A
Electrical Equipment – N/A
Encore Wire Corpš	60,160	6,667,789	2,559,102	N/A
Thermon Group Holdings Inc*,š	-	1,782,295	1,405,301	N/A
Total Electrical Equipment	$2,131,906	$7,810,642	$3,964,403	$-
Food & Staples Retailing - N/A
Ingles Markets Incš	365,565	1,408,988	(3,741,117)	N/A
Total Affiliated Investments – 1.4%	$3,079,380	$9,219,630	$(13,850,953)	$40,279,778

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Common Stocks – 1.4%
Banks - 1.4%
Access National Corp	914,517	166,373	(1,080,890)Đ	-
Carolina Financial Corp	961,722	202,770	-	1,164,492
Chemicals – N/A
Westlake Chemical Partners LPš	1,514,816	248,525	-	1,763,341

Common Stocks – 1.4%
Communications Equipment - N/A
Silicom Ltd*,š	-	401,738	(128,264)	273,474
Electrical Equipment – N/A
Encore Wire Corpš	1,104,162	-	(591,899)	512,263
Thermon Group Holdings Inc*,š	1,785,623	133,190	(421,385)	1,497,428
Food & Staples Retailing - N/A
Ingles Markets Incš	825,741	-	(309,038)	516,703

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of March 31, 2019.
Đ	All or a portion is the result of a corporate action.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,795,533,997	$-	$-
Investment Companies	34,819,092	-	-
Repurchase Agreements	-	125,000,000	-
Total Assets	$2,830,353,089	$125,000,000	$-

Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Strategic Income Fund

Schedule of Investments (unaudited)

March 31, 2019

Principal or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 0.5%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 2.7500%, 3/15/24	3,840,000	EUR	$4,408,390
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40	339,408	GBP	529,201
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $4,936,780)			4,937,591
Bank Loans and Mezzanine Loans – 1.2%
Basic Industry – 0.2%
SIG Combibloc PurchaseCo Sarl,
ICE LIBOR USD 3 Month + 2.5000%, 2.5000%, 10/2/25‡	1,700,000	EUR	1,910,960
Communications – 0.4%
McAfee LLC, ICE LIBOR USD 3 Month + 3.5000%, 3.5000%, 9/30/24‡	985,050	EUR	1,103,455
McAfee LLC, ICE LIBOR USD 1 Month + 3.7500%, 6.2486%, 9/30/24‡	2,142,837		2,139,258
			3,242,713
Consumer Non-Cyclical – 0.6%
Ceva Sante Animale SA,
Euro Interbank Offered Rate 3 Month + 3.0000%, 3.0000%, 6/30/21‡	2,640,160	EUR	2,956,684
Froneri International Ltd,
ICE LIBOR USD 1 Month + 2.7500%, 3.4809%, 1/31/25‡	2,244,543	GBP	2,893,620
			5,850,304
Total Bank Loans and Mezzanine Loans (cost $11,633,099)			11,003,977
Corporate Bonds – 56.8%
Banking – 5.9%
Bank of America Corp, 3.3000%, 8/5/21	5,870,000	AUD	4,249,427
Bank of America Corp,
Canada Bankers Acceptances 3 Month + 1.2020%, 3.4070%, 9/20/25‡	2,500,000	CAD	1,911,072
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	4,600,000		4,592,180
Citigroup Inc, 3.7500%, 5/4/21	7,216,000	AUD	5,261,689
Cooperatieve Rabobank UA/Australia, 4.2500%, 5/12/26	3,000,000	AUD	2,309,665
Credit Suisse AG/Sydney, 3.5000%, 4/29/20	4,830,000	AUD	3,473,660
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	3,898,311
HBOS Sterling Finance Jersey LP,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.4000%, 7.8810%‡,µ	1,909,000	GBP	3,603,039
JPMorgan Chase & Co, 4.5000%, 1/30/26	5,170,000	AUD	4,004,736
Lloyds Banking Group PLC,
ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)‡,µ	5,486,000		5,609,435
Morgan Stanley, 3.1250%, 8/5/21	4,000,000	CAD	3,042,179
Morgan Stanley, 5.0000%, 9/30/21	5,000,000	AUD	3,767,661
RBS Capital Trust II, ICE LIBOR USD 3 Month + 1.9425%, 6.4250%‡,µ	1,514,000		1,856,543
Royal Bank of Scotland Group PLC,
ICE LIBOR USD 3 Month + 2.5000%, 7.6480%‡,µ	971,000		1,221,033
Wells Fargo & Co, 3.0000%, 1/22/21	3,500,000		3,515,436
Wells Fargo & Co, 3.7000%, 7/27/26	6,000,000	AUD	4,440,473
			56,756,539
Capital Goods – 1.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 2/15/25 (144A)	860,000		860,000
Berry Global Inc, 6.0000%, 10/15/22	3,154,000		3,248,620
Berry Global Inc, 5.1250%, 7/15/23	902,000		915,530
Lockheed Martin Corp, 3.5500%, 1/15/26	4,010,000		4,140,000
Silgan Holdings Inc, 4.7500%, 3/15/25	1,125,000		1,103,906
			10,268,056
Communications – 9.0%
American Tower Corp, 3.6000%, 1/15/28	4,180,000		4,123,446
Arqiva Broadcast Finance PLC, 6.7500%, 9/30/23	1,600,000	GBP	2,213,223
AT&T Inc, 2.4500%, 6/30/20	3,500,000		3,485,095
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/23 (144A)	1,300,000		1,330,537
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	418,000		433,800
Comcast Corp, 3.3750%, 8/15/25	2,342,000		2,374,202
Comcast Corp, 3.9500%, 10/15/25	4,088,000		4,277,119
Comcast Corp, 4.1500%, 10/15/28	5,708,000		6,017,908
Crown Castle International Corp, 3.2000%, 9/1/24	676,000		671,222
Crown Castle International Corp, 3.6500%, 9/1/27	2,810,000		2,765,584
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		1,979,845
Deutsche Telekom International Finance BV, 2.2250%, 1/17/20 (144A)	2,820,000		2,804,255
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	2,800,000	EUR	3,237,314
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	3,815,000		3,929,450
Orange SA, 1.0000%, 5/12/25	1,700,000	EUR	1,966,141
Orange SA, 1.3750%, 1/16/30	5,500,000	EUR	6,263,306
Sirius XM Radio Inc, 6.0000%, 7/15/24 (144A)	4,550,000		4,714,937
Sirius XM Radio Inc, 5.3750%, 4/15/25 (144A)	2,315,000		2,375,769
Sky Ltd, 2.5000%, 9/15/26	1,015,000	EUR	1,271,276

Principal or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
T-Mobile USA Inc, 6.0000%, 3/1/23	2,100,000		$2,157,750
T-Mobile USA Inc, 6.5000%, 1/15/26	2,320,000		2,476,600
T-Mobile USA Inc, 4.5000%, 2/1/26	596,000		595,674
T-Mobile USA Inc, 4.7500%, 2/1/28	933,000		924,836
TWDC Enterprises 18 Corp, 2.7580%, 10/7/24	682,000	CAD	515,451
Verizon Communications Inc, 3.1250%, 3/16/22	2,100,000		2,123,754
Verizon Communications Inc, 3.5000%, 2/17/23	2,120,000	AUD	1,552,710
Verizon Communications Inc, 4.5000%, 8/17/27	3,200,000	AUD	2,452,838
Verizon Communications Inc, 4.0160%, 12/3/29 (144A)	3,420,000		3,534,382
Virgin Media Secured Finance PLC, 6.2500%, 3/28/29	3,052,000	GBP	4,202,033
Vodafone Group PLC, 3.2500%, 12/13/22	1,600,000	AUD	1,159,424
Vodafone Group PLC, 2.9500%, 2/19/23	1,221,000		1,210,343
Walt Disney Co, 1.8500%, 7/30/26	6,474,000		6,000,386
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	945,000		942,921
			86,083,531
Consumer Cyclical – 9.2%
Amazon.com Inc, 3.1500%, 8/22/27	7,278,000		7,338,471
Booking Holdings Inc, 1.8000%, 3/3/27	3,510,000	EUR	4,148,302
Co-operative Group Holdings 2011 Ltd, 6.8750%, 7/8/20Ç	2,509,000	GBP	3,415,884
Co-operative Group Holdings 2011 Ltd, 7.5000%, 7/8/26Ç	2,800,000	GBP	4,060,005
CPUK Finance Ltd, 4.2500%, 8/28/22	1,700,000	GBP	2,205,789
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	700,000	GBP	908,266
CPUK Finance Ltd, 4.8750%, 8/28/25	1,000,000	GBP	1,279,971
CPUK Finance Ltd, 4.8750%, 8/28/25 (144A)	400,000	GBP	511,988
ISS Global A/S, 1.1250%, 1/7/21	1,500,000	EUR	1,708,962
Mastercard Inc, 2.1000%, 12/1/27	10,190,000	EUR	12,769,604
McDonald's Corp, 3.1250%, 3/4/25	10,380,000	CAD	7,914,575
McDonald's Corp, 3.4500%, 9/8/26	4,600,000	AUD	3,321,437
McDonald's Corp, 2.6250%, 6/11/29	3,900,000	EUR	4,907,890
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		6,838,987
Visa Inc, 3.1500%, 12/14/25	2,600,000		2,645,801
Visa Inc, 2.7500%, 9/15/27	11,990,000		11,856,930
Walmart Inc, 2.5500%, 4/8/26	4,000,000	EUR	5,125,234
Walmart Inc, 3.7000%, 6/26/28	6,620,000		6,969,832
			87,927,928
Consumer Non-Cyclical – 16.9%
Altria Group Inc, 2.8500%, 8/9/22	4,600,000		4,590,692
Anheuser-Busch InBev Finance Inc, 2.6000%, 5/15/24	9,000,000	CAD	6,643,377
Aramark Services Inc, 5.1250%, 1/15/24	681,000		700,579
Aramark Services Inc, 5.0000%, 4/1/25 (144A)	445,000		455,680
Aramark Services Inc, 4.7500%, 6/1/26	2,419,000		2,412,952
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	3,000,000		2,987,640
Bacardi Ltd, 4.4500%, 5/15/25 (144A)	4,736,000		4,777,262
BAT Capital Corp, 2.7640%, 8/15/22	1,692,000		1,664,706
BAT International Finance PLC, 6.0000%, 6/29/22	950,000	GBP	1,386,502
Becton Dickinson and Co, 3.7000%, 6/6/27	5,310,000		5,295,116
Boston Scientific Corp, 3.4500%, 3/1/24	5,730,000		5,836,231
Boston Scientific Corp, 4.0000%, 3/1/29	893,000		921,851
Catalent Pharma Solutions Inc, 4.8750%, 1/15/26 (144A)	2,739,000		2,711,610
Coca-Cola Co, 0.7500%, 3/9/23	2,000,000	EUR	2,298,084
Coca-Cola Co, 3.2500%, 6/11/24	4,990,000	AUD	3,705,044
Coca-Cola Co, 1.2500%, 3/8/31	2,350,000	EUR	2,670,404
Constellation Brands Inc, 4.7500%, 11/15/24	1,605,000		1,716,082
Constellation Brands Inc, 3.5000%, 5/9/27	4,000,000		3,908,652
Cott Holdings Inc, 5.5000%, 4/1/25 (144A)	1,336,000		1,347,690
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	4,010,000		4,261,050
Eli Lilly & Co, 3.3750%, 3/15/29	6,554,000		6,731,734
Estee Lauder Cos Inc, 3.1500%, 3/15/27	1,161,000		1,163,986
FBG Finance Pty Ltd, 3.2500%, 9/6/22	2,330,000	AUD	1,687,319
FBG Finance Pty Ltd, 3.7500%, 9/6/24	3,710,000	AUD	2,749,061
HCA Inc, 5.0000%, 3/15/24	67,000		70,946
HCA Inc, 5.2500%, 6/15/26	2,390,000		2,562,605
HCA Inc, 5.8750%, 2/1/29	737,000		794,081
Heineken NV, 3.5000%, 1/29/28 (144A)	2,320,000		2,333,635
Heineken NV, 1.5000%, 10/3/29	3,800,000	EUR	4,416,551
Heineken NV, 2.0200%, 5/12/32	2,800,000	EUR	3,375,244
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,400,000		1,460,620
IQVIA Inc, 4.8750%, 5/15/23 (144A)	2,500,000		2,544,000
Johnson & Johnson, 2.4500%, 3/1/26	2,460,000		2,407,084
Johnson & Johnson, 2.9000%, 1/15/28	3,480,000		3,465,847
Kellogg Co, 1.2500%, 3/10/25	7,700,000	EUR	8,854,162
Lamb Weston Holdings Inc, 4.8750%, 11/1/26 (144A)	4,060,000		4,115,825
LVMH Moet Hennessy Louis Vuitton SE, 0.7500%, 5/26/24	5,000,000	EUR	5,778,915
Mars Inc, 2.7000%, 4/1/25 (144A)	3,703,000		3,684,594

Principal or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Mars Inc, 3.2000%, 4/1/30 (144A)	1,855,000		$1,855,084
PepsiCo Inc, 2.1500%, 5/6/24	7,800,000	CAD	5,759,753
PepsiCo Inc, 1.1250%, 3/18/31	2,000,000	EUR	2,261,251
Philip Morris International Inc, 2.0000%, 2/21/20	3,530,000		3,506,507
Procter & Gamble Co, 1.2000%, 10/30/28	3,080,000	EUR	3,608,856
Procter & Gamble Co, 1.8750%, 10/30/38	3,500,000	EUR	4,310,428
Sysco Corp, 1.2500%, 6/23/23	4,200,000	EUR	4,844,504
Sysco Corp, 3.5500%, 3/15/25	3,088,000		3,132,949
Tesco PLC, 6.1250%, 2/24/22	1,550,000	GBP	2,238,481
Tesco PLC, 5.5000%, 1/13/33	3,691,000	GBP	5,738,009
Tesco PLC, 6.1500%, 11/15/37 (144A)	3,080,000		3,255,486
Wm Morrison Supermarkets PLC, 3.5000%, 7/27/26	1,997,000	GBP	2,777,742
Zoetis Inc, 3.9000%, 8/20/28	730,000		749,535
			162,525,998
Diversified Telecommunication Services – 0.8%
Verizon Communications Inc, 2.8750%, 1/15/38	5,950,000	EUR	7,344,484
Government Sponsored – 1.8%
Deutsche Bahn Finance GMBH, 1.6250%, 8/16/33	3,850,000	EUR	4,599,882
Kreditanstalt fuer Wiederaufbau, 3.2000%, 9/11/26	10,000,000	AUD	7,593,320
Kreditanstalt fuer Wiederaufbau, 3.2000%, 3/15/28 (144A)	6,830,000	AUD	5,207,785
			17,400,987
Industrial – 0.4%
Cintas Corp No 2, 2.9000%, 4/1/22	2,000,000		2,006,250
Cintas Corp No 2, 3.7000%, 4/1/27	2,000,000		2,055,172
			4,061,422
Insurance – 1.2%
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.9700%, 6.8750%‡,µ	1,300,000	GBP	1,736,538
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.6000%, 6.1250%‡,µ	1,414,000	GBP	1,928,776
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.3300%, 5.8750%‡,µ	1,300,000	GBP	1,692,795
Phoenix Group Holdings PLC, 4.1250%, 7/20/22	1,600,000	GBP	2,135,628
Phoenix Group Holdings PLC, 6.6250%, 12/18/25	2,412,000	GBP	3,355,580
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	1,003,631
			11,852,948
Non-Agency Commercial Mortgage-Backed Securities – 0.2%
Nationwide Building Society, 10.2500%‡,µ	850,000	GBP	1,604,964
Owned No Guarantee – 0.4%
TenneT Holding BV, 1.7500%, 6/4/27	3,000,000	EUR	3,625,536
Pharmaceuticals – 0.1%
Johnson & Johnson, 1.1500%, 11/20/28	650,000	EUR	771,405
Real Estate Investment Trusts (REITs) – 0.2%
Digital Realty Trust LP, 4.7500%, 10/1/25	1,900,000		2,015,923
Supranational – 1.1%
European Investment Bank, 2.7000%, 1/12/23	10,000,000	AUD	7,316,338
European Investment Bank, 3.1000%, 8/17/26	4,520,000	AUD	3,406,867
			10,723,205
Technology – 8.5%
Adobe Inc, 3.2500%, 2/1/25	3,429,000		3,510,473
Alphabet Inc, 1.9980%, 8/15/26	16,716,000		15,781,824
Apple Inc, 2.6500%, 6/10/20	2,800,000	AUD	2,000,824
Apple Inc, 3.7000%, 8/28/22	15,060,000	AUD	11,229,790
Dell International LLC / EMC Corp, 5.4500%, 6/15/23 (144A)	8,635,000		9,202,274
Equinix Inc, 5.3750%, 4/1/23	2,200,000		2,238,500
Equinix Inc, 2.8750%, 10/1/25	2,100,000	EUR	2,422,144
First Data Corp, 5.7500%, 1/15/24 (144A)	1,110,000		1,141,358
Intel Corp, 4.0000%, 12/1/22	7,500,000	AUD	5,620,770
InterXion Holding NV, 4.7500%, 6/15/25	2,000,000	EUR	2,377,801
InterXion Holding NV, 4.7500%, 6/15/25 (144A)	450,000	EUR	535,005
Iron Mountain Inc, 6.0000%, 8/15/23	2,000,000		2,055,000
Microsoft Corp, 3.1250%, 12/6/28	8,000,000	EUR	11,028,009
Microsoft Corp, 3.4500%, 8/8/36	1,325,000		1,331,646
salesforce.com Inc, 3.7000%, 4/11/28	10,072,000		10,561,364
VMware Inc, 3.9000%, 8/21/27	1,135,000		1,091,926
			82,128,708
Total Corporate Bonds (cost $549,594,491)			545,091,634
Foreign Government Bonds – 26.9%
Australia Government Bond, 2.0000%, 12/21/21	11,000,000	AUD	7,931,089
Australia Government Bond, 2.7500%, 4/21/24	29,129,000	AUD	21,985,886
Australia Government Bond, 2.2500%, 5/21/28	8,000,000	AUD	5,912,055
Australia Government Bond, 2.7500%, 11/21/28	38,800,000	AUD	29,901,134
Australia Government Bond, 3.7500%, 4/21/37	48,000,000	AUD	42,323,484

Principal or Principal Amounts			Value
Foreign Government Bonds – (continued)
Australia Government Bond, 3.0000%, 3/21/47	19,000,000	AUD	$15,102,427
Bundesrepublik Deutschland Bundesanleihe, 3.2500%, 7/4/42	3,744,000	EUR	6,812,465
Canadian Government Bond, 0.5000%, 3/1/22	13,250,000	CAD	9,621,670
Canadian Government Bond, 1.7500%, 3/1/23	52,500,000	CAD	39,604,064
Canadian Government Bond, 2.0000%, 6/1/28	47,000,000	CAD	36,271,816
Canadian Government Bond, 2.7500%, 12/1/48	5,000,000	CAD	4,449,184
Sweden Government Bond, 0.7500%, 5/12/28	222,000,000	SEK	25,124,399
Sweden Government Bond, 3.5000%, 3/30/39	25,000,000	SEK	4,030,219
United Kingdom Gilt, 1.6250%, 10/22/28	6,300,000	GBP	8,667,162
Total Foreign Government Bonds (cost $252,015,624)			257,737,054
United States Treasury Notes/Bonds – 8.0%
2.0000%, 1/31/20	10,000,000		9,967,969
2.6250%, 8/31/20	35,000,000		35,125,830
2.7500%, 11/15/23	23,000,000		23,513,008
2.8750%, 5/15/28	8,000,000		8,317,812
Total United States Treasury Notes/Bonds (cost $75,913,455)			76,924,619
Investment Companies – 4.6%
Money Markets – 4.6%
Fidelity Investments Money Market Treasury Portfolio, 2.3200%ºº (cost $43,871,013)	43,871,013		43,871,013
Total Investments (total cost $937,964,462) – 98.0%			939,565,888
Cash, Receivables and Other Assets, net of Liabilities – 2.0%			19,353,510
Net Assets – 100%			$958,919,398

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$508,895,818	54.2%
Australia	123,156,075	13.1
Canada	91,294,424	9.7
United Kingdom	81,929,253	8.7
Germany	30,255,021	3.2
Sweden	29,154,618	3.1
Netherlands	18,973,437	2.0
France	16,965,046	1.8
Belgium	11,079,757	1.2
Supranational	10,723,205	1.1
Ireland	5,268,390	0.6
Bermuda	4,777,262	0.5
Switzerland	3,473,660	0.4
Luxembourg	1,910,960	0.2
Denmark	1,708,962	0.2

Total	$939,565,888	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	4/24/19	(586,933,105)	$417,510,518	$656,484
Australian Dollar	4/24/19	(7,161,193)	5,074,231	(11,822)
British Pound	4/24/19	(94,741,375)	125,856,707	2,340,134
Canadian Dollar	4/24/19	(304,925,981)	229,119,180	770,516
Euro	4/24/19	(246,258,374)	280,188,445	3,417,395
Swedish Krona	4/24/19	(536,394,200)	58,249,166	433,548

				7,606,255
JPMorgan Chase & Co:

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Australian Dollar	4/11/19	(22,400,000)	$15,853,197	$(51,526)
Japanese Yen	4/11/19	1,724,048,220	(15,491,682)	80,494

				28,968
Total				$7,635,223

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	193	6/19/19	$23,974,219	$95,813	$78,756
5-Year US Treasury Note	552	6/28/19	63,937,125	616,690	(107,492)
Euro-Bund	164	6/6/19	30,597,097	643,425	299,176
Total - Futures Purchased				1,355,928	270,440
Futures Sold:
Euro Stoxx Bank	1,060	6/21/19	(5,314,386)	49,200	(89,503)
Total				$1,405,128	$180,937

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Barclays Capital Inc:

Advanced Micro Devices Inc, Fixed Rate 5.00%, Paid quarterly	12/20/23	2,200,000	USD	$(321,811)	$(75,628)	$(397,439)
Advanced Micro Devices Inc, Fixed Rate 5.00%, Paid quarterly	12/20/23	1,350,000	USD	(184,702)	(59,181)	(243,883)
Renault SA, Fixed Rate 1.00%, Paid quarterly	12/20/21	3,000,000	EUR	10,704	(56,105)	(45,401)
				(495,809)	(190,914)	(686,723)

Citigroup Global Markets:

Arrow Electronics Inc, Fixed Rate 1.00%, Paid quarterly	12/20/23	8,100,000	USD	(7,354)	(93,213)	(100,567)
Avenet Inc, Fixed Rate 1.00%, Paid quarterly	12/20/23	4,050,000	USD	-	(32,761)	(32,761)
Commonwealth Bank of Australia, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,205,000	USD	(25,915)	(32,443)	(58,358)
Commonwealth Bank of Australia, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,205,000	USD	(28,624)	(29,734)	(58,358)
National Austrailia Bank, Fixed Rate 1.00%, Paid quarterly	6/20/23	4,410,000	USD	(53,845)	(49,585)	(103,430)
Westpac Banking Corp, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,205,000	USD	(26,922)	(23,920)	(50,842)
Westpac Banking Corp, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,205,000	USD	(29,127)	(21,715)	(50,842)
				(171,787)	(283,371)	(455,158)

JPMorgan Chase & Co:

Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(38,747)	(18,561)
Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(38,746)	(18,561)

40,372	(77,493)	(37,122)

Morgan Stanley:

International Business Machines Group, Fixed Rate 1.00%, Paid quarterly	12/20/23	8,100,000	USD	(62,893)	(146,903)	(209,796)
Total				$(690,117)	$(698,681)	$(1,388,799)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Credit default swaps, short	$ (1,119,500)
Forward foreign currency exchange contracts, purchased	17,688,300
Forward foreign currency exchange contracts, sold	537,781,736
Futures contracts, purchased	200,332,756
Futures contracts, sold	2,126,328
Purchased options contracts, call	4,688

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $79,832,338, which represents 8.3% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$4,937,591	$-
Bank Loans and Mezzanine Loans	-	11,003,977	-
Corporate Bonds	-	545,091,634	-

Foreign Government Bonds	-	257,737,054	-
United States Treasury Notes/Bonds	-	76,924,619	-
Investment Companies	43,871,013	-	-
Total Investments in Securities	$43,871,013	$895,694,875	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	7,698,571	-
Variation Margin Receivable	377,932	-	-
Total Assets	$44,248,945	$903,393,446	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	63,348	-
Outstanding Swap Contracts, at Value	-	1,388,799	-
Variation Margin Receivable	196,995	-	-
Total Liabilities	$196,995	$1,452,147	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Strategic Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on interest rates to increase or decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

There were no purchased options held at March 31, 2019.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers,

OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

On March 12, 2019, The Board of Trustee of the Fund approved a proposal to change the name of the Fund to Janus Henderson Developed World Bond Fund. The change will be effective on or about May 30, 2019.

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 2.3%
Boeing Co	60,500	$23,075,910
HEICO Corp	33,236	2,793,818
Lockheed Martin Corp	8,395	2,519,843
Raytheon Co	14,770	2,689,322
Teledyne Technologies Inc*	962	228,004
		31,306,897
Air Freight & Logistics – 0.5%
CH Robinson Worldwide Inc	87,300	7,594,227
Airlines – 0.4%
Alaska Air Group Inc	6,437	361,244
Copa Holdings SA	7,012	565,237
United Continental Holdings Inc*	66,332	5,291,967
		6,218,448
Automobiles – 0%
General Motors Co	10,641	394,781
Banks – 0.6%
Commerce Bancshares Inc/MO	4,273	248,090
First Republic Bank/CA	2,302	231,259
Popular Inc	133,271	6,947,417
Prosperity Bancshares Inc	5,196	358,836
TCF Financial Corp	11,089	229,431
		8,015,033
Beverages – 0.6%
Brown-Forman Corp	58,587	3,092,222
Coca-Cola Co	47,135	2,208,746
Constellation Brands Inc	5,675	994,998
Keurig Dr Pepper Inc	71,540	2,000,974
		8,296,940
Biotechnology – 0.7%
Amgen Inc	1,810	343,864
Exact Sciences Corp*	3,773	326,817
Exelixis Inc*	32,594	775,737
Incyte Corp*	4,405	378,874
Ionis Pharmaceuticals Inc*	69,430	5,635,633
Neurocrine Biosciences Inc*	5,667	499,263
Regeneron Pharmaceuticals Inc*	2,700	1,108,674
United Therapeutics Corp*	3,310	388,495
		9,457,357
Building Products – 0.3%
Allegion PLC	11,380	1,032,280
Lennox International Inc	1,210	319,924
USG Corp	51,281	2,220,467
		3,572,671
Capital Markets – 3.1%
Cboe Global Markets Inc	196,100	18,715,784
CME Group Inc	129,748	21,353,926
FactSet Research Systems Inc	1,391	345,344
Intercontinental Exchange Inc	11,593	882,691
LPL Financial Holdings Inc	5,789	403,204
MarketAxess Holdings Inc	5,099	1,254,762
Nasdaq Inc	5,140	449,699
TD Ameritrade Holding Corp	4,996	249,750
		43,655,160
Chemicals – 0.7%
Air Products & Chemicals Inc	2,735	522,276
CF Industries Holdings Inc	7,050	288,204
Ecolab Inc	2,536	447,705
International Flavors & Fragrances Inc	12,165	1,566,730
NewMarket Corp	4,547	1,971,397
RPM International Inc	29,300	1,700,572
Sherwin-Williams Co	2,700	1,162,917
Valvoline Inc	58,740	1,090,214
WR Grace & Co	6,219	485,331
		9,235,346
Commercial Services & Supplies – 2.1%
Copart Inc*	4,672	283,076
KAR Auction Services Inc	2,559	131,302
Republic Services Inc	306,900	24,664,634

Shares		Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
Rollins Inc	78,450	$3,265,089
Waste Management Inc	9,100	945,581
		29,289,682
Communications Equipment – 1.5%
Arista Networks Inc*	787	247,480
ARRIS International PLC*	42,627	1,347,439
F5 Networks Inc*	71,103	11,158,194
Juniper Networks Inc	29,100	770,277
Motorola Solutions Inc	52,311	7,345,511
		20,868,901
Consumer Finance – 0.1%
Credit Acceptance Corp*	4,166	1,882,740
Containers & Packaging – 1.0%
AptarGroup Inc	1,706	181,501
Ball Corp	183,554	10,620,434
Bemis Co Inc	22,773	1,263,446
Berry Global Group Inc*	11,092	597,526
Crown Holdings Inc*	7,039	384,118
Sonoco Products Co	6,093	374,902
		13,421,927
Distributors – 0.2%
Genuine Parts Co	7,800	873,834
Pool Corp	12,300	2,029,131
		2,902,965
Diversified Consumer Services – 1.3%
Bright Horizons Family Solutions Inc*	65,678	8,348,331
H&R Block Inc	78,140	1,870,672
Service Corp International/US	75,604	3,035,501
ServiceMaster Global Holdings Inc*	92,000	4,296,400
		17,550,904
Diversified Telecommunication Services – 0.5%
Verizon Communications Inc	113,788	6,728,284
Electric Utilities – 9.1%
Alliant Energy Corp	33,000	1,555,290
American Electric Power Co Inc	86,494	7,243,872
Avangrid Inc	26,926	1,355,724
Duke Energy Corp	63,636	5,727,240
Edison International	65,800	4,074,336
Entergy Corp	99,763	9,540,336
Evergy Inc	324,687	18,848,080
Eversource Energy	59,030	4,188,178
Exelon Corp	179,610	9,003,849
FirstEnergy Corp	151,744	6,314,068
Hawaiian Electric Industries Inc	121,346	4,947,276
NextEra Energy Inc	111,700	21,593,844
OGE Energy Corp	229,779	9,908,070
Pinnacle West Capital Corp	30,889	2,952,371
PPL Corp	77,482	2,459,279
Southern Co	85,962	4,442,516
Xcel Energy Inc	217,600	12,231,296
		126,385,625
Electronic Equipment, Instruments & Components – 0.1%
Dolby Laboratories Inc	4,634	291,803
Keysight Technologies Inc*	12,757	1,112,410
		1,404,213
Entertainment – 1.0%
Cinemark Holdings Inc	79,066	3,161,849
Live Nation Entertainment Inc*	49,364	3,136,589
Madison Square Garden Co*	852	249,747
Walt Disney Co	45,563	5,058,860
Zynga Inc*	421,127	2,244,607
		13,851,652
Equity Real Estate Investment Trusts (REITs) – 14.0%
American Campus Communities Inc	24,984	1,188,739
American Homes 4 Rent	49,000	1,113,280
American Tower Corp	41,532	8,184,296
Apartment Investment & Management Co	57,021	2,867,586
AvalonBay Communities Inc	15,525	3,116,333
Brixmor Property Group Inc	5,875	107,924
Camden Property Trust	21,100	2,141,650
Crown Castle International Corp	12,800	1,638,400
CubeSmart	246,000	7,881,840
CyrusOne Inc	16,245	851,888

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Digital Realty Trust Inc	31,910	$3,797,290
Duke Realty Corp	34,800	1,064,184
EPR Properties	29,300	2,253,170
Equinix Inc	443	200,750
Equity Commonwealth	130,514	4,266,503
Equity LifeStyle Properties Inc	85,300	9,749,790
Equity Residential	59,049	4,447,571
Essex Property Trust Inc	6,333	1,831,757
Extra Space Storage Inc	51,600	5,258,556
Federal Realty Investment Trust	5,857	807,387
Gaming and Leisure Properties Inc	28,022	1,080,809
HCP Inc	263,455	8,246,141
Healthcare Trust of America Inc	14,700	420,273
Iron Mountain Inc	2,709	96,061
JBG SMITH Properties	31,500	1,302,525
Kimco Realty Corp	65,900	1,219,150
Lamar Advertising Co	36,900	2,924,694
Liberty Property Trust	19,692	953,487
Life Storage Inc	73,663	7,165,200
Medical Properties Trust Inc	508,408	9,410,632
Mid-America Apartment Communities Inc	27,900	3,050,307
National Retail Properties Inc	140,638	7,789,939
Omega Healthcare Investors Inc	279,583	10,666,091
Park Hotels & Resorts Inc	45,353	1,409,571
Public Storage	10,825	2,357,468
Realty Income Corp	104,253	7,668,851
Regency Centers Corp	20,100	1,356,549
SBA Communications Corp*	14,420	2,879,097
Simon Property Group Inc	36,988	6,739,583
Spirit Realty Capital Inc	20,001	794,640
STORE Capital Corp	330,017	11,055,569
Sun Communities Inc	114,200	13,534,984
UDR Inc	71,961	3,271,347
Uniti Group Inc	30,030	336,036
Ventas Inc	57,328	3,658,100
VEREIT Inc	289,600	2,423,952
VICI Properties Inc	248,213	5,430,900
Vornado Realty Trust	1,501	101,227
Weingarten Realty Investors	4,852	142,503
Welltower Inc	122,097	9,474,727
WP Carey Inc	61,153	4,790,114
		194,519,421
Food & Staples Retailing – 2.4%
Casey's General Stores Inc	38,507	4,958,546
Costco Wholesale Corp	31,775	7,693,998
Kroger Co	172,800	4,250,880
Sprouts Farmers Market Inc*	160,500	3,457,170
Sysco Corp	14,276	953,066
US Foods Holding Corp*	13,105	457,496
Walgreens Boots Alliance Inc	99,343	6,285,432
Walmart Inc	60,929	5,942,405
		33,998,993
Food Products – 4.0%
Archer-Daniels-Midland Co	88,800	3,829,944
Hershey Co	55,124	6,329,889
Hormel Foods Corp#	233,705	10,460,636
Kellogg Co	1,429	81,996
Lamb Weston Holdings Inc	286,100	21,440,334
McCormick & Co Inc/MD	69,847	10,521,054
Mondelez International Inc	30,465	1,520,813
Post Holdings Inc*	10,100	1,104,940
TreeHouse Foods Inc*	10,668	688,619
		55,978,225
Gas Utilities – 1.3%
Atmos Energy Corp	66,173	6,811,187
National Fuel Gas Co	43,338	2,641,884
UGI Corp	142,737	7,910,485
		17,363,556
Health Care Equipment & Supplies – 3.5%
Abbott Laboratories	24,544	1,962,047
ABIOMED Inc*	1,144	326,715
Baxter International Inc	29,300	2,382,383
Boston Scientific Corp*	11,400	437,532

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Cooper Cos Inc	6,402	$1,896,080
Danaher Corp	3,229	426,293
DENTSPLY SIRONA Inc	50,291	2,493,931
DexCom Inc*	109,096	12,993,334
Edwards Lifesciences Corp*	6,740	1,289,564
Hologic Inc*	40,560	1,963,104
Intuitive Surgical Inc*	23,900	13,636,862
Masimo Corp*	28,244	3,905,580
Medtronic PLC	8,500	774,180
STERIS PLC	14,900	1,907,647
West Pharmaceutical Services Inc	25,885	2,852,527
		49,247,779
Health Care Providers & Services – 5.0%
Anthem Inc	30,888	8,864,238
Centene Corp*	183,896	9,764,878
Cigna Corp	40,256	6,473,970
Covetrus Inc*	29,830	950,086
Encompass Health Corp	94,903	5,542,335
HCA Healthcare Inc	100,005	13,038,652
Henry Schein Inc*	74,576	4,482,763
Humana Inc	10,100	2,686,600
Molina Healthcare Inc*	41,232	5,853,295
UnitedHealth Group Inc	7,700	1,903,902
Universal Health Services Inc	8,464	1,132,229
WellCare Health Plans Inc*	32,235	8,695,391
		69,388,339
Hotels, Restaurants & Leisure – 1.8%
Darden Restaurants Inc	366	44,458
Domino's Pizza Inc	28,400	7,330,040
Dunkin' Brands Group Inc	2,475	185,873
McDonald's Corp	18,593	3,530,811
Starbucks Corp	100,520	7,472,657
Vail Resorts Inc	1,333	289,661
Wendy's Co	76,314	1,365,257
Yum China Holdings Inc	10,889	489,025
Yum! Brands Inc	49,243	4,914,944
		25,622,726
Household Durables – 0.5%
Garmin Ltd	56,000	4,835,600
NVR Inc*	458	1,267,286
Toll Brothers Inc	12,178	440,844
		6,543,730
Household Products – 1.5%
Church & Dwight Co Inc	143,755	10,239,669
Clorox Co	27,369	4,391,630
Kimberly-Clark Corp	5,894	730,267
Procter & Gamble Co	58,066	6,041,767
		21,403,333
Independent Power and Renewable Electricity Producers – 1.8%
AES Corp/VA	620,721	11,222,636
NRG Energy Inc	231,492	9,833,780
Vistra Energy Corp	139,400	3,628,582
		24,684,998
Information Technology Services – 1.5%
Automatic Data Processing Inc	2,624	419,158
Black Knight Inc*	3,226	175,817
Booz Allen Hamilton Holding Corp	3,958	230,118
First Data Corp*	1,419	37,277
Fiserv Inc*	10,991	970,285
GoDaddy Inc*	19,182	1,442,295
Jack Henry & Associates Inc	5,739	796,229
Mastercard Inc	30,106	7,088,458
Paychex Inc	624	50,045
PayPal Holdings Inc*	1,186	123,154
Square Inc*	41,319	3,095,619
Total System Services Inc	27,164	2,580,852
VeriSign Inc*	20,866	3,788,431
Visa Inc	848	132,449
		20,930,187
Insurance – 3.3%
Aflac Inc	7,080	354,000
Alleghany Corp*	1,855	1,136,002
Allstate Corp	1,616	152,195

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
American Financial Group Inc/OH	732	$70,426
Aon PLC	9,181	1,567,197
Arch Capital Group Ltd*	42,927	1,387,401
Arthur J Gallagher & Co	44,315	3,461,001
Assurant Inc	5,454	517,639
Assured Guaranty Ltd	59,033	2,622,836
Axis Capital Holdings Ltd	7,498	410,740
Brown & Brown Inc	76,900	2,269,319
Chubb Ltd	3,728	522,218
Cincinnati Financial Corp	29,981	2,575,368
Erie Indemnity Co	20,899	3,730,889
Everest Re Group Ltd	6,569	1,418,641
First American Financial Corp	11,918	613,777
Hanover Insurance Group Inc	22,443	2,562,317
Markel Corp*	323	321,786
Progressive Corp	216,700	15,621,903
RenaissanceRe Holdings Ltd	11,087	1,590,985
White Mountains Insurance Group Ltd	1,400	1,295,672
Willis Towers Watson PLC	5,553	975,384
WR Berkley Corp	10,286	871,430
		46,049,126
Interactive Media & Services – 0.3%
IAC/InterActiveCorp*	20,500	4,307,255
Leisure Products – 0%
Hasbro Inc	3,300	280,566
Life Sciences Tools & Services – 0.6%
Bio-Techne Corp	23,320	4,630,186
IQVIA Holdings Inc*	16,150	2,323,178
Thermo Fisher Scientific Inc	5,594	1,531,190
Waters Corp*	1,413	355,666
		8,840,220
Machinery – 0.3%
AGCO Corp	4,174	290,302
Allison Transmission Holdings Inc	56,200	2,524,504
Deere & Co	7,914	1,264,974
Ingersoll-Rand PLC	3,300	356,235
		4,436,015
Media – 2.0%
Cable One Inc	7,733	7,589,012
Charter Communications Inc*	2,564	889,477
Comcast Corp	103,361	4,132,373
Discovery Inc - Class A*	83,100	2,245,362
Discovery Inc - Class C*	85,200	2,165,784
Fox Corp - Class A*	11,400	418,494
Fox Corp - Class B*	16,500	592,020
Omnicom Group Inc	54,498	3,977,809
Sirius XM Holdings Inc	75,623	428,782
Tribune Media Co	109,111	5,034,382
		27,473,495
Metals & Mining – 0.1%
Newmont Mining Corp	23,908	855,189
Royal Gold Inc	5,839	530,940
		1,386,129
Mortgage Real Estate Investment Trusts (REITs) – 1.7%
AGNC Investment Corp	381,600	6,868,800
Annaly Capital Management Inc	919,100	9,181,809
Chimera Investment Corp	239,121	4,481,128
MFA Financial Inc	136,900	995,263
Starwood Property Trust Inc	63,700	1,423,695
Two Harbors Investment Corp	38,434	520,012
		23,470,707
Multiline Retail – 1.6%
Dollar General Corp	86,072	10,268,390
Dollar Tree Inc*	46,285	4,861,776
Kohl's Corp	36,367	2,500,959
Nordstrom Inc	31,865	1,414,169
Target Corp	41,500	3,330,790
		22,376,084
Multi-Utilities – 4.9%
Ameren Corp	212,911	15,659,604
CenterPoint Energy Inc	156,921	4,817,475
CMS Energy Corp	79,000	4,387,660
Consolidated Edison Inc	136,200	11,551,122

Shares		Value
Common Stocks – (continued)
Multi-Utilities – (continued)
Dominion Energy Inc	69,759	$5,347,725
DTE Energy Co	76,800	9,580,032
NiSource Inc	219,276	6,284,450
Public Service Enterprise Group Inc	88,000	5,228,080
Sempra Energy	11,207	1,410,513
WEC Energy Group Inc	52,464	4,148,853
		68,415,514
Oil, Gas & Consumable Fuels – 2.1%
Cheniere Energy Inc*	32,989	2,255,128
ConocoPhillips	110,200	7,354,748
Diamondback Energy Inc	12,156	1,234,199
HollyFrontier Corp	303,600	14,958,372
Kinder Morgan Inc/DE	61,182	1,224,252
ONEOK Inc	7,644	533,857
PBF Energy Inc	33,078	1,030,049
Targa Resources Corp	4,044	168,028
		28,758,633
Personal Products – 1.0%
Estee Lauder Cos Inc	22,982	3,804,670
Herbalife Nutrition Ltd*	178,300	9,448,117
		13,252,787
Pharmaceuticals – 1.8%
Eli Lilly & Co	59,877	7,769,640
Johnson & Johnson	11,916	1,665,738
Merck & Co Inc	108,076	8,988,681
Pfizer Inc	161,332	6,851,770
Zoetis Inc	562	56,577
		25,332,406
Professional Services – 0.4%
CoStar Group Inc*	550	256,531
TransUnion	26,024	1,739,444
Verisk Analytics Inc	23,600	3,138,800
		5,134,775
Road & Rail – 0%
Norfolk Southern Corp	1,007	188,198
Union Pacific Corp	1,149	192,113
		380,311
Semiconductor & Semiconductor Equipment – 0.4%
Advanced Micro Devices Inc*	66,588	1,699,326
Broadcom Inc	4,784	1,438,597
Universal Display Corp	3,545	541,853
Xilinx Inc	14,389	1,824,381
		5,504,157
Software – 2.4%
Atlassian Corp PLC*	45,600	5,124,984
Dell Technologies Inc*	19,727	1,157,778
FireEye Inc*	24,511	411,540
Fortinet Inc*	147,100	12,351,987
Intuit Inc	466	121,817
Nuance Communications Inc*	57,739	977,521
Oracle Corp	7,271	390,525
Palo Alto Networks Inc*	2,976	722,811
Red Hat Inc*	1,869	341,466
salesforce.com Inc*	8,500	1,346,145
ServiceNow Inc*	18,763	4,624,892
Tableau Software Inc*	2,519	320,618
Teradata Corp*	44,921	1,960,802
Ultimate Software Group Inc*	336	110,924
VMware Inc	7,732	1,395,703
Workday Inc*	8,368	1,613,769
Zendesk Inc*	6,857	582,845
		33,556,127
Specialty Retail – 6.0%
Advance Auto Parts Inc	61,861	10,549,156
AutoZone Inc*	18,879	19,334,361
Burlington Stores Inc*	89,350	13,999,358
Foot Locker Inc	21,061	1,276,297
O'Reilly Automotive Inc*	29,038	11,275,455
Ross Stores Inc	81,694	7,605,711
TJX Cos Inc	152,420	8,110,268
Tractor Supply Co	39,444	3,856,045
Ulta Beauty Inc*	19,652	6,853,242
		82,859,893

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 2.6%
Capri Holdings Ltd*	18,794	$859,826
Columbia Sportswear Co	3,875	403,698
Lululemon Athletica Inc*	115,300	18,894,211
NIKE Inc	5,431	457,345
Tapestry Inc	6,909	224,473
VF Corp	170,200	14,792,082
		35,631,635
Thrifts & Mortgage Finance – 0.1%
New York Community Bancorp Inc	103,560	1,198,189
Tobacco – 1.4%
Altria Group Inc	344,800	19,801,864
Trading Companies & Distributors – 0.2%
WW Grainger Inc	11,387	3,426,690
Transportation Infrastructure – 0%
Macquarie Infrastructure Corp	7,085	292,044
Water Utilities – 1.7%
American Water Works Co Inc	227,500	23,719,150
Aqua America Inc	10,874	396,249
		24,115,399
Wireless Telecommunication Services – 0.6%
Sprint Corp*	137,220	775,293
Telephone & Data Systems Inc	174,751	5,370,098
T-Mobile US Inc*	26,530	1,833,223
		7,978,614
Total Common Stocks (cost $1,215,759,145)		1,375,973,675
Investment Companies – 0.9%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	1,460,550	1,460,550
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	11,004,679	11,004,679
Total Investment Companies (cost $12,465,229)		12,465,229
Total Investments (total cost $1,228,224,374) – 99.8%		1,388,438,904
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		2,645,516
Net Assets – 100%		$1,391,084,420

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,382,259,658	99.6%
Australia	5,124,984	0.4
Panama	565,237	0.0
China	489,025	0.0

Total	$1,388,438,904	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 0.9%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$25,307∆	$-	$-	$1,460,550
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	228,777	-	-	11,004,679
Total Affiliated Investments - 0.9%	$254,084	$-	$-	$12,465,229

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 0.9%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	10,826,575	77,543,846	(86,909,871)	1,460,550
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	-	187,920,045	(176,915,366)	11,004,679

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,375,973,675	$-	$-
Investment Companies	-	12,465,229	-
Total Assets	$1,375,973,675	$12,465,229	$-

Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 14.1%
American Credit Acceptance Receivables Trust 2018-3,
5.1700%, 10/15/24 (144A)	$100,000		$101,744
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	41,319		41,484
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	49,375		49,590
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	100,000		106,785
Bean Creek CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.7810%, 4/20/31 (144A)‡	100,000		98,647
BlueMountain CLO 2016-2 Ltd,
ICE LIBOR USD 3 Month + 7.0000%, 9.6436%, 8/20/28 (144A)‡	250,000		248,187
Business Jet Securities LLC 2017-1, 7.7480%, 2/15/33 (144A)	82,745		84,402
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	41,000		41,662
Cenovus Energy Inc, 5.7000%, 10/15/19	769		780
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	296,715		302,370
Dryden 71 CLO Ltd,
ICE LIBOR USD 3 Month + 1.1500%, 3.8425%, 1/15/29 (144A)‡	280,000		279,997
Exeter Automobile Receivables Trust 2018-4, 5.3800%, 7/15/25 (144A)	130,000		133,549
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	80,000		81,902
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 55.0000%, 27.6183%, 10/25/40‡	23,689		72,339
Fannie Mae REMICS, 3.0000%, 5/25/48	35,582		35,400
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	200,000		205,204
Flagship Credit Auto Trust 2019-1, 5.0600%, 6/15/26 (144A)	500,000		508,842
Horizon Aircraft Finance I Ltd, 6.6570%, 12/15/38 (144A)	244,048		248,380
InSite Issuer LLC, 6.1150%, 12/15/48 (144A)	139,831		144,170
KKR Clo 17 Ltd, ICE LIBOR USD 3 Month + 3.4500%, 6.2373%, 4/15/29 (144A)‡	250,000		247,815
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.7810%, 4/20/31 (144A)‡	250,000		247,003
Madison Park Funding XVII Ltd,
ICE LIBOR USD 3 Month + 3.6000%, 6.3610%, 7/21/30 (144A)‡	250,000		250,211
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.7806%, 7/25/31 (144A)‡	250,000		247,246
New Residential Mortgage Loan Trust 2019-NQM2, 4.2671%, 4/25/49 (144A)‡	100,000		100,973
Octagon Investment Partners 32 Ltd,
ICE LIBOR USD 3 Month + 3.4000%, 6.1873%, 7/15/29 (144A)‡	250,000		248,866
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.7573%, 4/15/31 (144A)‡	250,000		246,156
Octagon Investment Partners 41 Ltd,
ICE LIBOR USD 3 Month + 3.6500%, , 4/15/31 (144A)‡	250,000		250,000
Octagon Investment Partners XXI Ltd,
ICE LIBOR USD 3 Month + 3.9500%, 6.6429%, 2/14/31 (144A)‡	250,000		250,118
OneMain Direct Auto Receivables Trust 2019-1, 4.6800%, 4/14/31 (144A)	248,000		251,021
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
5.7500%, 10/15/20	81,405		81,507
Sequoia Mortgage Trust 2018-7 A4, 4.0000%, 9/25/48 (144A)‡	91,910		93,467
Sequoia Mortgage Trust 2018-8, 0.3432%, 11/25/48 (144A)‡,¤	18,584,240		223,358
Sequoia Mortgage Trust 2018-CH2, 4.0000%, 6/25/48 (144A)‡	80,344		81,369
Sequoia Mortgage Trust 2018-CH3, 4.0000%, 8/25/48 (144A)‡	76,741		77,726
SES SA, EUR SWAP ANNUAL 5 YR + 4.6640%, 4.6250%, 1/2/68‡	100,000	EUR	117,192
SoFi Consumer Loan Program 2019-1 Trust, 4.4200%, 2/25/28 (144A)	140,000		141,789
Sofi Professional Loan Program 2018-D Trust, 0%, 2/25/48 (144A)◊,§	10,000		344,500
Sound Point Clo XVI Ltd,
ICE LIBOR USD 3 Month + 3.6000%, 6.3706%, 7/25/30 (144A)‡	250,000		248,879
Tesla Auto Lease Trust 2018-B, 7.8700%, 6/20/22 (144A)	420,000		424,521
Towd Point Mortgage Trust 2018-4, 3.0000%, 6/25/58 (144A)‡	94,329		93,313
VB-S1 Issuer LLC, 3.4130%, 2/15/48 (144A)	250,000		249,635
Verus Securitization Trust 2019-1,
ICE LIBOR USD 12 Month + 1.9000%, 4.4610%, 2/25/59 (144A)‡	140,000		142,203
Verus Securitization Trust 2019-INV1, 4.0340%, 12/25/59 (144A)‡	100,000		100,000
Voya CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.7110%, 4/19/31 (144A)‡	250,000		245,784
Vx Cargo 2018-1 Trust, 5.4380%, 12/15/33 (144A)	266,969		266,967
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.8758%, 5/15/46‡	5,166		5,196
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)	85,500		84,233
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $8,180,389)			8,146,482
Bank Loans and Mezzanine Loans – 7.3%
Capital Goods – 0.7%
Entegris Inc, ICE LIBOR USD 1 Month + 2.0000%, 4.4986%, 11/6/25‡	152,618		151,473

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Capital Goods – (continued)
Reynolds Group Holdings Inc,
ICE LIBOR USD 1 Month + 2.7500%, 5.2486%, 2/5/23‡	$227,418		$224,576
			376,049
Communications – 1.0%
Entravision Communications Corp,
ICE LIBOR USD 1 Month + 2.7500%, 5.2486%, 11/29/24‡	123,678		117,700
Formula One Management Ltd, 0%, 2/1/24(a),‡	150,000		144,262
Lamar Media Corp, ICE LIBOR USD 1 Month + 1.7500%, 4.2500%, 3/14/25‡	106,998		106,642
Level 3 Parent LLC, ICE LIBOR USD 1 Month + 2.2500%, 4.7355%, 2/22/24‡	146,000		144,144
Mission Broadcasting Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.7515%, 1/17/24‡	5,269		5,179
Nexstar Broadcasting Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.7455%, 1/17/24‡	28,628		28,142
			546,069
Consumer Cyclical – 0.9%
Boardriders Inc, ICE LIBOR USD 1 Month + 6.5000%, 8.9986%, 4/23/24‡	112,000		111,067
Hilton Worldwide Finance LLC,
ICE LIBOR USD 1 Month + 1.7500%, 4.2355%, 10/25/23(a),‡	50,510		50,384
KFC Holding Co, ICE LIBOR USD 1 Month + 1.7500%, 4.2318%, 4/3/25‡	105,705		104,868
Marriott Ownership Resorts Inc,
ICE LIBOR USD 1 Month + 2.2500%, 4.7486%, 8/29/25‡	144,638		143,734
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 3.5000%, 6.1010%, 7/10/25‡	135,712		135,342
			545,395
Consumer Non-Cyclical – 2.0%
Change Healthcare Holdings LLC,
ICE LIBOR USD 1 Month + 2.7500%, 5.2486%, 3/1/24‡	108,477		106,952
Chobani LLC, 0%, 10/10/23(a),‡	115,000		109,969
Froneri International Ltd,
ICE LIBOR USD 1 Month + 2.7500%, 3.4809%, 1/31/25‡	106,000	GBP	136,653
Gentiva Health Services Inc,
ICE LIBOR USD 1 Month + 3.7500%, 6.2500%, 7/2/25‡	103,905		104,035
Gentiva Health Services Inc,
ICE LIBOR USD 1 Month + 7.0000%, 9.5000%, 7/2/26‡	86,000		87,720
HomeVi SAS, 0%, 10/31/24(a),‡	122,000	EUR	135,272
IQVIA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.6010%, 3/7/24‡	23,193		23,073
JBS USA LUX SA, ICE LIBOR USD 1 Month + 2.5000%, 4.9818%, 10/30/22‡	137,300		136,219
NVA Holdings Inc/United States,
ICE LIBOR USD 1 Month + 2.7500%, 5.2486%, 2/2/25‡	145,898		140,702
Post Holdings Inc, ICE LIBOR USD 1 Month + 2.0000%, 4.4900%, 5/24/24‡	87,703		86,840
Valeant Pharmaceuticals International,
ICE LIBOR USD 1 Month + 3.0000%, 5.4809%, 6/2/25‡	109,980		109,195
			1,176,630
Electric – 0.4%
NRG Energy Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2486%, 6/30/23(a),‡	145,792		143,953
Vistra Operations Co LLC, ICE LIBOR USD 1 Month + 2.0000%, 4.4986%, 8/4/23‡	107,983		106,647
			250,600
Finance Companies – 0.4%
RPI Finance Trust, ICE LIBOR USD 1 Month + 2.0000%, 4.4986%, 3/27/23‡	213,549		212,214
Industrial – 0.5%
Lumentum Holdings Inc, ICE LIBOR USD 1 Month + 2.5000%, 4.9986%, 12/10/25‡	144,638		144,276
Ultra Clean Holdings Inc,
ICE LIBOR USD 1 Month + 4.5000%, 6.9986%, 8/27/25‡	143,188		137,371
			281,647
Technology – 1.1%
CommScope Inc, 0%, 2/6/26(a),‡	145,000		144,758
Dell International LLC, ICE LIBOR USD 1 Month + 1.7500%, 4.2500%, 3/13/24‡	87,632		86,755
McAfee LLC, ICE LIBOR USD 1 Month + 8.5000%, 10.9986%, 9/29/25‡	133,833		134,636
Micron Technology Inc,
ICE LIBOR USD 1 Month + 1.7500%, 4.2500%, 4/26/22(a),‡	141,019		140,772
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.7500%, 6.2486%, 10/1/25‡	148,000		143,587
			650,508
Transportation – 0.3%
Hanjin International Corp,
ICE LIBOR USD 1 Month + 2.5000%, 4.9814%, 10/19/20‡	195,000		192,562
Total Bank Loans and Mezzanine Loans (cost $4,276,487)			4,231,674
Corporate Bonds – 27.6%
Banking – 1.1%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)§	300,000		303,000
Bank of America Corp, 2.1510%, 11/9/20	115,000		113,841
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000		13,893

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Banking – (continued)
Citizens Financial Group Inc, 4.3500%, 8/1/25	$10,000		$10,235
JPMorgan Chase & Co, 2.2950%, 8/15/21	146,000		144,334
Synchrony Financial, 4.3750%, 3/19/24	45,000		45,604
			630,907
Basic Industry – 3.0%
AK Steel Corp, 7.5000%, 7/15/23	89,000		91,252
Aleris International Inc, 10.7500%, 7/15/23 (144A)	330,000		346,500
Allegheny Technologies Inc, 5.9500%, 1/15/21	283,000		290,075
CF Industries Inc, 4.5000%, 12/1/26 (144A)	5,000		5,066
CF Industries Inc, 5.3750%, 3/15/44	86,000		77,508
First Quantum Minerals Ltd, 7.0000%, 2/15/21 (144A)	74,000		75,249
FMG Resources August 2006 Pty Ltd, 5.1250%, 5/15/24 (144A)	143,000		142,642
Freeport-McMoRan Inc, 3.5500%, 3/1/22	367,000		362,871
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	17,000		17,672
Glencore Funding LLC, 4.1250%, 3/12/24 (144A)	144,000		145,517
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	38,000		39,283
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	59,000		61,149
Teck Resources Ltd, 4.5000%, 1/15/21	5,000		5,073
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	44,000		47,177
			1,707,034
Capital Goods – 3.0%
Allegion US Holding Co Inc, 3.2000%, 10/1/24	152,000		147,107
ARD Finance SA, 7.1250%, 9/15/23	200,000		199,250
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	200,000		200,000
BWAY Holding Co, 7.2500%, 4/15/25 (144A)	154,000		148,513
Colfax Corp, 6.0000%, 2/15/24 (144A)	49,000		51,021
Colfax Corp, 6.3750%, 2/15/26 (144A)	40,000		42,575
James Hardie International Finance DAC, 3.6250%, 10/1/26 (144A)	100,000	EUR	113,929
Masonite International Corp, 5.6250%, 3/15/23 (144A)	15,000		15,338
Owens Corning, 3.4000%, 8/15/26	240,000		226,373
Summit Materials LLC / Summit Materials Finance Corp,
6.5000%, 3/15/27 (144A)	169,000		170,267
US Concrete Inc, 6.3750%, 6/1/24	58,000		58,870
Wabtec Corp, ICE LIBOR USD 3 Month + 1.3000%, 3.9109%, 9/15/21‡	69,000		68,919
Wabtec Corp, 4.9500%, 9/15/28	288,000		292,175
			1,734,337
Communications – 4.0%
Altice France SA/France, 7.3750%, 5/1/26 (144A)	200,000		196,000
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	200,000		199,750
Discovery Communications LLC, 3.9500%, 3/20/28	150,000		145,874
GCI LLC, 6.8750%, 4/15/25	32,000		33,400
Interpublic Group of Cos Inc, 4.6500%, 10/1/28	72,000		75,026
Lions Gate Capital Holdings LLC, 6.3750%, 2/1/24 (144A)	68,000		71,230
Netflix Inc, 4.6250%, 5/15/29 (144A)	200,000	EUR	239,362
T-Mobile USA Inc, 6.5000%, 1/15/24	158,000		163,925
UBM PLC, 5.7500%, 11/3/20 (144A)	333,000		344,339
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	200,000		207,580
Viacom Inc, 4.3750%, 3/15/43	50,000		44,865
Viacom Inc, 5.2500%, 4/1/44	44,000		44,433
Vodafone Group PLC, USD SWAP SEMI 30/360 5YR + 3.0510%, 6.2500%, 10/3/78‡	285,000		282,150
Walt Disney Co, 3.3750%, 11/15/26 (144A)	152,000		155,267
WMG Acquisition Corp, 3.6250%, 10/15/26	100,000	EUR	115,640
			2,318,841
Consumer Cyclical – 4.0%
Ashton Woods USA LLC / Ashton Woods Finance Co, 9.8750%, 4/1/27 (144A)	124,000		126,480
DR Horton Inc, 4.0000%, 2/15/20	6,000		6,050
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	175,000		177,625
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	121,000		126,433
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	86,000		86,430
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	190,000		199,500
Harley-Davidson Financial Services Inc, 4.0500%, 2/4/22 (144A)	140,000		141,579
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	54,000		56,158
MDC Holdings Inc, 5.5000%, 1/15/24	139,000		142,822
MGM Resorts International, 6.7500%, 10/1/20	70,000		73,413
MGM Resorts International, 7.7500%, 3/15/22	135,000		149,175
MGM Resorts International, 6.0000%, 3/15/23	5,000		5,275
Panther BF Aggregator 2 LP / Panther Finance Co Inc,
4.3750%, 5/15/26 (144A)	100,000	EUR	114,248
Panther BF Aggregator 2 LP / Panther Finance Co Inc,
8.5000%, 5/15/27 (144A)	70,000		70,175
Rent-A-Center Inc/TX, 6.6250%, 11/15/20	86,000		85,785

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Scientific Games International Inc, 6.2500%, 9/1/20	$102,000		$102,000
Scientific Games International Inc, 10.0000%, 12/1/22	275,000		289,437
TRI Pointe Group Inc / TRI Pointe Homes Inc, 4.3750%, 6/15/19	103,000		103,129
TRI Pointe Group Inc / TRI Pointe Homes Inc, 5.8750%, 6/15/24	77,000		77,289
William Lyon Homes Inc, 6.0000%, 9/1/23	150,000		145,125
Wyndham Destinations Inc, 5.4000%, 4/1/24	31,000		31,465
Wyndham Destinations Inc, 6.3500%, 10/1/25	16,000		16,720
			2,326,313
Consumer Non-Cyclical – 5.4%
Avantor Inc, 4.7500%, 10/1/24	118,000	EUR	137,292
Avantor Inc, 6.0000%, 10/1/24 (144A)	145,000		150,437
Bausch Health Cos Inc, 7.0000%, 3/15/24 (144A)	140,000		148,120
DaVita Inc, 5.7500%, 8/15/22	134,000		136,512
DaVita Inc, 5.0000%, 5/1/25	75,000		71,869
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	140,000		123,900
Elanco Animal Health Inc, 3.9120%, 8/27/21 (144A)	10,000		10,168
Elanco Animal Health Inc, 4.2720%, 8/28/23 (144A)	25,000		25,778
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	23,000		24,440
Endo Finance LLC, 5.7500%, 1/15/22 (144A)	160,000		152,400
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	36,000		37,559
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	290,000		292,030
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	59,000		61,065
Mars Inc, 3.6000%, 4/1/34 (144A)	88,000		88,453
Mars Inc, 4.1250%, 4/1/54 (144A)	148,000		152,370
MEDNAX Inc, 6.2500%, 1/15/27 (144A)	68,000		68,765
Newell Brands Inc, 5.0000%, 11/15/23	37,000		37,123
Par Pharmaceutical Inc, 7.5000%, 4/1/27 (144A)	148,000		150,035
Perrigo Finance Unlimited Co, 3.5000%, 3/15/21	200,000		198,062
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	200,000		194,090
Perrigo Finance Unlimited Co, 4.3750%, 3/15/26	200,000		195,031
Smithfield Foods Inc, 5.2000%, 4/1/29 (144A)	172,000		173,036
Tenet Healthcare Corp, 4.7500%, 6/1/20	146,000		147,825
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	156,000		145,470
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	69,000		68,681
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	34,000		30,347
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24	31,000		31,118
Valeant Pharmaceuticals International, 8.5000%, 1/31/27 (144A)	79,000		83,740
			3,135,716
Electric – 0.2%
NRG Energy Inc, 5.7500%, 1/15/28	50,000		53,000
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	67,000		69,179
			122,179
Energy – 2.6%
Antero Resources Corp, 5.3750%, 11/1/21	170,000		170,637
Continental Resources Inc/OK, 5.0000%, 9/15/22	36,000		36,269
DCP Midstream Operating LP, 4.7500%, 9/30/21 (144A)	12,000		12,210
Energy Transfer Operating LP, 4.2500%, 3/15/23	33,000		33,865
Energy Transfer Operating LP, 5.5000%, 6/1/27	22,000		23,873
Energy Transfer Operating LP, 6.0000%, 6/15/48	35,000		37,849
EnLink Midstream Partners LP, ICE LIBOR USD 3 Month + 4.1100%, 6.0000%‡,µ	145,000		119,988
EQM Midstream Partners LP, 4.7500%, 7/15/23	5,000		5,102
EQM Midstream Partners LP, 4.0000%, 8/1/24	18,000		17,618
EQT Corp, ICE LIBOR USD 3 Month + 0.7700%, 3.3618%, 10/1/20‡	13,000		12,930
EQT Midstream Partners LP, 5.5000%, 7/15/28	78,000		78,860
Extraction Oil & Gas Inc, 5.6250%, 2/1/26 (144A)	49,000		37,608
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	175,000		132,125
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	8,000		8,100
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	213,000		215,130
QEP Resources Inc, 6.8750%, 3/1/21	201,000		206,025
Range Resources Corp, 5.0000%, 8/15/22	300,000		297,000
USA Compression Partners LP / USA Compression Finance Corp,
6.8750%, 9/1/27 (144A)	50,000		50,813
			1,496,002
Financial Institutions – 0.1%
Kennedy-Wilson Inc, 5.8750%, 4/1/24	65,000		64,594
Industrial – 0.7%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	250,000		237,316
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	135,000		141,581
			378,897
Industrial Conglomerates – 0.1%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	94,000		87,613

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – 0.5%
Brown & Brown Inc, 4.5000%, 3/15/29	$137,000	$138,597
Molina Healthcare Inc, 5.3750%, 11/15/22	67,000	69,553
Molina Healthcare Inc, 4.8750%, 6/15/25 (144A)	12,000	11,865
WellCare Health Plans Inc, 5.2500%, 4/1/25	48,000	49,680
		269,695
Multiline Retail – 0.1%
JC Penney Corp Inc, 8.1250%, 10/1/19	37,000	36,815
Real Estate Investment Trusts (REITs) – 0.5%
American Homes 4 Rent LP, 4.2500%, 2/15/28	153,000	151,563
CyrusOne LP / CyrusOne Finance Corp, 5.3750%, 3/15/27	86,000	88,984
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	28,460
		269,007
Technology – 2.1%
Lam Research Corp, 4.0000%, 3/15/29	70,000	71,399
Marvell Technology Group Ltd, 4.2000%, 6/22/23	24,000	24,481
Marvell Technology Group Ltd, 4.8750%, 6/22/28	27,000	27,936
Micron Technology Inc, 4.9750%, 2/6/26	140,000	142,637
Micron Technology Inc, 5.3270%, 2/6/29	140,000	143,914
Total System Services Inc, 4.8000%, 4/1/26	69,000	72,544
Trimble Inc, 4.1500%, 6/15/23	95,000	96,719
Trimble Inc, 4.7500%, 12/1/24	274,000	281,633
Trimble Inc, 4.9000%, 6/15/28	131,000	133,956
Western Digital Corp, 4.7500%, 2/15/26	223,000	212,686
		1,207,905
Transportation – 0.2%
Trinity Industries Inc, 4.5500%, 10/1/24	105,000	100,372
Total Corporate Bonds (cost $15,727,715)		15,886,227
Mortgage-Backed Securities – 7.5%
Fannie Mae:
5.0000%, 8/25/48	200,000	211,199
Fannie Mae Pool:
6.0000%, 2/1/37	1,315	1,487
3.5000%, 10/1/42	12,035	12,287
3.5000%, 12/1/42	27,475	28,008
3.0000%, 2/1/43	1,957	1,959
3.5000%, 2/1/43	39,887	40,660
3.5000%, 4/1/43	21,596	22,015
3.0000%, 5/1/43	3,566	3,569
3.5000%, 11/1/43	16,957	17,287
3.5000%, 4/1/44	22,711	23,254
5.0000%, 7/1/44	15,474	16,742
4.5000%, 10/1/44	8,056	8,576
3.5000%, 2/1/45	32,954	33,595
3.5000%, 2/1/45	4,560	4,648
4.5000%, 3/1/45	13,095	13,940
3.5000%, 12/1/45	7,967	8,158
4.5000%, 2/1/46	22,763	24,054
3.5000%, 7/1/46	31,251	31,951
3.5000%, 7/1/46	12,857	13,116
3.5000%, 8/1/46	41,597	42,374
4.0000%, 10/1/46	1,878	1,941
3.0000%, 2/1/47	26,474	26,501
4.0000%, 5/1/47	80,681	84,560
4.5000%, 5/1/47	4,009	4,266
4.5000%, 5/1/47	3,343	3,536
4.5000%, 5/1/47	3,029	3,196
4.5000%, 5/1/47	2,446	2,602
4.5000%, 5/1/47	2,361	2,491
4.5000%, 5/1/47	2,067	2,187
4.5000%, 5/1/47	1,983	2,098
4.5000%, 5/1/47	1,523	1,621
4.5000%, 5/1/47	1,498	1,594
4.0000%, 6/1/47	3,578	3,698
4.0000%, 6/1/47	2,009	2,076
4.5000%, 6/1/47	12,415	13,098
4.5000%, 6/1/47	2,604	2,770
4.0000%, 7/1/47	3,112	3,217
4.0000%, 7/1/47	2,884	2,981
4.0000%, 7/1/47	2,609	2,697
4.0000%, 7/1/47	1,823	1,884
4.5000%, 7/1/47	8,988	9,483
4.5000%, 7/1/47	7,816	8,246
4.5000%, 7/1/47	7,268	7,668

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 8/1/47	$9,679	$9,833
3.5000%, 8/1/47	7,116	7,244
4.0000%, 8/1/47	32,539	33,814
4.0000%, 8/1/47	5,513	5,698
4.0000%, 8/1/47	3,418	3,533
4.0000%, 8/1/47	2,952	3,051
4.5000%, 8/1/47	9,767	10,304
4.5000%, 8/1/47	1,878	1,982
4.0000%, 9/1/47	2,838	2,933
4.5000%, 9/1/47	11,423	12,052
4.5000%, 9/1/47	8,198	8,650
4.5000%, 9/1/47	6,153	6,492
4.0000%, 10/1/47	7,310	7,556
4.0000%, 10/1/47	6,346	6,559
4.0000%, 10/1/47	6,112	6,317
4.0000%, 10/1/47	3,889	4,020
4.0000%, 10/1/47	3,418	3,533
4.5000%, 10/1/47	3,483	3,674
4.5000%, 10/1/47	1,590	1,677
4.0000%, 11/1/47	9,208	9,517
4.0000%, 11/1/47	2,901	2,999
4.5000%, 11/1/47	8,259	8,713
3.5000%, 12/1/47	14,609	14,885
3.5000%, 12/1/47	6,309	6,419
3.5000%, 1/1/48	10,831	11,042
3.5000%, 1/1/48	9,084	9,259
4.0000%, 1/1/48	36,067	37,405
4.0000%, 1/1/48	22,337	23,089
4.0000%, 1/1/48	3,911	4,088
3.5000%, 3/1/48	6,300	6,423
4.0000%, 3/1/48	15,424	15,992
4.0000%, 3/1/48	3,412	3,566
4.5000%, 3/1/48	12,429	13,151
3.5000%, 4/1/48	22,063	22,458
4.0000%, 4/1/48	8,019	8,382
4.5000%, 4/1/48	9,585	10,151
4.0000%, 5/1/48	38,553	39,795
4.0000%, 5/1/48	34,102	35,175
4.5000%, 5/1/48	7,699	8,128
4.5000%, 5/1/48	6,705	7,086
4.0000%, 6/1/48	15,476	15,958
4.5000%, 6/1/48	7,470	7,866
4.0000%, 10/1/48	2,917	3,029
4.0000%, 1/1/49	282,829	291,235
4.5000%, 1/1/49	130,949	136,764
4.5000%, 1/1/49	94,771	98,950
4.0000%, 2/1/49	140,650	144,788
4.5000%, 2/1/49	53,936	56,315
4.5000%, 2/1/49	24,888	25,985
4.5000%, 2/1/49	3,973	4,150
3.0000%, 2/1/57	470,261	464,680
3.5000%, 2/1/57	149,960	151,767
		2,380,223
Freddie Mac Gold Pool:
6.0000%, 4/1/40	31,519	35,690
3.5000%, 2/1/43	10,749	10,952
3.5000%, 2/1/44	12,549	12,785
4.5000%, 5/1/44	8,305	8,772
3.5000%, 12/1/44	33,721	34,458
3.0000%, 1/1/45	9,065	9,061
4.0000%, 5/1/46	6,947	7,211
3.5000%, 7/1/46	9,216	9,399
3.0000%, 10/1/46	40,034	39,925
3.0000%, 12/1/46	27,420	27,345
4.0000%, 3/1/47	3,894	4,047
3.5000%, 9/1/47	33,580	34,242
3.5000%, 9/1/47	25,891	26,319
3.5000%, 9/1/47	14,758	15,001
3.5000%, 11/1/47	25,770	26,326
3.5000%, 11/1/47	12,151	12,367
3.5000%, 12/1/47	72,680	74,351
3.5000%, 12/1/47	25,502	26,052
3.5000%, 12/1/47	8,731	8,907

3.5000%, 2/1/48	8,530	8,691
Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
3.5000%, 2/1/48	$8,409	$8,564
3.5000%, 3/1/48	26,079	26,642
3.5000%, 3/1/48	6,485	6,613
4.0000%, 3/1/48	10,213	10,601
3.5000%, 4/1/48	2,843	2,899
4.0000%, 4/1/48	50,624	52,242
4.0000%, 4/1/48	5,315	5,509
4.0000%, 5/1/48	42,619	43,990
4.0000%, 5/1/48	23,949	24,717
4.0000%, 6/1/48	11,007	11,360
3.5000%, 8/1/48	25,798	26,307
4.0000%, 8/1/48	82,649	85,291
4.5000%, 8/1/48	11,248	11,786
3.5000%, 11/1/48	34,094	34,765
4.0000%, 1/1/49	15,883	16,620
4.5000%, 1/1/49	189,529	198,273
4.5000%, 4/1/49	286,961	299,935
		1,298,015
Ginnie Mae I Pool:
4.5000%, 8/15/46	30,919	32,615
4.0000%, 7/15/47	14,178	14,714
4.0000%, 8/15/47	2,762	2,866
4.0000%, 11/15/47	8,045	8,358
4.0000%, 12/15/47	10,481	10,889
		69,442
Ginnie Mae II Pool:
4.5000%, 10/20/41	13,930	14,510
4.5000%, 5/20/48	21,889	23,085
4.5000%, 5/20/48	5,199	5,483
5.0000%, 12/20/48	162,401	170,342
4.5000%, 1/20/49	131,502	136,720
		350,140
Total Mortgage-Backed Securities (cost $4,285,938)		4,309,019
Common Stocks – 42.1%
Aerospace & Defense – 1.4%
BWX Technologies Inc	9,893	490,495
United Technologies Corp	2,450	315,780
		806,275
Banks – 6.3%
Cadence BanCorp	23,860	442,603
Citigroup Inc	12,054	750,000
Citizens Financial Group Inc	15,759	512,167
Pinnacle Financial Partners Inc	6,497	355,386
US Bancorp	16,505	795,376
Wells Fargo & Co	16,045	775,294
		3,630,826
Beverages – 1.5%
PepsiCo Inc	6,972	854,419
Biotechnology – 1.1%
Gilead Sciences Inc	9,373	609,339
Building Products – 0.3%
AO Smith Corp	3,087	164,599
Capital Markets – 1.1%
Cohen & Steers Inc	14,508	613,253
Chemicals – 1.0%
NewMarket Corp	1,324	574,033
Commercial Services & Supplies – 1.1%
Republic Services Inc	2,731	219,518
UniFirst Corp/MA	2,885	442,847
		662,365
Consumer Finance – 1.0%
Discover Financial Services	5,771	410,664
Synchrony Financial	5,475	174,652
		585,316
Containers & Packaging – 0.5%
Graphic Packaging Holding Co	24,093	304,295
Diversified Telecommunication Services – 0.5%
Singapore Telecommunications Ltd	121,400	270,594
Electric Utilities – 2.1%
Entergy Corp	1,560	149,183
Evergy Inc	5,766	334,716
Exelon Corp	7,062	354,018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electric Utilities – (continued)
PPL Corp	11,865	$376,595
		1,214,512
Electronic Equipment, Instruments & Components – 0.2%
Avnet Inc	3,240	140,519
Energy Equipment & Services – 1.0%
Mammoth Energy Services Inc	11,216	186,746
Schlumberger Ltd	9,177	399,842
		586,588
Equity Real Estate Investment Trusts (REITs) – 2.9%
Equity LifeStyle Properties Inc	4,897	559,727
Lamar Advertising Co	11,706	927,818
Weyerhaeuser Co	7,869	207,269
		1,694,814
Food & Staples Retailing – 0.9%
Casey's General Stores Inc	3,812	490,871
Health Care Equipment & Supplies – 0.8%
Medtronic PLC	5,100	464,508
Health Care Providers & Services – 2.3%
Humana Inc	414	110,124
Quest Diagnostics Inc	13,383	1,203,328
		1,313,452
Household Products – 1.5%
Colgate-Palmolive Co	12,580	862,233
Information Technology Services – 0.6%
Cognizant Technology Solutions Corp	4,483	324,793
Insurance – 2.3%
Chubb Ltd	5,330	746,626
RenaissanceRe Holdings Ltd	3,978	570,843
		1,317,469
Machinery – 0.9%
Donaldson Co Inc	4,846	242,591
Lincoln Electric Holdings Inc	3,273	274,507
		517,098
Oil, Gas & Consumable Fuels – 2.5%
Cimarex Energy Co	3,390	236,961
Noble Energy Inc	14,362	355,172
Occidental Petroleum Corp	9,982	660,808
Royal Dutch Shell PLC	6,227	195,706
		1,448,647
Pharmaceuticals – 4.5%
Johnson & Johnson	5,821	813,718
Merck & Co Inc	9,125	758,926
Pfizer Inc	15,643	664,358
Sanofi	4,032	356,087
		2,593,089
Road & Rail – 0.5%
Union Pacific Corp	1,677	280,394
Semiconductor & Semiconductor Equipment – 1.3%
Analog Devices Inc	3,352	352,865
MKS Instruments Inc	4,507	419,376
		772,241
Software – 2.0%
Microsoft Corp	2,314	272,913
Oracle Corp	16,179	868,974
		1,141,887
Total Common Stocks (cost $21,554,562)		24,238,429
Preferred Stocks – 0.4%
Equity Real Estate Investment Trusts (REITs) – 0.3%
Crown Castle International Corp, 6.8750%, 8/1/20	140	165,620
Health Care Equipment & Supplies – 0.1%
Danaher Corp, 4.7500%, 4/15/20	68	71,250
Total Preferred Stocks (cost $208,000)		236,870
Investment Companies – 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£ (cost $995,000)	995,000	995,000
Total Investments (total cost $55,228,091) – 100.7%		58,043,701
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(428,604)
Net Assets – 100%		$57,615,097

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$50,065,387	86.2%
Cayman Islands	3,108,909	5.4
United Kingdom	1,172,289	2.0
France	687,359	1.2
Luxembourg	516,192	0.9
Germany	444,896	0.8
Ireland	398,162	0.7
Panama	303,000	0.5
Israel	275,616	0.5
Singapore	270,594	0.5
Canada	227,655	0.4
South Korea	192,562	0.3
Switzerland	163,189	0.3
Australia	142,642	0.2
Zambia	75,249	0.1

Total	$58,043,701	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	$31,133	$-	$-	$995,000

	Share Balance at 6/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	1,726,555	33,250,865	(33,982,420)	995,000

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	4/17/19	(6,600)	$8,655	$54
Euro	4/17/19	(336,200)	381,803	4,192

				4,246
Citibank NA:
British Pound	4/17/19	(243,510)	319,510	2,159
Euro	4/17/19	(587,350)	670,472	10,777
Singapore Dollar	4/17/19	(362,520)	268,768	1,115
Singapore Dollar	4/17/19	(7,400)	5,463	(1)

				14,050

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co:
British Pound	4/17/19	(2,700)	$3,565	46
British Pound	4/17/19	(2,500)	3,252	(6)
Euro	4/17/19	(262,000)	297,202	2,931
Singapore Dollar	4/17/19	3,100	(2,300)	(11)

				2,960
Total				$21,256

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	10	6/19/19	$1,242,188	$2,344	$(2,813)
2-Year US Treasury Note	32	6/28/19	6,819,000	(12,250)	(7,000)
5-Year US Treasury Note	74	6/28/19	8,571,281	(24,464)	(16,766)
90 Day Euro	4	12/16/19	975,700	7,650	(500)
90 Day Euro	4	3/16/20	976,850	8,950	(750)
90 Day Euro	4	6/15/20	977,750	9,900	(850)
90 Day Euro	4	9/14/20	978,400	10,500	(800)
Ultra 10-Year US Treasury Note	7	6/19/19	929,469	18,281	(1,969)
Ultra Long Term US Treasury Bond	1	6/19/19	149,656	4,164	(375)
Ultra Long Term US Treasury Bond	2	6/19/19	336,000	12,953	(750)
Total				$38,028	$(32,573)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 19,328
Forward foreign currency exchange contracts, sold	1,040,602
Futures contracts, purchased	5,799,136
Futures contracts, sold	1,658,155

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is

$14,362,866, which represents 24.9% of net assets.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2019)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Banco La Hipotecaria SA, 5.5000%, 9/15/23	11/27/18	$300,000	$303,000	0.5%
Sofi Professional Loan Program 2018-D Trust, 0%, 2/25/48	9/20/18	344,500	344,500	0.6
Total		$644,500	$647,500	1.1%

The Fund has registration rights for certain restricted securities held as of March 31, 2019. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$8,146,482	$-
Bank Loans and Mezzanine Loans	-	4,231,674	-
Corporate Bonds	-	15,886,227	-
Mortgage-Backed Securities	-	4,309,019	-
Common Stocks	24,238,429	-	-
Preferred Stocks	-	236,870	-
Investment Companies	-	995,000	-
Total Investments in Securities	$24,238,429	$33,805,272	$-
Other Financial Instruments(a):

Forward Foreign Currency Exchange Contracts	-	21,274	-
Total Assets	$24,238,429	$33,826,546	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$18	$-
Variation Margin Payable	32,573	-	-
Total Liabilities	$32,573	$18	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Value Plus Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.